UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-10)
INFORMATION REQUIRED IN THE PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12.
Cinemark Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CINEMARK HOLDINGS, INC.
3900 Dallas Parkway, Suite 500
Plano, Texas 75093

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 15, 2008

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Cinemark Holdings, Inc. will be held on May 15, 2008 at 9 a.m. at the Cinemark Legacy Theatre located at 7201 Central Expressway, Plano, Texas 75025 for the following purposes:

1. To elect four Class I directors to serve for three years on our Board of Directors;

2.	To approve and ratify the appointment of Deloitte & Touche, LLP as our independent registered public accountant for the fiscal year ending December 31, 2008;

3. To approve the Cinemark Holdings, Inc. Performance Bonus Plan;

4. To approve the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Accompanying this notice is the proxy statement, which provides information on our Board of Directors and management team, and further describes the business we will conduct at the Annual Meeting.

Only stockholders of record as of the close of business on April 11, 2008 will be entitled to notice of, and to vote at, the Annual Meeting.

We sincerely hope you will be able to attend the Annual Meeting.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting, and, therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

Sincerely,

Michael D. Cavalier
Secretary

Plano, Texas
April 15, 2008

CINEMARK HOLDINGS, INC.
3900 Dallas Parkway, Suite 500
Plano, Texas 75093

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 15, 2008

GENERAL INFORMATION

Solicitation and Revocability of Proxies

The Board of Directors (the “Board”) of Cinemark Holdings, Inc. (the “Company”, “we”, “our” or “us”) is soliciting proxies in connection with the 2008 annual meeting of stockholders and any adjournment thereof (the “Annual Meeting”) to be held on May 15, 2008 at 9 a.m. at the Cinemark Legacy Theatre located at 7201 Central Expressway, Plano, Texas 75025. The approximate date on which this proxy statement and the enclosed proxy are first being sent to stockholders is April 15, 2008.

If the accompanying proxy card is duly executed and returned, the shares of common stock, par value $0.001 per share of the Company (the “Common Stock”), represented thereby will be voted in accordance with the Board’s recommendations set forth herein and, where the stockholder makes a specification, will be voted in accordance with such specification. A proxy may be revoked by the person executing it at any time before it has been exercised, but the revocation of the proxy will not be effective until written notice thereof has been delivered to Michael D. Cavalier, Company Secretary, at Cinemark Holdings, Inc., 3900 Dallas Parkway, Suite 500, Dallas, Texas 75093. If a stockholder attends the Annual Meeting, the stockholder may revoke the proxy and vote in person.

All references to the “Company”, “we”, “our” or “us” refer to Cinemark Holdings, Inc., its predecessor and its consolidated subsidiaries.

Shares Outstanding and Voting Rights

As of April 11, 2008, 107,139,514 shares of the Company’s Common Stock were outstanding. The Common Stock constitutes the only class of voting securities of the Company. Only stockholders of record as of the close of business on April 11, 2008 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. Holders of Common Stock are entitled to one vote for each share so held. Holders of Common Stock of the Company do not have cumulative voting rights with respect to the election of directors.

Quorum and Required Vote

Quorum.  Unless a quorum is present at the Annual Meeting, no action may be taken at the Annual Meeting except the adjournment thereof until a later time. The holders of a majority of the issued and outstanding shares of Common Stock on the Record Date, present in person or represented by proxy, are necessary to constitute a quorum at the Annual Meeting. Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and “broker non-votes” (shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and have not received any instructions from the beneficial owners or persons entitled to vote) will be counted as shares present and entitled to vote in determining the presence or absence of a quorum. The inspector of election appointed for the Annual Meeting will determine the number of shares of our Common Stock present at the Annual Meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

Required Vote.  If a quorum is obtained, directors are elected by a plurality of all of the votes cast, in person or by proxy. This means that the four director nominees will be elected if they receive more affirmative votes than any other director nominee. Votes marked “For” Item 1 will be counted in favor of all director nominees, except to the extent the proxy withholds authority to vote for a specified director nominee. Votes “Withheld” from a director nominee have no effect on the vote since a plurality of the shares cast at the Annual Meeting is required for the election of each director nominee. Stockholders may not abstain from voting with respect to the election of directors. The election of directors is a routine matter for which specific instructions from beneficial owners will not be required, therefore, “broker non-votes” will not arise in the context of this proposal.

Ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accountant requires the majority of all the votes cast on the matter at the Annual Meeting by stockholders at which a quorum is present in person or by proxy. Abstentions from voting on the ratification of the independent registered public accountant will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal. The ratification of the appointment of auditors is a routine matter for which specific instructions from beneficial owners will not be required, therefore, “broker non-votes” will not arise in the context of this proposal.

If a quorum is present and a majority of the shares present in person or represented by proxy at the Annual Meeting vote “For” (i) Item 3, the Cinemark Holdings, Inc. Performance Bonus Plan (the “Bonus Plan”) will be approved, and (ii) Item 4, the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan (the “Restated Incentive Plan”) will be approved. For purposes of the vote on Item 3 or Item 4, an abstention will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal. Approval of the Bonus Plan and the Restated Incentive Plan is considered a non-routine matter under the broker voting rules and as a consequence, brokers will not be able to vote on Item 3 or Item 4 without receiving instructions from their customers. As a result, broker non-votes could arise in the context of these proposals. Broker non-votes are not considered to be present and entitled to vote on Item 3 or Item 4, and thus will have no effect on the outcome of such proposals.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1.	What is a proxy and how does the proxy process operate?

A proxy is your legal designation of another person to vote the stock you own. The person(s) designated to vote your shares are called proxies. Alan W. Stock, Robert D. Copple and Michael D. Cavalier of the Company have been designated as proxies for the Annual Meeting. The term “proxy” also refers to the written document or “proxy card” that you sign to authorize those persons to vote your shares.

By executing the proxy card, you authorize the above-named individuals to act as your proxies to vote your shares in the manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders (a majority of the issued and outstanding shares of Common Stock as of the Record Date) must be represented at the Annual Meeting in person or by proxy. Since few stockholders can spend the time or money to attend stockholder meetings in person, voting by proxy is necessary to obtain a quorum and complete the stockholder vote. It is important that you attend the Annual Meeting in person or grant a proxy to vote your shares to assure a quorum is obtained so corporate business can be transacted. If a quorum is not obtained, we must postpone the Annual Meeting and solicit additional proxies, which is an expensive and time-consuming process.

2.	What is a proxy statement?

A proxy statement is a disclosure document whereby the Company furnishes you with important information to assist you in deciding whether to authorize the proxies to vote on your behalf.

3.	What is the purpose of holding this Annual Meeting?

We are holding the Annual Meeting to elect directors, ratify the selection of Deloitte & Touche, LLP as our independent registered public accountant, and to obtain stockholder approval of the Bonus Plan and the Restated Incentive Plan. Our Nominating and Corporate Governance Committee has recommended the director nominees to our Board and our Board has nominated the director nominees for election by our stockholders at the Annual Meeting. Our Audit Committee has approved the appointment of our independent registered public accountant and our Board has ratified such appointment and recommended such appointment be approved by our stockholders. Our

Compensation Committee has recommended the adoption of the Bonus Plan and the Restated Incentive Plan to our Board and our Board has approved and recommended approval of the Bonus Plan and the Restated Incentive Plan by our stockholders. If any other matters requiring a stockholder vote properly come before the Annual Meeting, those stockholders present at the Annual Meeting and the proxies who have been appointed by our stockholders will vote as they think appropriate.

4.	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

(a) If your shares are registered in your name with our transfer agent, Wells Fargo Shareowner Services, you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the meeting.

(b) If you are the beneficial owner of shares and your shares are held in “street name,” then they are held in the name of your brokerage firm, bank or other nominee. Your broker of record or bank, as the record holder of your shares, is required to vote those shares in accordance with your instructions. If you beneficially own shares in street name, these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Since a beneficial owner in street name is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

5.	What is the record date and what does it mean?

The Record Date for the Annual Meeting is April 11, 2008. The Record Date is established by the Board as required by Delaware law. Owners of record of Common Stock at the close of business on the Record Date are entitled to:

(a) receive notice of the Annual Meeting, and

(b) vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

6.	What different methods can I use to vote?

(a) By Mail by sending in the Written Proxy Card.

If your shares are registered directly in your name as the holder of record, you may vote your shares by marking, signing, dating and mailing the proxy card in the postage paid envelope that we have provided. All stockholders of record can vote by this written proxy card.

(b) By Instructing your Bank or Broker.

If your shares are held in street name, only your broker, bank or other nominee can give a proxy with respect to your shares. You should receive a voting instruction card from your bank or broker, which you must return to have your shares voted. If you have not received a voting instruction card from your bank or broker, you may contact them directly to provide them with instructions on how you wish to vote.

(c) In Person.

If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed and signed proxy card in person. If your shares are held in street name, and you wish to vote in person at the Annual Meeting, you will need to obtain a legal proxy form from your broker or bank that holds your shares of record and you must bring that document to the Annual Meeting.

7.	What is the effect of not voting?

The effect of not voting depends on how ownership of your shares is registered. If you own shares as a registered holder, rather than through a broker, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected. If you own shares through a broker and do not vote, your broker may represent your shares at the Annual Meeting for purposes of obtaining a quorum. As explained in the answer to the following question, if you do not provide your broker with voting instructions, your broker may or may not vote your shares, depending upon the proposal.

8.	If I do not vote, will my broker vote for me and how will broker non-votes be counted?

If you own your shares through a broker and you do not vote, your broker may vote your shares in its discretion on some “routine matters.” However, your broker may not vote your shares for you in any other matters. With respect to these matters, the aggregate number of unvoted shares is reported as broker non-votes. Broker non-vote shares are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved. The proposal with respect to the election of directors and ratification of independent registered public accountant set forth in this proxy statement are routine matters on which brokers will be permitted to vote unvoted shares. Approval of the Bonus Plan and the Restated Incentive Plan are non-routine matters under the broker voting rules and as a consequence, brokers will not be able to vote on the Bonus Plan or the Restated Incentive Plan without receiving instructions from their customers. As a result, broker non-votes could arise in the context of these proposals. Broker non-votes are not considered to be present and entitled to vote on the Bonus Plan or the Restated Incentive Plan, and thus will have no effect on the outcome of such proposals.

9.	How can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the proxy has been exercised at the Annual Meeting. If you are a registered holder, your proxy can be revoked in several ways: (1) by timely delivery of a written revocation delivered to the Company’s Secretary; (2) by submitting another valid proxy bearing a later date; or (3) by attending the Annual Meeting in person and giving the inspector of election notice that you intend to vote your shares in person. If your shares are held in street name by a broker, you must contact your broker in order to revoke your proxy, but generally, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

10.	Who counts the votes?

The Company has retained a representative of Wells Fargo Shareowner Services to serve as an independent tabulator to receive and tabulate the proxies and as an independent inspector of election to certify the results.

11.	Who pays for this proxy solicitation?

The Company pays for this proxy solicitation. We use our transfer agent, its agents, and brokers to distribute all proxy materials to our stockholders. We will pay them a fee and reimburse any expenses they incur in making the distribution. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile transmission or electronically. No additional compensation will be paid to such directors, officers and employees for soliciting proxies.

12.	What are my voting choices when voting for director nominees, and what vote is needed to elect the director nominees?

With regard to the election of directors, you may cast your vote in favor of or withhold your vote for each director nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. In accordance with the Company’s bylaws and Delaware law, the director nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the Annual Meeting, up to the number of directors to be elected, will be elected as directors of the Company.

The Board recommends a vote “FOR” each of the director nominees.

13.	How can I obtain copies of the Company’s annual report and other available information about the Company?

Stockholders may receive a copy of the Company’s 2007 Annual Report on Form 10-K at no charge by sending a written request to Michael D. Cavalier, Company Secretary at Cinemark Holdings, Inc., 3900 Dallas Parkway, Suite 500, Plano, Texas 75093.

You can also visit our Web site at www.cinemark.com for free access to SEC filings, including our Registration Statement on Form S-1, Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to these reports as soon as reasonably practicable after the reports are electronically filed with or furnished to the Securities and Exchange Commission (the “SEC”). The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Company’s reports including corporate governance documents can also be accessed free of charge at the Company’s Web site, www.cinemark.com.

14.	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder proposals requested to be included in our proxy statement and form of proxy for our 2009 annual meeting must be in writing and received by us by December 12, 2008, provided that proposals are submitted by eligible stockholders who have complied with the relevant regulations of the SEC regarding stockholder proposals and our bylaws. A copy of our bylaws is available from the Company’s Secretary upon written request. Proposals should be directed to the Company’s Secretary at Cinemark Holdings, Inc., 3900 Dallas Parkway, Suite 500, Plano, Texas 75093.

Stockholders who wish to introduce an item of business at the 2009 annual meeting of stockholders may do so in accordance with our bylaws. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before an annual meeting, must do so by a written notice, timely received (between 90 and 120 days in advance of such annual meeting) by the Company’s Secretary. Any notice of intent to introduce an item of business at an annual meeting of stockholders must contain the name and address of the stockholder and the name and address of the beneficial owner on whose behalf the proposal is made, a representation that the stockholder is a holder of record, the number of shares of Common Stock owned of record or beneficially by the stockholder and the beneficial owner on whose behalf the proposal is made, a description of all arrangements and understandings between the stockholder and the beneficial owners, if any and that the stockholder intends to appear in person or by proxy at the annual meeting. Notice of an item of business must also include a brief description of the proposed business and any material interest of the stockholder in such business.

ITEM 1 —	ELECTION OF DIRECTORS

Our Board is currently comprised of ten members. The size of our Board may be fixed from time to time exclusively by our Board as provided in our Second Amended and Restated Certificate of Incorporation. Our Second Amended and Restated Certificate of Incorporation also provides that our Board consists of three classes of directors, designated as Class I, Class II and Class III, and the members of each class are elected to serve a three-year term, with the terms of office of each class ending in successive years. On April 9, 2007, immediately prior to the Company’s initial public offering, the Company entered into a director nomination agreement with certain stockholders permitting those certain stockholders to designate persons for appointment or nomination for election to the Board (the “Director Nomination Agreement”). Pursuant to the Director Nomination Agreement, Madison Dearborn Capital Partners IV, L.P. (“MDCP”), has the right to designate five nominees to the Board, the Mitchell Investors (as defined in the Director Nomination Agreement) have the right to designate two nominees to the Board, Syufy Enterprises, LP has the right to designate one nominee to the Board and the Quadrangle Investors (as defined in the Director Nomination Agreement) have the right to designate one nominee to the Board. As a result of the increase of the size of our Board to ten members approved by the Board in March 2008, the Board nominated and elected one member, Steven P. Rosenberg, to our Board as a Class I director, effective April 1, 2008.

The term of the current Class I directors, Steven P. Rosenberg, Enrique F. Senior, Donald G. Soderquist, and Roger T. Staubach, expire at this Annual Meeting.

MDCP has designated Messers. Senior, Soderquist, and Staubach for nomination at the Annual Meeting for election to the Board as Class I directors. The Nomination and Corporate Governance Committee has recommended to the Board, and the Board has approved, the nomination of Messers. Rosenberg, Senior, Soderquist and Staubach for election to the Board at the Annual Meeting as Class I directors. Each of the Class I directors, if elected, will serve on the Board for a three-year term expiring on the date of our annual meeting of stockholders to be held in 2011.

Each nominee has consented to be named herein and to serve on the Board if elected. We have no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any director nominee becomes unavailable or unwilling to serve before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Information on each of our director nominees and continuing directors is given below.

Nominees for Class I Directors
For a Three-Year Term Expiring 2011

Name	Business Experience

Steven P. Rosenberg 49	Mr. Rosenberg has served as a director since April 2008. Mr. Rosenberg is the President of SPR Ventures Inc., a private investment firm he founded in 1997, and President of SPR Packaging LLC, a manufacturer of flexible packaging. From 1992 to 1997, Mr. Rosenberg was the President of the Arrow division of ConAgra, Inc., a leading manufacturer of grocery products. Mr. Rosenberg was also a founding investor of Packaged Ice, a leading manufacturer of industrial and consumer ice, in 1992. Mr. Rosenberg currently serves on the board of directors of Texas Capital Bancshares, Inc. and PRG Schultz International, Inc. Mr. Rosenberg will be a member of the Audit Committee effective April 15, 2008. Mr. Rosenberg was nominated by our Board.

Enrique F. Senior 64	Mr. Senior has served as a director since April 2004. Mr. Senior is a Managing Director of Allen & Company LLC, an investment bank, formerly Allen & Company Incorporated, and has been employed by the firm since 1972. Mr. Senior currently serves on the board of directors of Grupo Televisa S.A. de C.V. and Coca Cola FEMSA S.A. de C.V. Mr. Senior was nominated by MDCP.

Donald G. Soderquist 74	Mr. Soderquist has served as a director since June 2007. Since 2001, he has been a speaker and business counselor for OnCourse, LLC, a financial planning and investment advisory firm. Mr. Soderquist was Senior Vice Chairman of Wal-Mart Stores, Inc., the world’s largest retailer, from January 1999 to August 2000. Prior to 1999, Mr. Soderquist was Vice Chairman and Chief Operating Officer of Wal-Mart Stores, Inc. Mr. Soderquist currently serves on the board of directors of ARVEST Bank, John Brown University, NWA Community Foundation and the Salvation Army-National. Mr. Soderquist was nominated by MDCP.

Name	Business Experience

Roger T. Staubach 66	Mr. Staubach has served as a director since June 2007. Mr. Staubach is the Executive Chairman of The Staubach Company, a global commercial real estate strategy and services firm founded by him in 1982. Prior to founding The Staubach Company, Mr. Staubach played professional football from 1969 to 1979 with the Dallas Cowboys. Mr. Staubach currently serves on the board of directors of AMR Corporation and has been named Chairman of the Host Committee for Super Bowl XLV. Mr. Staubach is also involved with The Children’s Cancer Fund, the United States Naval Academy Foundation and numerous other civic, charitable and professional organizations. Mr. Staubach was nominated by MDCP.

Our Board unanimously recommends that the stockholders vote “FOR” each of the above director nominees.

Unless marked to the contrary, proxies received will be voted “FOR” the election of each of the director nominees.

Continuing Class II Directors
Term Expiring 2009

Name	Business Experience

Vahe A. Dombalagian 34	Mr. Dombalagian has served as a director since April 2004. Mr. Dombalagian is a Director of Madison Dearborn Partners, LLC, a private equity firm and affiliate of MDCP, and has been employed by the firm since July 2001. From 1997 to 1999, Mr. Dombalagian was an Associate with Texas Pacific Group, a private equity firm. Mr. Dombalagian is a member of the Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee. Mr. Dombalagian will resign from the Audit Committee effective April 15, 2008. Mr. Dombalagian was nominated by MDCP.

Peter R. Ezersky 47	Mr. Ezersky has served as a director since December 2004. Since 2000, Mr. Ezersky has been the Managing Principal of Quadrangle Group LLC, focused on the firm’s media and communications private equity business. Prior to the formation of Quadrangle Group in March 2000, Mr. Ezersky was a Managing Director of Lazard Frères & Co. LLC (“Lazard”) and headed the firm’s worldwide Media and Communications Group. Prior to joining Lazard, Mr. Ezersky was a Vice President in the Mergers & Acquisitions group of The First Boston Corporation. Mr. Ezersky serves as Chairman of the board of directors of Common Ground Community HDFC, the non-profit housing development group that owns and operates the Times Square and the Prince George, the nation’s largest supportive single room occupancy housing facilities for formerly homeless and low-income tenants. He also serves as a Director of the Center for Communications. Mr. Ezersky is a member of the Audit Committee. Mr. Ezersky was nominated by the Quadrangle Investors.

Name	Business Experience

Carlos M. Sepulveda 50	Mr. Sepulveda has served as a director since June 2007. Mr. Sepulveda has been the President and Chief Executive Officer of Interstate Battery System International, Inc. (“Interstate Battery”), a seller of automotive and commercial batteries, since March 2004 and was its Executive Vice President from 1995 to 2004. Prior to joining Interstate Battery, he was with the accounting firm of KPMG Peat Marwick in Austin, New York and San Francisco for 11 years. Mr. Sepulveda serves as chairman of our Audit Committee and is designated as the Audit Committee financial expert. Mr. Sepulveda was nominated by the Mitchell Investors.

Continuing Class III Directors
Term Expiring 2010

Name	Business Experience

Benjamin D. Chereskin 49	Mr. Chereskin has served as a director since April 2004. Mr. Chereskin is a Managing Director of Madison Dearborn Partners, LLC, a private equity firm and affiliate of MDCP, and co-founded the firm in 1993. Previously, Mr. Chereskin was with First Chicago Venture Capital for nine years. Mr. Chereskin currently serves on the board of directors of Tuesday Morning Corporation. Mr. Chereskin is the chairperson of the Nominating and Corporate Governance Committee and the Compensation Committee. Mr. Chereskin was nominated by MDCP.

Lee Roy Mitchell 71	Mr. Mitchell has served as Chairman of the Board since March 1996 and as a director since our inception in 1987. Mr. Mitchell served as our Chief Executive Officer from our inception in 1987 to December 2006. Mr. Mitchell was Vice Chairman of the Board from March 1993 to March 1996 and was President from our inception in 1987 to March 1993. From 1985 to 1987, Mr. Mitchell served as President and Chief Executive Officer of a predecessor company. Mr. Mitchell currently serves on the board of directors of Texas Capital Bancshares, Inc. and National CineMedia, Inc. Mr. Mitchell is also on the board of directors of the National Association of Theatre Owners, Champions for Life and Dallas County Community College. Mr. Mitchell has been engaged in the motion picture exhibition business for over 50 years. Mr. Mitchell is the husband of Tandy Mitchell, an executive vice president of the Company. Mr. Mitchell was nominated by the Mitchell Investors.

Raymond W. Syufy 45	Mr. Syufy has served as a director since October 2006. Mr. Syufy began working for Century Theatres, Inc. (“Century Theatres”) in 1977 and held positions in each of the major departments within Century Theatres. In 1994, Mr. Syufy was named President of Century Theatres and was later appointed Chief Executive Officer and Chairman of the board of Century Theatres. Mr. Syufy resigned as an officer and director of Century Theatres upon the consummation of our acquisition of Century Theatres. Mr. Syufy currently serves as Chairman of the board of directors of the National Association of Theatre Owners of California. Mr. Syufy was nominated by Syufy Enterprises, LP.

CORPORATE GOVERNANCE

General

We are governed by our directors who, in turn, appoint executive officers to manage our business operations. The Board oversees our executive management on your behalf. The Board reviews our long-term strategic plans and exercises oversight over all major decisions, such as acquisitions, the declaration of dividends, major capital expenditures and the establishment of Company policies.

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee each of which is further described below. Based upon the review of the Nominating and Corporate Governance Committee, the Board has determined, in its business judgment, that (a) the majority of the Board is independent, (b) each of Messrs. Chereskin, Dombalagian, Ezersky, Rosenberg, Senior, Sepulveda, Soderquist, and Staubach is independent within the meaning of the rules of the New York Stock Exchange (the “NYSE”) director independence standards, as currently in effect, (c) each of Messrs. Ezersky, Rosenberg and Sepulveda meets all applicable requirements of the SEC and NYSE for membership in the Audit Committee and (d) Mr. Sepulveda is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC and satisfies the NYSE’s financial experience requirements. For purposes of Board membership, the Board affirmatively determined the independence of each member of the Board based on the independence standards of the NYSE. Under the NYSE independence rules, a director is not independent if the director had a material relationship with the Company. The bright-line tests for independence are whether the person:

1. is or has been within the last three years an employee of the Company or an immediate family member is, or has been within the last three years, an executive officer of the Company;

2. has received, or has an immediate family member who has received, during any 12 month period within the last three years, more than $100,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service);

3. (a) is, or an immediate family member is, a current partner of a firm that is the Company’s internal or external auditor; (b) is a current employee of such firm; (c) has an immediate family member who is a current employee of such firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) is or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

4. is, or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or has served on that company’s compensation committee; or

5. is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Corporate Governance Policies and Charters

The following documents make up our corporate governance framework:

•	Amended and Restated Corporate Governance Guidelines

•	Audit Committee Charter

•	Amended and Restated Compensation Committee Charter

•	Nominating and Corporate Governance Committee Charter

Current copies of the above policies and guidelines are available publicly on the Company’s Web site at www.cinemark.com. You may also obtain copies of the charters by written request to the Company’s Secretary.

The Company has also adopted a Code of Business Conduct and Ethics, which applies to directors, executive officers and employees. The Code of Business Conduct and Ethics sets forth the Company’s policies on critical issues such as conflicts of interest, insider trading, protection of our property, business opportunities and proprietary information. Prompt disclosure to stockholders will be made regarding any waiver of the Code of Business Conduct and Ethics for executive officers and directors approved by our Board or any committee thereof. A copy of the Code of Business Conduct and Ethics will be sent without charge to any stockholder upon written request to the Company’s Secretary at 3900 Dallas Parkway, Suite 500, Plano, Texas 75093 and also may be viewed on our Web site at www.cinemark.com. We will post on our Web site any amendments or waivers to the Code of Business Conduct and Ethics.

Meetings

The Board held four meetings and took action by written consent on nine occasions during the fiscal year ended December 31, 2007. Each director attended at least seventy-five percent (75%) of all meetings held by the Board and all meetings held by committees of the Board on which such director served.

All directors are strongly encouraged to attend the Annual Meeting, but we do not have a formal attendance requirement.

Executive Sessions

Our non-management directors meet in executive sessions without any Company employees present as a part of each regularly scheduled Board meeting. The presiding director of these sessions is currently Mr. Donald Soderquist.

Communications with the Board

Any Company stockholder or other interested party who wishes to communicate with the non-employee, independent directors may direct such communications by writing to the:

Company Secretary
Cinemark Holdings, Inc.
3900 Dallas Parkway, Suite 500
Plano, TX 75093

The communication must be clearly addressed to the Board or to a specific director. If a response is desired, the individual should also provide contact information such as name, address and telephone number.

All such communications will be reviewed initially by the Company’s Secretary. The Company Secretary will forward to the appropriate director(s) all correspondence, except for items of the following nature:

•	advertising;

•	promotions of a product or service;

•	patently offensive material; and

•	matters completely unrelated to the Board’s functions, Company performance, Company policies or that could not reasonably be expected to affect the Company’s public perception.

The Company’s Secretary will prepare a periodic summary report of all such communications for the Board. Correspondence not forwarded to the Board will be retained by the Company and will be made available to any director upon request.

BOARD COMMITTEES

The Board has three principal standing committees, namely, a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. The composition and functions performed by each of the committees are described below.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Messers. Chereskin and Dombalagian. The Nominating and Corporate Governance Committee is governed by the Nominating and Corporate Governance Committee Charter setting forth the purpose and responsibilities of this committee. The Nominating and Corporate Governance Charter is available on our Web site at www.cinemark.com or in print without charge, to any stockholder who sends a request to the office of the Company’s Secretary at Cinemark Holdings, Inc., 3900 Dallas Parkway, Suite 500, Plano, Texas 75093. Subject to the rights of certain stockholders to nominate directors pursuant to the Director Nomination Agreement, the principal responsibilities of the Nominating and Corporate Governance Committee is to assist the Board in identifying individuals qualified to serve as members of the Board, make recommendations to the Board concerning committee appointments, develop and recommend to the Board a set of corporate governance principles for the Company and oversee the Board’s annual self-evaluation process and the Board’s evaluation of management.

Although the Board retains ultimate responsibility for approving candidates for election, the Nominating and Corporate Governance Committee conducts the initial screening and evaluation process. In doing so, the Nominating and Corporate Governance Committee considers candidates recommended by the directors, the Chief Executive Officer and the Company’s stockholders. The Nominating and Corporate Governance Committee also has the authority, to the extent it deems appropriate, to retain one or more search firms to be used to identify director candidates.

Candidates recommended by stockholders will be evaluated under the same process as candidates recommended by existing directors and the Chief Executive Officer. To recommend a candidate for election to the Board for the 2009 annual meeting, a stockholder must submit the following information to the Company’s Secretary no later than 90 and no earlier than 120 days in advance of the anniversary date of this Annual Meeting:

•	the name and address of the stockholder and the beneficial owner on whose behalf the proposal is made;

•	a representation that the stockholder intends to appear in person or by proxy at the annual meeting;

•	a description of any arrangements or understandings between the stockholder, the beneficial owner and the director nominee or any other person (naming such person(s)) relating to the election of the nominee to the Board;

•	the name and address of the stockholder’s nominee for director;

•	the biographical and other information about the nominee (including the number of shares of capital stock of the Company owned beneficially or of record by the nominee) that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•	the nominee’s consent to be named as a nominee and to serve on the Board.

As provided in the Company’s Amended and Restated Corporate Governance Guidelines, director nominees will be selected based on, among other things, consideration of the following factors:

•	wisdom and integrity;

•	experience;

•	skills in understanding finance and marketing;

•	educational and professional background; and

•	sufficient time to devote to the affairs of the Company.

In considering whether to nominate directors who are eligible to stand for election or re-election, the Nominating and Corporate Governance Committee considers, in addition to the requirements stated above pursuant to the Amended and Restated Corporate Governance Charter, the director’s personal and professional ethics, commitment to serve on the Board for several years to develop knowledge about the Company and willingness to represent the interest of all stockholders and objectively appraise management.

The Nominating and Corporate Governance Committee did not formally meet during 2007 but was involved in the selection of three new directors elected in June 2007.

Audit Committee

The Audit Committee is currently composed of Messers. Ezersky, Dombalagian and Sepulveda. However, effective April 15, 2008, Mr. Dombalagian will resign from the Audit Committee and be replaced by Mr. Rosenberg. Mr. Dombalagian does not satisfy the “independence” standards of the SEC and the NYSE as they relate to audit committees due to MDCP’s ownership percentage in the Company. Mr. Dombalagian was a member of the Audit Committee pursuant to the transition rules of the NYSE for newly public companies. Mr. Dombalagian must be replaced by a director prior to April 23, 2008, who satisfies the “independence” standards of the SEC and the NYSE. Mr. Rosenberg, who was elected as a director effective April 1, 2008 has agreed to become a member of the Audit Committee effective April 15, 2008. Each of Messers. Ezersky, Rosenberg and Sepulveda satisfies the standards for independence of the NYSE and the SEC as they relate to audit committees. Our Board has determined that each of the members of the Audit Committee is financially literate and that Mr. Sepulveda, a licensed certified public accountant with extensive public company accounting experience, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

The Audit Committee is governed by the Audit Committee Charter setting forth the purpose and responsibilities of this committee. The Audit Committee Charter is available on our Web site at www.cinemark.com or in print without charge, to any stockholder who sends a request to the office of the Company’s Secretary, Cinemark Holdings, Inc. at 3900 Dallas Parkway, Suite 500, Plano, Texas 75093.

The functions of the Audit Committee include the following:

•	assist the Board in its oversight responsibilities regarding (1) the integrity of our financial statements, (2) our risk management compliance with legal and regulatory requirements, (3) our system of internal controls regarding finance and accounting and (4) our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent registered public accountant;

•	prepare the report required by the SEC for inclusion in our annual proxy or information statement;

•	appoint, retain, compensate, evaluate and replace our independent accountants;

•	approve audit and non-audit services to be performed by the independent accountants;

•	establish procedures for the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	perform such other functions as the Board may from time to time assign to the Audit Committee.

The Audit Committee held three meetings and took action by written consent on one occasion during 2007.

Approval of Audit and Non-Audit Services

The Audit Committee approves all audit and permissible non-audit services (including the fees and terms of the services) performed for the Company by its independent registered public accountants prior to the time that those services are commenced. The Audit Committee may, when it deems appropriate, form and delegate this authority to a subcommittee consisting of one or more Audit Committee members, including the authority to grant pre-approvals of audit and permitted non-audit services. The decisions of such subcommittee are presented to the full Audit Committee at its next meeting.

The Audit Committee pre-approved or ratified, as applicable, all fees for 2007 noted in the table below:

Fees Paid to Independent Registered Public Accounting Firm

We expensed the following fees to Deloitte & Touche, LLP for professional and other services rendered by them during fiscal years ended 2007 and 2006, respectively:

Fees	2007	2006

Audit	$1,495,000	$800,000
Audit Related(1)	88,000	100,000
Tax(2)	172,000	100,000
Other(3)	1,669,000	-0-

Total	$3,424,000	$1,000,000

(1)	Fees for assistance with evaluating our system of internal control over financial reporting.

(2)	Fees for assistance with our federal, state, local and foreign jurisdiction income tax returns and consultation and advice related to various tax compliance planning projects.

(3)	Fees for review of our SEC filings associated with the acquisition of Century Theatres and our initial public offering.

Audit Committee Report

On March 14, 2008, the Audit Committee reviewed with Company management, Deloitte & Touche, LLP and the Company’s disclosure committee the results of the 2007 audit, including the audited financial statements. The Audit Committee reviewed the requirements of the Audit Committee Charter previously adopted and the reports required to be disclosed to the Audit Committee. The Audit Committee discussed with Deloitte & Touche, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants and adopted by the Public Company Accounting Oversight Board. The Deloitte & Touche, LLP representatives reviewed the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, regarding independence of public accountants with the Audit Committee and presented their Report on Auditor Independence regarding that matter to the Audit Committee. The Audit Committee has considered the level of non-audit services provided by Deloitte & Touche, LLP in consideration of auditor independence. As part of its deliberations, the Audit Committee determined that Deloitte & Touche, LLP was independent of the Company. The Audit Committee also discussed with management, the disclosure committee and Deloitte & Touche, LLP, the quality and adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures and internal audit organization, responsibilities, budget, staffing and identification of audit risks.

During its March 14, 2008 meeting, the Audit Committee reviewed and discussed with management and Deloitte & Touche, LLP, a draft of the Annual Report on Form 10-K and the audited financial statements for the year ended December 31, 2007, which had been provided to the Audit Committee in advance of the meeting. Management has the responsibility for the preparation of the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. The external auditor is responsible for examining the financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America. Based on its review of all of the above and on discussions with management and the external auditor, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Respectfully submitted,

Carlos A. Sepulveda (Chairman)
Vahe A. Dombalagian
Peter R. Ezersky

Compensation Committee

The Compensation Committee is composed of Messers. Chereskin and Dombalagian. Both Mr. Chereskin and Mr. Dombalagian qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “non-employee directors” within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee is governed by the Compensation Committee Charter setting forth the purpose and responsibilities of this committee. In March 2008, the Compensation Committee proposed to the Board certain amendments to the Compensation Committee Charter and the Board approved the amendments (the “Amended and Restated Compensation Committee Charter”). The Amended and Restated Compensation Committee Charter is included as Appendix A to this proxy statement and is also available on our Web site at www.cinemark.com or in print without charge, to any stockholder who sends a request to the Company’s Secretary at Cinemark Holdings, Inc., 3900 Dallas Parkway, Suite 500, Plano, Texas 75093.

The functions of the Compensation Committee are to establish the Company’s compensation policy, set base salaries of our executive officers and review, approve and administer (to the extent such authority is delegated to the Compensation Committee by the Board) the Company’s bonus and long term equity incentive compensation plans for all eligible employees. In determining the compensation of our executive officers, the Compensation Committee has the authority under the Amended and Restated Compensation Committee Charter, to the extent it deems appropriate, to retain one or more consultants to assist in the evaluation of the Chief Executive Officer and executive compensation. The Compensation Committee also has the right to receive information it deems pertinent from management, employees, outside counsel and other advisers as the Compensation Committee may request. However, none of our executives are involved in the Compensation Committee’s determination of their own compensation. In 2007, the Company engaged an outside compensation consultant, Longnecker & Associates, to review and make recommendations to our executive compensation program. The compensation consultant was engaged directly by management after discussion with, and authorization by, the Compensation Committee. Longnecker & Associates was engaged to review the Company’s total cash compensation (base salary, annual incentives and long-term incentives) for the named executive officers, other executive officers and certain other officers and to provide conclusions and recommendations for current and future total compensation arrangements. Longnecker and Associates was directed to assess each executive’s total compensation with published data of companies in the entertainment industry similar in size to the Company. Certain elements of our executive compensation for fiscal year 2008 have been developed, based in part, on such recommendations. The Compensation Committee has the authority to delegate any of its responsibilities to one or more sub-committees as the Compensation Committee may from time to time deem appropriate. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with our management and upon such review and discussion recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee took action by written consent on four occasions during 2007.

EXECUTIVE OFFICERS

Executive Officers

Set forth below is the name, age, position and a brief account of the business experience of our executive officers:

Name	Age	Position

Lee Roy Mitchell	71	Chairman of the Board; Director
Alan W. Stock	47	Chief Executive Officer
Timothy Warner	63	President; Chief Operating Officer
Tandy Mitchell	57	Executive Vice President; Assistant Secretary
Robert Copple	49	Executive Vice President; Treasurer; Chief Financial Officer; Assistant Secretary
Robert Carmony	50	Senior Vice President-New Technology and Training
Michael Cavalier	41	Senior Vice President-General Counsel; Secretary
Walter Hebert, III	62	Senior Vice President-Purchasing
Tom Owens	51	Senior Vice President-Real Estate
John Lundin	58	Vice President-Film Licensing
Don Harton	50	Vice President-Construction
James Meredith	39	Vice President-Marketing and Communications
Steve Zuehlke	49	Vice President-Director of Theatre Operations
Valmir Fernandes	47	President-Cinemark International L.L.C.

Lee Roy Mitchell has served as Chairman of the Board since March 1996 and as a director since our inception in 1987. Mr. Mitchell served as our Chief Executive Officer from our inception in 1987 to December 2006. Mr. Mitchell was Vice Chairman of the Board from March 1993 to March 1996 and was President from our inception in 1987 to March 1993. From 1985 to 1987, Mr. Mitchell served as President and Chief Executive Officer of a predecessor corporation. Mr. Mitchell currently serves on the board of directors of Texas Capital Bancshares, Inc. and National CineMedia, Inc. Mr. Mitchell is also on the board of directors of the National Association of Theatre Owners, Champions for Life and Dallas County Community College. Mr. Mitchell has been engaged in the motion picture exhibition business for over 50 years. Mr. Mitchell is the husband of Tandy Mitchell.

Alan W. Stock has served as Chief Executive Officer since December 2006. Mr. Stock served as President from March 1993 to December 2006 and as Chief Operating Officer from March 1992 to December 2006. Mr. Stock also served as a director from April 1992 to April 2004. Mr. Stock was Senior Vice President from June 1989 to March 1993.

Timothy Warner has served as President and Chief Operating Officer since December 2006. Mr. Warner served as Senior Vice President from May 2002 to December 2006 and President of Cinemark International, L.L.C. from August 1996 to December 2006.

Tandy Mitchell has served as Executive Vice President since June 1989 and Assistant Secretary since December 2003. Mrs. Mitchell also served as Vice Chairman of the Board from March 1996 to April 2004. Mrs. Mitchell is the wife of Lee Roy Mitchell and sister of Walter Hebert, III.

Robert Copple has served as Executive Vice President since January 2007, as Senior Vice President, Treasurer, Chief Financial Officer and Assistant Secretary since August 2000 and as a director from September 2001 to April 2004. Mr. Copple was acting Chief Financial Officer from March 2000 to August 2000. From August 1997 to March 2000, Mr. Copple was President of PBA Development, Inc., an investment management and venture capital company. From June 1993 to July 1997, Mr. Copple was Director of Finance of the Company. Prior to joining the Company, Mr. Copple was a Senior Manager with Deloitte & Touche, LLP where he was employed from 1982 to 1993.

Robert Carmony has served as Senior Vice President-New Technology and Training since May 2007, Senior Vice President-Operations from July 1997 to May 2007, Vice President-Operations from March 1996 to July 1997 and as Director of Operations from June 1988 to March 1996.

Michael Cavalier has served as Senior Vice President-General Counsel since January 2006, as Vice President-General Counsel since August 1999, as Assistant Secretary from May 2001 to December 2003 and as Secretary since December 2003. From July 1997 to July 1999, Mr. Cavalier was General Counsel of the Company and from July 1993 to July 1997 was Associate General Counsel of the Company.

Walter Hebert, III has served as Senior Vice President-Purchasing since January 2007, as Vice President-Purchasing and Special Projects since July 1997 and as Director of Purchasing from October 1996 to July 1997. From December 1995 to October 1996, Mr. Hebert was the President of 2 Day Video, Inc., a 21-store video chain that was our subsidiary. Mr. Hebert is the brother of Tandy Mitchell.

Tom Owens has served as Senior Vice President-Real Estate since January 2007, as Vice President-Development since December 2003 and as Director of Real Estate since April 2002. From 1998 to 2001, Mr. Owens was President of NRE, a company he founded that specialized in the development and financing of motion picture theatres. From 1996 to 1998, Mr. Owens served as President of Silver Cinemas International, Inc., a motion picture exhibitor. From 1993 to 1996, Mr. Owens served as our Vice President-Development.

John Lundin has served as Vice President-Film Licensing since September 2000, as Head Film Buyer from September 1997 to September 2000 and as a film buyer from September 1994 to September 1997.

Don Harton has served as Vice President-Construction since July 1997 and as Director of Construction from August 1996 to July 1997.

James Meredith has served as Vice President-Marketing and Communications since January 2008 and as Director of Marketing and Communications of Cinemark International, L.L.C. from 1997 to January 2008.

Steve Zuehlke has served as Vice President-Director of Theatre Operations since February 2007, as Director of Operations of Cinemark International, L.L.C. from September 1992 to February 2007 and as a Regional Manager from 1988 to September 1992.

Valmir Fernandes has served as President of Cinemark International L.L.C. since March 2007 and as general manager of Cinemark Brasil S.A. our wholly-owned subsidiary, from 1996 to March 2007.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Goals and Objectives of Our Executive Compensation Program

The Compensation Committee is responsible for establishing the Company’s compensation policy, setting base salaries for executive officers and reviewing and approving the Company’s bonus plan and long term equity incentive compensation for all eligible employees. In so doing, the Compensation Committee has the responsibility to develop, implement, and manage compensation policies and programs that have the following goals:

•	enhance our long term competitive advantage and sustainable profitability, thereby contributing to the value of our stockholders’ investment;

•	align the executives’ and stockholders’ interest;

•	attract, motivate, reward and retain high performance executives; and

•	support the Company’s business strategy by defining specific business criteria and performance targets for executives and rewarding achievement of these targets.

Components of Compensation

Our executive compensation program currently consists primarily of:

•	annual base salaries;

•	annual performance-based bonus payments; and

•	long-term equity incentive compensation.

These elements of compensation promote the objectives of our compensation philosophy. Base salary provides minimum levels of compensation that help attract and retain qualified executives. Performance-based bonuses reward achievements of specified business criteria and performance targets important to fulfilling the Company’s strategic goals. Long term equity incentive compensation aligns an executive’s compensation with the creation of long term stockholder value and assists in retaining qualified executives.

The Compensation Committee is responsible for:

•	determining the compensation for each of the named executive officers, and reviewing, evaluating and overseeing the Company’s compensation program;

•	determining the compensation for the other executive officers and other officers it deems appropriate;

•	establishing certain business criteria and performance targets relevant to compensation for the Chief Executive Officer and other executive officers and evaluating their performance against such business criteria and performance targets; and

•	approving the grant of all long-term equity incentive compensation.

In fulfilling these responsibilities, the Compensation Committee establishes the compensation of the Chief Executive Officer without management input, but may be assisted in this determination by outside compensation consultants. In establishing the compensation for the other executive officers, the Compensation Committee may consider the recommendations of the Chief Executive Officer and input received from a compensation consultant. The Compensation Committee advises the Board of its determination prior to implementation of annual bonus and equity based awards for the named executive officers and other executive officers it deems appropriate and may consider input provided by the Board. However, performance-based cash incentive compensation and long-term equity incentive compensation are determined solely by the Compensation Committee.

The Chief Executive Officer conducts an annual review of the aggregate level of our executive compensation as part of our annual budget review and annual performance review which uses financial and non-financial criteria to measure our performance against internal goals and the performance of comparable companies in the theatrical exhibition industry. Annually, the Chief Executive Officer provides recommendations to the Compensation Committee for specific levels of base salary, target levels for annual performance-based cash incentive payments and long-term equity based compensation (other than for the Chief Executive Officer). Management also provides data with respect to the competitive market for executives and compensation levels provided by comparable companies, the compensation practices of companies in the theatrical exhibition industry and companies of comparable size and financial performance with whom we may compete for talent. In the past, management has provided data from SEC filings for AMC Entertainment, Inc., Regal Entertainment Group, Inc., Carmike Cinemas, Inc. and IMAX Corporation for comparable compensation data. In 2007, the Company also engaged an outside compensation consultant, Longnecker & Associates, to review and make recommendations with respect to our executive compensation program. The compensation consultant was engaged directly by management after discussion with, and authorization by, the Compensation Committee. Longnecker & Associates was engaged to review the Company’s total cash compensation (base salary, annual incentives and long-term incentives) for the named executive officers, other executive officers and certain other officers and to provide conclusions and recommendations for current and future total compensation arrangements. Longnecker and Associates was directed to assess each executive’s total compensation with published data of companies similar in size to the Company. Certain elements of our executive compensation program for 2008 have been based in part on such recommendations. The Compensation Committee believes, based upon its experience and knowledge, that the executive compensation program discussed herein provides the best method to achieve our goal of attracting, retaining and motivating key executive personnel.

Base Salary

The Compensation Committee seeks to keep base salary competitive and to establish the minimum levels of compensation that helps attract and retain qualified executives. Base salaries for the Chief Executive Officer and the other executive officers are determined by the Compensation Committee based on a variety of factors including:

•	nature and responsibility of the position;

•	expertise of the individual executive;

•	competitiveness of the market for the executive’s services;

•	potential for driving the Company’s success in the future;

•	peer data;

•	the performance reviews and recommendations of the Chief Executive Officer (except in the case of his own compensation); and

•	other judgmental factors deemed relevant by the Compensation Committee such as recommendations of a compensation consultant.

The Compensation Committee has not adopted any formula with specific weightings assigned to any of the factors above. For the 2008 fiscal year, annual base salaries were reviewed during the fourth quarter of 2007. Following this review, base salaries for our named executive officers were increased 4% for 2008.

Annual Performance-Based Cash Incentive Compensation

In setting compensation, the Compensation Committee considers annual cash incentives based on Company performance to be an important tool in motivating and rewarding the performance of our executive officers. Performance-based cash bonus payments is paid to our executive officers pursuant to our incentive bonus program to align executive pay with the financial performance of the Company. In 2007, the Compensation Committee established performance-based cash incentive compensation targets to determine payouts to participants under our incentive bonus program. The financial performance targets were established based upon our performance relative to Adjusted EBITDA target levels which are established at the beginning of each year by the Board based upon our annual budget review. For 2007, the plan provided named executive officers with a bonus of 20% of the named executive’s annual base salary if the minimum Adjusted EBITDA threshold was met and up to 80% of the named executive’s annual base salary if Adjusted EBITDA reached the “stretch” goal. If our performance is between the minimum and maximum Adjusted EBITDA targets, such executives will receive a prorated bonus between 20% and 80% of annual base salary. There are no discretionary components to the payments under our incentive bonus program. The Audit Committee reviews the financial results of the Company to determine if the Adjusted EBITDA thresholds are met. If the Adjusted EBITDA thresholds are met, the appropriate bonuses are paid. In 2007, the minimum Adjusted EBITDA threshold was not met, and no program participant received a bonus under the incentive bonus program. Notwithstanding the foregoing, the Compensation Committee recommended to the Board, and the Board approved, a discretionary bonus in the aggregate amount of $1 million to be paid to executives and employees at the discretion of the Chief Executive Officer (for employees other than the Chief Executive Officer). The Compensation Committee awarded the Chief Executive Officer a discretionary bonus of $58,000 outside of our incentive bonus program. The decision of the Compensation Committee and the Board was based in large part on the efforts made by the bonus recipients during 2007 to (i) integrate Century Theatres into our Company, (ii)  consummate the initial public offering of National CineMedia, Inc., an advertising company of which we own a part, and (iii) complete our initial public offering in April 2007. For 2007, no executive received compensation in excess of the maximum deduction limit under Section 162(m). All payments made under the discretionary bonus will be fully deductible under Section 162(m) of the Code. See discussion under the heading “Internal Revenue Code Section 162(m).”

Effective for 2008 and subsequent years, the Compensation Committee and the Board have approved, and have recommended that the stockholders approve, the Bonus Plan described below and in Item 3 of this proxy statement. The Bonus Plan provides for a bonus that is limited to objective business criteria and performance factors established by the Compensation Committee. The objective of the Bonus Plan is to make cash bonus payments annually to individuals based on achievement of specific objective annual performance factors or business criteria that will contribute to the growth, profitability and increased value of the Company.

The bonus process for the named executive officers under the Bonus Plan involves the following steps:

(1) Setting a Target Bonus.  During the first quarter of the fiscal year, the Compensation Committee approves the target bonus amount for each named executive officer. The target bonus amount may take into account all factors deemed relevant by the Compensation Committee, including recommendations from the Chief Executive Officer (except for target bonus amounts for the Chief Executive Officer). The Compensation Committee also approves the maximum bonus that a named executive officer is entitled to receive under the terms of the Bonus Plan and the target bonus amount may not exceed 200% of such named executive officer’s annual base salary.

(2) Setting the Performance Factors.  During the first quarter of each fiscal year, the Compensation Committee establishes the performance factors for the Company and the named executive officers. Performance factors may include by way of example but not limitation, any or all of the following: revenue; net sales; operating income; earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); Adjusted EBITDA; Adjusted EBITDA Margin; cash flow; working capital and components thereof; return on equity or average stockholder’s equity; return on assets; market share; sales (net or gross) measured by product line, territory, customer(s), or other category; stock price; earnings per share; earnings from continuing operations; net worth; credit rating; levels of expense, cost or liability by category, operating unit or any other delineation; any increase or decrease of one or more of the foregoing over a specified period; or implementation or completion of critical projects. With respect to certain participants who are not named executive officers, these targets may also include such objective or subjective performance goals as the Compensation Committee may, from time to time, establish.

(3) Measuring Performance.  Prior to making any payments under the Bonus Plan, the Compensation Committee will certify whether the applicable performance factors were attained. In reaching its conclusions, the Compensation Committee will make certain adjustments as specified in the Bonus Plan. Such adjustments include but are not limited to issues such as changes in accounting principles, extraordinary, unusual or non-recurring events that were not included in the operating budget for the performance period (such as the disposition of a theatre or theatres or the cessation of operation of a theatre as a result of a natural disaster).

In March 2008, the Compensation Committee established performance criteria, performance targets and awards for our named executive officers for the 2008 fiscal year under the terms of the Bonus Plan. The 2008 awards provide for the payment of bonus compensation based on the achievement of Adjusted EBITDA financial metrics, which we believe reflect the effective implementation of the Company’s business plan and objectives in a manner that will be beneficial to stockholders and to the long-term financial health and development of our business. Each performance target under the 2008 awards will have a threshold, target and maximum level of payment opportunity, with the maximum payment opportunity equal to 133.3% of the individual’s target opportunity. Under the Bonus Plan, the maximum amount payable to any participant who is a named executive officer subject to the deduction limit of Section 162(m) of the Code may not exceed 200% of base compensation on the date of the award. However, none of the 2008 awards provide more than a maximum payment of 133.3% of base compensation. The potential bonus awards and financial performance criteria for those executives that the Compensation Committee believes will be our named executive officers during the 2008 fiscal year are as follows:

Chairman.  Our Compensation Committee has established a target bonus for our Chairman equal to 100% of his annual base salary. He will be entitled to receive 33.3% of his target bonus if we achieve 90% of our targeted Adjusted EBITDA, 66.6% of his target bonus if we achieve 95% of our targeted Adjusted EBITDA, 100% of his target bonus if we achieve 100% of our targeted Adjusted EBITDA and 133.3% of his target bonus if we achieve 105% of our targeted Adjusted EBITDA. He will be entitled to receive a ratable portion of his target bonus if we achieve Adjusted EBITDA within the percentages shown above.

Chief Executive Officer.  Our Compensation Committee has established a target bonus for our Chief Executive Officer equal to 100% of his annual base salary. He will be entitled to receive 33.3% of his target bonus if we achieve 90% of our targeted Adjusted EBITDA, 66.6% of his target bonus if we achieve 95% of our targeted Adjusted EBITDA, 100% of his target bonus if we achieve 100% of our targeted Adjusted EBITDA and 133.3% of his target bonus if we achieve 105% of our targeted Adjusted EBITDA. He will be entitled to receive a ratable portion of his target bonus if we achieve Adjusted EBITDA within the percentages shown above.

President.  Our Compensation Committee has established a target bonus for our President equal to 75% of his annual base salary. He will be entitled to receive 33.3% of his target bonus if we achieve 90% of our targeted Adjusted EBITDA, 66.6% of his target bonus if we achieve 95% of our targeted Adjusted EBITDA, 100% of his target bonus if we achieve 100% of our targeted Adjusted EBITDA and 133.3% of his target bonus if we achieve 105% of our targeted Adjusted EBITDA. He will be entitled to receive a ratable portion of his target bonus if we achieve Adjusted EBITDA within the percentages shown above.

Executive Vice President and Chief Financial Officer.  Our Compensation Committee has established a target bonus for our Executive Vice President and Chief Financial Officer equal to 75% of his annual base salary. He will be entitled to receive 33.3% of his target bonus if we achieve 90% of our targeted Adjusted EBITDA, 66.6% of his target bonus if we achieve 95% of our targeted Adjusted EBITDA, 100% of his target bonus if we achieve 100% of our targeted Adjusted EBITDA and 133.3% of his target bonus if we achieve 105% of our targeted Adjusted EBITDA. He will be entitled to receive a ratable portion of his target bonus if we achieve Adjusted EBITDA within the percentages shown above.

Senior Vice President and General Counsel.  Our Compensation Committee has established a target bonus for our Senior Vice President and General Counsel equal to 75% of his annual base salary. He will be entitled to receive 33.3% of his target bonus if we achieve 90% of our targeted Adjusted EBITDA, 66.6% of his target bonus if we achieve 95% of our targeted Adjusted EBITDA, 100% of his target bonus if we achieve 100% of our targeted Adjusted EBITDA and 133.3% of his target bonus if we achieve 105% of our targeted Adjusted EBITDA. He will be entitled to receive a ratable portion of his target bonus if we achieve Adjusted EBITDA within the percentages shown above.

Bonus Plan Benefits

Awards under the Bonus Plan are based on actual Company performance. As a result, the amounts that will be paid under the Bonus Plan are not currently determinable. The Bonus Plan table below sets forth the maximum amounts payable under the Bonus Plan based upon (i) the Company achieving 105% of our targeted Adjusted EBITDA and (ii) each officer’s base salary in effect as of January 2008, subject to stockholder approval of the Bonus Plan.

Name and Position	Dollar Value

Lee Roy Mitchell, Chairman	$1,059,360
Alan W. Stock, Chief Executive Officer	$804,270
Tim Warner, President	$442,000
Robert Copple, Executive Vice President and Chief Financial Officer	$416,000
Michael Cavalier, Senior Vice President and General Counsel	$338,000

We have not included disclosure of our targeted Adjusted EBITDA. We believe disclosure of our targets that are the basis for awards not yet earned would not provide stockholders with additional material insight into our compensation arrangements or the compensation described herein. In addition, this information may be misleading to investors and others and would result in the Company providing guidance to current and potential investors about our financial expectations, which places additional burdens on us and could have unfavorable and unintended consequences. Our targets for such compensation may or may not coincide with our actual performance.

Long Term Equity Incentive Compensation

We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards and aligns the employee’s interests with the interests of our stockholders. In addition, we believe we must be able to attract and retain highly qualified executive officers as leaders to ensure our success and that long term equity incentive compensation is a key factor to attract and retain such officers. Historically, we have utilized a combination of awards consisting of incentive and non-qualified stock option and restricted stock awards under our Original Plan, which has been approved by our Board and a majority of our stockholders. All options and restricted stock awards have vesting requirements that subject these awards to substantial risks of forfeiture. The Compensation Committee may make periodic awards of restricted stock or options and determine the appropriate vesting period for such awards. Vesting periods condition the delivery of the underlying security on continued employment with the Company and serve to assist in retaining executives during the vesting period. The Compensation Committee believes that the use of stock and stock-based awards enhances one of the compensation goals of aligning executive interests with the interests of our stockholders.

The Compensation Committee and the Board have approved, and the Board has recommended that the stockholders approve, the Restated Incentive Plan which is more fully described in Item 4 of this proxy statement. The Restated Incentive Plan amends our Original Plan to (i) increase the number of shares reserved for issuance from 9,097,360 shares of Common Stock to 19,100,000 shares of Common Stock and (ii) provide the Compensation Committee the ability to award participants restricted stock units and performance awards. There are currently options to purchase 6,305,653 shares of Common Stock with a weighted average exercise price of $7.63 per share which were issued under the Original Plan and will continue to be outstanding and governed by the Restated Incentive Plan. There are currently 374,419 shares of restricted stock awards outstanding of which an aggregate of 352,342 shares of restricted stock were issued during February, March and April of 2008. There are currently restricted stock unit awards outstanding representing 204,361 hypothetical shares of Common Stock awarded to our named executive officers and certain other participants in March and April of 2008. The restricted stock unit awards are contingent upon stockholder approval of the Restated Incentive Plan at the Annual Meeting.

The Company’s long term equity incentive compensation generally will permit the Compensation Committee to grant, under the Restated Incentive Plan, stock options, restricted stock awards, restricted stock units, performance awards or a mix of any such type of award. These awards reward participants in slightly different ways as measured against increases in stockholder value. Stock options are issued with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Accordingly, a recipient of stock options is rewarded only if the stock price increases after the dates of grant. Restricted shares, restricted stock units and performance awards are impacted by increases or decreases of stock price from the market price at the date of grant. Additionally, recipients of restricted stock awards are permitted to receive dividends on the restricted shares received to the extent dividends are paid by the Company on shares of its Common Stock and to vote such Common Stock during the restriction period.

Restricted Stock Units.  Restricted stock units granted under the Restated Incentive Plan may be subject to time vesting or performance vesting requirements and may be subject to more than one vesting condition, as determined by the Compensation Committee. Annual grants of restricted stock units to the named executive officers may be based upon a percentage of such named executive’s annual base salary. Any dividends that are attributable to the underlying Common Stock relating to the restricted stock unit will be payable to the recipient when the established vesting conditions are satisfied.

Performance Awards.  Performance awards entitle recipients to vest in or acquire shares of Common Stock based upon the attainment of specified performance goals established by the Compensation Committee. Performance awards and performance goals shall be based on one or more pre-established objective criteria that specify the number of shares of Common Stock under the performance award that will be granted or will vest if the performance goal is attained. During the first quarter of a fiscal year, the Compensation Committee approves the performance goal for each performance award. Common stock or restricted stock units received upon attainment of the performance goals under a performance award may be subject to additional time-based vesting conditions. Performance awards may be granted in the form of Common Stock, restricted share awards or restricted stock unit awards and may provide that dividends attributable to the underlying Common Stock will be payable at the time dividends are paid to all stockholders or will be payable to the award recipient when the established vesting conditions are satisfied.

Long Term Incentive Plan Awards

In March 2008, under the Restated Incentive Plan, the Compensation Committee approved restricted share awards for an aggregate of 75,638 shares of restricted stock to the executive officers who the Compensation Committee believes will be our named executive officers for 2008. No equity awards were made to Mr. Mitchell in his capacity as executive Chairman of the Board. The Compensation Committee determined that Mr. Mitchell has sufficient equity ownership to align his interests with the interests of our stockholders. Such grants were effective and the number of shares subject to each award was determined by reference to the closing price of the Company’s common stock on March 28, 2008, which was, $12.89 per share. Such shares vest based on continued service as follows: 50% on March 28, 2010 and the remaining 50% on March 28, 2012.

The 2008 Restricted Share Award Table below sets forth the dollar value and number of shares for the restricted share awards made to those executives (other than Mr. Mitchell) the Compensation Committee believes will be our named executive officers during the 2008 fiscal year as follows:

Name and Position	Dollar Value	Shares

Alan W. Stock, Chief Executive Officer	$377,000	29,247
Tim Warner, President	$221,000	17,145
Robert Copple, Executive Vice President and Chief Financial Officer	$208,000	16,136
Michael Cavalier, Senior Vice President and General Counsel	$169,000	13,110

In March 2008, the Compensation Committee approved performance awards in the form of restricted stock units for an aggregate maximum of 113,456 hypothetical shares of restricted stock to our named executive officers under our Restated Incentive Plan. Such grants were effective and the number of shares subject to each award was determined in part by reference to the closing price of the Company’s Common Stock on March 28, 2008, which was, $12.89 per share. Such shares vest based on a combination of financial performance factors and continued service. The financial performance factors are based on an implied equity value concept that determines an internal rate of return (“IRR”) during the three fiscal year period ending December 31, 2010 based on a formula utilizing a multiple of adjusted EBITDA (subject to certain specified adjustments). Each performance target under the restricted stock unit awards will have a threshold, target and maximum level of payment opportunity, with the maximum payment opportunity equal to 150% of the individual’s target opportunity. If the IRR for the three year period is at least 8.5% (threshold), 33 1/3% of the maximum restricted stock units will vest. If the IRR for the three year period is at least 10.5% (target), 66 2/3% of the maximum restricted stock units will vest. If the IRR for the three year period is at least 12.5% or greater (maximum), 100% of the maximum restricted stock units will vest. All payouts of restricted stock units that vest will be subject to an additional service requirement and will be paid in the form of Common Stock if the participant continues to provide services through March 28, 2012 (the fourth anniversary of the grant date). For example, if the IRR for the three year period is equal to the target 10.5%, the dollar value and number of hypothetical shares that will vest at the end of the fourth year will equal the dollar value and number of shares set forth in the Restricted Share Award Table set forth above. All restricted stock unit awards granted with respect to the performance awards will be made pursuant to the Restated Incentive Plan, contingent on stockholder approval. Restricted stock unit awards are eligible to receive dividend equivalent payments to the extent declared with respect to our Common Stock if and at the time the restricted stock unit awards become vested.

The 2008 Restricted Stock Unit Award Table below sets forth at various IRR percentages the dollar value and number of hypothetical shares underlying the restricted stock unit awards made to those executives (other than

Mr. Mitchell) the Compensation Committee believes will be our named executive officers during the 2008 fiscal year as follows:

	Number of Shares	Number of Shares	Number of Shares
	Vesting @ 8.5%	Vesting @ 10.5%	Vesting @ 12.5%
	IRR/$ Value at	IRR/$ Value at	IRR/$ Value at
Name and Position	Grant	Grant	Grant

Alan W. Stock	14,623;	29,247;	43,870;
Chief Executive Officer	$188,500	$377,000	$565,500
Tim Warner	8,572;	17,145;	25,717;
President	$110,500	$221,000	$331,500
Robert Copple	8,068;	16,136;	24,204;
Exec VP and CFO	$104,000	$208,000	$312,000
Michael Cavalier	6,555;	13,110;	19,665;
Sr. VP and General Counsel	$84,500	$169,000	$253,500

Both the restricted share awards and the restricted stock unit awards provide for accelerated vesting in the event of a charge in control resulting from a sale of the Company. All the restricted shares and restricted stock units will become fully vested on a charge in control through the sale of our capital stock or a sale of all or substantially all of our assets.

Perquisites

With limited exceptions, the Compensation Committee’s policy is to provide benefits and perquisites to our named executive officers that are substantially the same as those offered to our other employees at or above the level of vice president. The benefits and perquisites that may be available in addition to those available to our other employees include life insurance premiums and long term disability insurance.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the 2007 fiscal year, and the Board has approved the recommendation.

Respectfully submitted,

Benjamin D. Chereskin (Chairman)
Vahe A. Dombalagian

Summary of Compensation and Employment Agreements for our Named Executive Officers

On April 2, 2004, an affiliate of Madison Dearborn Partners, LLC (“MDP”) acquired approximately 83% of our capital stock (the “MDP Merger”). In connection with the MDP Merger, employment agreements with certain key executives were required by MDP as a condition to consummating the MDP Merger. The terms of the employment agreements, including the events that trigger any payments upon termination of employment, were negotiated directly between the executives and MDP, and the forms of employment agreements were agreed upon in connection with the MDP Merger. We believe that the termination provisions reflect both market factors and competitive factors. Details of the employment agreements with our named executive officers are described below.

Lee Roy Mitchell

We entered into an employment agreement with Lee Roy Mitchell pursuant to which Mr. Mitchell served as our Chief Executive Officer. The employment agreement became effective upon the consummation of the MDP Merger. Effective December 12, 2006, Mr. Mitchell stepped down as our Chief Executive Officer and continues to serve as our executive Chairman of the Board which includes strategic planning relating to acquisitions, studio relationships and real estate transactions. Mr. Mitchell’s employment agreement was amended to reflect the change in duties. The initial term of the employment agreement was three years, ending on April 2, 2007, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Mitchell received a base salary of $763,958 during 2007, which is subject to annual review for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Mitchell is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Mitchell is also entitled to additional fringe benefits including life insurance benefits of not less than $5 million, disability benefits of not less than 66% of base salary, a luxury automobile and a membership at a country club. The employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Mitchell resigns for good reason or is terminated by us without cause (as defined in the agreement), Mr. Mitchell will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; his annual base salary as in effect at the time of termination for a period of twelve months following such termination; an amount equal to the most recent annual bonus he received prior to the date of termination payable within 90 days of the end of the current fiscal year and any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted. Mr. Mitchell’s outstanding stock-based, equity-based or performance-based awards will become fully vested and exercisable upon such termination or resignation and Mr. Mitchell may choose to continue to participate in our benefit plans for a period of twelve months from the date of such termination.

In the event Mr. Mitchell’s employment is terminated due to his death or disability, Mr. Mitchell or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; his annual base salary as in effect at the time of termination for a period of six months following the date Mr. Mitchell was first unable to substantially perform his duties under his employment agreement; a lump sum payment equal to an additional six months of base salary payable six months after the date of such six month period; and any benefits payable to Mr. Mitchell and/or his beneficiaries in accordance with the terms of any applicable benefit plan.

In the event Mr. Mitchell’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Mitchell will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.

Unless Mr. Mitchell’s employment is terminated by us for cause or under a voluntary termination, Mr. Mitchell will also be entitled, for a period of five years, to tax preparation assistance upon termination of his employment for any reason other than for cause or under a voluntary termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation. Additional information on amounts payable had a termination for good reason, a change of control, death or disability occurred on December 31, 2007 may be found under the headings “Potential Payments Upon Termination or Change of Control” and “Potential Payments Upon Death or Disability.”

Alan Stock

Mr. Stock’s employment agreement became effective upon the consummation of the MDP Merger. Effective December 12, 2006, Mr. Stock was elected to replace Mr. Mitchell as our Chief Executive Officer and his employment agreement was amended to reflect the change in duties. The initial term of the employment agreement was three years, ending on April 2, 2007, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Stock received a base salary of $580,000 during 2007, which is subject to annual review for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Stock is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Stock qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Stock’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Stock resigns for good reason or is terminated by us without cause (as defined in the agreement), Mr. Stock will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; his annual base salary as in effect at the time of termination for a period of twelve months following such termination; an amount equal to the most recent annual bonus he received prior to the date of termination payable within 90 days of the end of the current fiscal year and any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted. Mr. Stock’s outstanding stock-based, equity-based or performance-based awards will become fully vested and exercisable upon such termination or resignation and Mr. Stock may choose to continue to participate in our benefit plans for a period of twelve months from the date of such termination.

In the event Mr. Stock’s employment is terminated due to his death or disability, Mr. Stock or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; his annual base salary as in effect at the time of termination for a period of six months following the date Mr. Stock was first unable to substantially perform his duties under his employment agreement; a lump sum payment equal to an additional six months of base salary payable six months after the date of such six month period; and any benefits payable to Mr. Stock and/or his beneficiaries in accordance with the terms of any applicable benefit plan.

In the event Mr. Stock’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Stock will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.

Unless Mr. Stock’s employment is terminated by us for cause Mr. Stock will also be entitled to office space and support services for a period of not more than three months following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation. Additional information on amounts payable had a termination for good reason, a change of control, death or disability occurred on December 31, 2007 may be found under the headings “Potential Payments Upon Termination or Change of Control” and “Potential Payments Upon Death or Disability.”

Timothy Warner

Mr. Warner’s employment agreement became effective upon the consummation of the MDP Merger. Effective December 12, 2006, Mr. Warner was elected as our President and Chief Operating Officer and his employment agreement was amended to reflect the change in duties. The initial term of the employment agreement was three years, ending on April 2, 2007, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Warner received a base salary of $425,000 during 2007, which is subject to annual review for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Warner is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Warner qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Warner’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Warner resigns for good reason or is terminated by us without cause (as defined in the agreement), Mr. Warner will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; his annual base salary as in effect at the time of termination for a period of twelve months following such termination; an amount equal to the most recent annual bonus he received prior to the date of termination payable within 90 days of the end of the current fiscal year and any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted. Mr. Warner’s outstanding stock-based, equity-based or performance-based awards will become fully vested and exercisable upon such termination or resignation and Mr. Warner may choose to continue to participate in our benefit plans for a period of twelve months from the date of such termination.

In the event Mr. Warner’s employment is terminated due to his death or disability, Mr. Warner or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; his annual base salary as in effect at the time of termination for a period of six months following the date Mr. Warner was first unable to substantially perform his duties under his employment agreement; a lump sum payment equal to an additional six months of base salary payable six months after the date of such six month period; and any benefits payable to Mr. Warner and/or his beneficiaries in accordance with the terms of any applicable benefit plan.

In the event Mr. Warner’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Warner will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.

Unless Mr. Warner’s employment is terminated by us for cause Mr. Warner will also be entitled to office space and support services for a period of not more than three months following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation. Additional information on amounts payable had a termination for good reason, a change of control, death or disability occurred on December 31, 2007 may be found under the headings “Potential Payments Upon Termination or Change of Control” and “Potential Payments Upon Death or Disability.”

Robert Copple

Mr. Copple’s employment agreement became effective upon the consummation of the MDP Merger. Effective January 25, 2006, Mr. Copple was elected as our Executive Vice President and his employment agreement was amended to reflect the change in duties. The initial term of the employment agreement was three years, ending on April 2, 2007, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Copple received a base salary of $400,000 during 2007, which is subject to annual review for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Copple is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Copple qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Copple’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Copple resigns for good reason or is terminated by us without cause (as defined in the agreement), Mr. Copple will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; his annual base salary as in effect at the time of termination for a period of twelve months following such termination; an amount equal to the most recent annual bonus he received prior to the date of termination payable within 90 days of the end of the current fiscal year and any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted. Mr. Copple’s outstanding stock-based, equity-based or performance-based awards will become fully vested and exercisable upon such termination or resignation and Mr. Copple may choose to continue to participate in our benefit plans for a period of twelve months from the date of such termination.

In the event Mr. Copple’s employment is terminated due to his death or disability, Mr. Copple or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; his annual base salary as in effect at the time of termination for a period of six months following the date Mr. Copple was first unable to substantially perform his duties under his employment agreement; a lump sum payment equal to an additional six months of base salary payable six months after the date of such six month period; and any benefits payable to Mr. Copple and/or his beneficiaries in accordance with the terms of any applicable benefit plan.

In the event Mr. Copple’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Copple will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.

Unless Mr. Copple’s employment is terminated by us for cause Mr. Copple will also be entitled to office space and support services for a period of not more than three months following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation. Additional information on amounts payable had a termination for good reason, a change of control, death or disability occurred on December 31, 2007 may be found under the headings “Potential Payments Upon Termination or Change of Control” and “Potential Payments Upon Death or Disability.”

Robert Carmony

Mr. Carmony’s employment agreement became effective upon the consummation of the MDP Merger. Effective May 23, 2007, Mr. Carmony was elected as our Senior Vice President — New Technology and Training and his employment agreement was amended to reflect the change in duties. The initial term of the employment agreement was three years, ending on April 2, 2007, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Carmony received a base salary of $335,000 during 2007, which is subject to annual review for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Carmony is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Carmony qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Carmony’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Carmony resigns for good reason or is terminated by us without cause (as defined in the agreement), Mr. Carmony will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; his annual base salary as in effect at the time of termination for a period of twelve months following such termination; an amount equal to the most recent annual bonus he received prior to the date of termination payable within 90 days of the end of the current fiscal year and any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted. Mr. Carmony’s outstanding stock-based, equity-based or performance-based awards will become fully vested and exercisable upon such termination or resignation and Mr. Carmony may choose to continue to participate in our benefit plans for a period of twelve months from the date of such termination.

In the event Mr. Carmony’s employment is terminated due to his death or disability, Mr. Carmony or his estate will receive: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; any previously vested stock options and accrued benefits, such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such options or benefits were granted; his annual base salary as in effect at the time of termination for a period of six months following the date Mr. Carmony was first unable to substantially perform his duties under his employment agreement; a lump sum payment equal to an additional six months of base salary payable six months after the date of such six month period; and any benefits payable to Mr. Carmony and/or his beneficiaries in accordance with the terms of any applicable benefit plan.

In the event Mr. Carmony’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Carmony will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.

Unless Mr. Carmony’s employment is terminated by us for cause Mr. Carmony will also be entitled to office space and support services for a period of not more than three months following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation. Additional information on amounts payable had a termination for good reason, a change of control, death or disability occurred on December 31,

2007 may be found under the headings “Potential Payments Upon Termination or Change of Control” and “Potential Payments Upon Death or Disability.”

401(k) Plan

We sponsor a defined contribution savings plan, or 401(k) Plan, whereby certain employees may elect to contribute, in whole percentages between 1% and 50% of such employee’s compensation, provided no employee’s elective contribution shall exceed the amount permitted under Section 402(g) of the Code ($15,000 in 2006 and $15,500 for 2007). We may make an annual discretionary matching contribution. For plan years beginning in 2002, our discretionary matching contributions immediately vest.

Fiscal Year 2007 Summary Compensation Table

The following table contains summary information concerning the total compensation earned during 2007 and 2006 by our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers serving in this capacity as of December 31, 2007, whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2007.

					Non-Equity
				Option	Incentive Plan	All Other
		Salary	Bonus	Awards(2)	Compensation(3)	Compensation		Total
Name and Principal Position	Year	($)	($)(1)	($)	($)	($)		($)

Lee Roy Mitchell	2007	$763,958	$58,000	$—	$—	$123,806	(4)	$945,764
Chairman of the Board	2006	763,958	—	—	385,773	24,701	(4)	1,174,432
Alan W. Stock	2007	580,000	58,000	415,761	—	6,868,568	(5)	7,922,329
Chief Executive Officer	2006	452,097	—	415,761	227,698	634,180	(5)	1,729,736
Timothy Warner	2007	425,000	50,000	415,761	—	14,925	(6)	905,686
President & Chief Operating Officer	2006	366,616	—	415,761	184,645	14,772	(6)	981,794
Robert Copple	2007	400,000	45,000	415,761	—	16,673	(7)	877,434
Chief Financial Officer, Treasurer & Executive VP	2006	330,118	—	415,761	166,263	16,631	(7)	928,773
Robert Carmony	2007	335,000	31,000	270,244	—	15,743	(8)	651,987
Sr. VP- New Tech & Training	2006	318,247	—	270,244	160,284	15,578	(8)	764,353

(1)	The Compensation Committee recommended and the Board approved a discretionary bonus outside of the incentive bonus program. The decision of the Compensation Committee and the Board was based in large part on the efforts made during 2007 to integrate Century Theatres into the Company, to consummate the initial public offering of National CineMedia, Inc. and to complete our initial public offering.

(2)	These amounts represent the dollar amount of compensation cost we recognized during 2007 and 2006 for awards granted during 2004 based on the grant date fair value of the named executive officer’s option awards in accordance with SFAS 123(R) and do not reflect cash payments made to the applicable executive. See Note 1 to the Company’s Annual Report on Form 10-K for 2007, for details of the assumptions used in valuation of the options. The actual value realized by the executive officers with respect to the option awards will depend on the difference between the market value of the Common Stock on the date the option is exercised and the exercise price.

(3)	Bonuses earned in 2006 were paid in March 2007. No bonuses were earned in 2007 under the incentive bonus program since the Company did not meet the minimum Adjusted EBITDA threshold established by our Board.

(4)	Represents an annual matching contribution to Mr. Mitchell’s 401(k) savings plan ($11,813 in 2007 and $11,550 in 2006), value of the use of a Company vehicle for one year ($10,250 for each of 2007 and 2006) and the dollar value of life insurance and disability insurance premiums paid by us for the benefit of Mr. Mitchell

($101,743 in 2007 and $2,901 in 2006). No life insurance premium payments were made by us for Mr. Mitchell in 2006 but such premium payments resumed in 2007.

(5)	Represents an annual matching contribution to Mr. Stock’s 401(k) savings plan ($11,813 in 2007 and $11,550 in 2006), dollar value of life insurance and disability insurance premiums paid by us for the benefit of Mr. Stock ($3,695 in 2007 and $3,793 in 2006) and payments under Mr. Stock’s profit participation agreement for certain of our theatres ($6,853,060 upon termination of the profit participation agreement and $618,837 in 2006). See discussion under the heading “Certain Relationships and Related Party Transactions”.

(6)	Represents an annual matching contribution to Mr. Warner’s 401(k) savings plan ($11,813 in 2007 and $11,550 in 2006) and dollar value of life insurance and disability insurance premiums paid by us for the benefit of Mr. Warner ($3,112 in 2007 and $3,222 in 2006).

(7)	Represents an annual matching contribution to Mr. Copple’s 401(k) savings plan ($11,813 in 2007 and $11,550 in 2006) and dollar value of life insurance and disability insurance premiums paid by us for the benefit of Mr. Copple ($4,860 in 2007 and $5,081 in 2006).

(8)	Represents an annual matching contribution to Mr. Carmony’s 401(k) savings plan ($11,813 in 2007 and $11,550 in 2006) and dollar value of life insurance and disability insurance premiums paid by us for the benefit of Mr. Carmony ($3,930 in 2007 and $4,028 in 2006).

Grants of Plan-Based Awards

There were no option grants or stock awards to the named executive officers during the fiscal year ended December 31, 2007.

Outstanding Equity Awards

The following table shows unexercised options for each named executive officer outstanding as of December 31, 2007. There were no outstanding stock awards as of December 31, 2007.

Outstanding Equity Awards at December 31, 2007

		Number of	Number of
		Securities	Securities
		Underlying	Underlying	Option
		Unexercised	Unexercised	Exercise
	Option Grant	Options (#)	Options (#)	Price	Option Expiration
Name	Date	Exercisable	Unexercisable	($)	Date

Lee Roy Mitchell	—	—	—	—	—
Alan W. Stock(1)	September 30, 2004	681,927	227,808	$7.63	September 29, 2014
Robert Copple(1)	September 30, 2004	681,927	227,808	$7.63	September 29, 2014
Timothy Warner(1)	September 30, 2004	681,927	227,808	$7.63	September 29, 2014
Robert Carmony(1)	September 30, 2004	423,252	148,075	$7.63	September 29, 2014

(1)	Gives effect to a 2.9585-for-one stock split with respect to our Common Stock effected on April 9, 2007.

Option Exercises and Stock Vested at December 31, 2007

	Option Awards
	Number of Shares	Value Realized on
Name	Acquired on Exercise	Exercise ($)

Robert Carmony(1)	20,000	$172,600

(1)	The amounts above reflect the number of shares acquired and the aggregate dollar amount realized on option exercises for the specified named executive officer during the most recent fiscal year ended December 31, 2007. The aggregate dollar amount realized was computed by determining the difference between the market price of the underlying security at exercise and the exercise price of the options. As of December 31, 2007, Mr. Carmony held all of the shares exercised during 2007. Other than as set forth above, there were no exercises of stock options by the named executive officers during the fiscal year ended 2007.

Potential Payments upon Termination or Change-in-Control

Employment agreements with the named executive officers will require us to provide compensation to named executive officers in the event of a termination of employment by us without cause, by the named executive officer for good reason or change in control. The amount of compensation payable to each named executive officer upon such termination is listed in the table below assuming such triggering event occurred on December 31, 2007.

			Medical/	Other	Group
	Salary	Bonus(1)	Dental	Life	Life	Disability(2)	Assistance(3)	Total
	($)	($)	($)	($)	($)	($)	($)	($)

Lee Roy Mitchell	$763,958	$443,773	$4,864	$98,844	$648	$2,251	$86,500	$1,400,838
Alan W. Stock	580,000	285,698	11,549	—	984	2,711	792	881,734
Timothy Warner	425,000	234,645	9,753	—	984	2,128	792	673,302
Robert Copple	400,000	211,263	11,549	890	852	3,118	792	628,464
Robert Carmony	335,000	191,284	4,864	—	984	2,946	792	535,870

(1)	Includes bonus earned in 2006 and received in 2007 and discretionary bonus, outside of the incentive bonus program, earned in 2007 and received in 2008. See Footnote 1 to Summary Compensation Table.

(2)	Amounts for disability include insurance premiums for long-term disability, individual disability income protection and short-term disability.

(3)	Lee Roy Mitchell is entitled to receive tax preparation assistance for five years following the date of termination. We estimate the cost of such preparation to be approximately $17,300 per year for five years. Messrs. Stock, Warner, Copple and Carmony are entitled to use our office space for a period of three months following the date of termination. We estimate the amount to be approximately $792 for the use of a 144 square foot office at a rental rate of approximately $22.00 per square foot per annum.

In addition to the above payments, upon a change of control, through the sale of our capital stock or a sale of all or substantially all of our assets, all outstanding options will become fully vested and exercisable. The value of the accelerated portion of such awards as a result of a change of control (as calculated at the closing price of $17.00 per share of our Common Stock on December 31, 2007, less the exercise price of $7.63 for such options) is $0 for Lee Roy Mitchell, $2,134,561 for Alan Stock, $2,134,561 for Tim Warner, $2,134,561 for Robert Copple and $1,387,463 for Robert Carmony.

If a named executive officer terminates his employment voluntarily, or is terminated for cause, we are only required to pay such named executive officer any accrued unpaid base salary through the date of such termination.

Potential Payments upon Death or Disability

Our employment agreements with the named executive officers will require us to provide compensation to named executive officers in the event of a termination of employment as a result of the death or disability of such named executive officer. The amount of compensation payable to each named executive officer upon such termination is listed in the table below assuming such triggering event occurred on December 31, 2007.

			Medical/	Other	Group
	Salary	Bonus(1)	Dental	Life	Life	Disability(2)	Total
	($)	($)	($)	($)	($)	($)	($)

Lee Roy Mitchell	$763,958	$58,000	$4,864	$98,844	$648	$2,251	$928,601
Alan W. Stock	580,000	58,000	11,549	—	984	2,711	653,244
Timothy Warner	425,000	50,000	9,753	—	984	2,128	487,865
Robert Copple	400,000	45,000	11,549	890	852	3,118	461,409
Robert Carmony	335,000	31,000	4,864	—	984	2,946	374,794

(1)	Discretionary bonus, outside of the incentive bonus program, earned in 2007 and received in 2008. See Footnote 1 to Summary Compensation Table.

(2)	Amounts for disability include insurance premiums for long-term disability, individual disability income protection and short-term disability.

Further, under the 2006 Long Term Incentive Plan, as amended (the “Original Plan”), upon death or disability, in addition to the options that have already vested as of the date of termination, the lesser of, an additional twenty percent (20%) of the shares of Common Stock covered by an individual option award and the remaining amount of unvested shares of Common Stock covered by the award shall become vested and exercisable. This provision remains in the Restated Incentive Plan. Pursuant to that provision under the Original Plan, in addition to the options vested as of December 31, 2007 (See “Outstanding Equity Awards at December 31, 2007”), the value of the additional twenty percent (20%) of the shares of Common Stock covered by an individual option award (as calculated at the closing price of $17.00 per share of our Common Stock on December 31, 2007, less the exercise price of $7.63 for such options) is $0 for Lee Roy Mitchell, $1,704,843 for Alan Stock, $1,704,843 for Tim Warner, $1,704,843 for Robert Copple and $1,108,147 for Robert Carmony.

Internal Revenue Code Section 162(m)

Section 162(m) of the Code, as amended disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for certain senior executive officers, except for compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. Section 162(m) will not prevent us from receiving a tax deduction in 2007 for any of the compensation paid to our named executive officers. While we consider the potential impact of Section 162(m) on our compensation decisions, we may approve compensation for an executive officer that does not meet the deductibility requirements of Section 162(m) in the future in order to maintain competitive compensation packages and attract talented leaders. The payment to Mr. Stock under the Profit Participation Agreement and termination thereof (See “Certain Relationships and Related Party Transactions”) is not subject to Section 162(m) deductibility limits by reason of certain transition rules applicable to newly public companies. We do not intend to enter into similar arrangements with any of our executive officers in the future.

Compensation of Directors

The following table sets forth certain information concerning the compensation of our directors for year ended December 31, 2007.

Fiscal Year 2007 Director Compensation

Fees
Earned or
	Paid in			All Other
	Cash		Stock Awards	Compensation	Total
Name	($)		($)(2)	($)(3)	($)

Benjamin D. Chereskin	$—		$—	$—	$—
James N. Perry Jr.	—		—	—	—
Robin P. Selati	—		—	—	—
Vahe A. Dombalagian	—		—	—	—
Peter R. Ezersky	—		—	—	—
Enrique F. Senior	286,434	(1)	49,993	985	337,412
Raymond W. Syufy	—		—	—	—
Carlos A. Sepulveda	35,000		49,993	985	85,978
Roger T. Staubach	25,000		49,993	985	75,978
Donald G. Soderquist	25,000		49,993	985	75,978

(1)	On January 19, 2007, we made a cash payment of $219,746 to Mr. Senior for his services on our Board from July 26, 2004 through December 31, 2006. Mr. Senior was also paid a fee in the amount of $20,844 for each of the first and second quarters of 2007. Starting from the third quarter of 2007 Mr. Senior receives the same fee and equity based compensation as other non-employee directors described below.

(2)	The amount shown reflects the compensation expense for the annual grant of restricted shares for 2007. See Note 1 to the Company’s Annual Report on Form 10-K for 2007, for details of the assumptions used in valuation of the restricted shares.

(3)	The amount shown reflects the dividend received during 2007 by each director on 5,470 shares of restricted stock owned by each of them. See “Security Ownership of Certain Beneficial Owners and Management.”

In order to attract and retain qualified non-employee directors, the Company adopted a Non-Employee Director Compensation Policy in August 2007, by which non-employee directors are compensated for their service to the Company. Only those members of the Board who constitute non-employee directors are eligible to receive compensation under this Policy. Non-employee directors include any member of the Board who (i) is neither our employee nor an employee of any of our subsidiaries; and (ii) is not an employee of any of the Company’s stockholders with contractual rights to nominate directors.

Each non-employee director receives the following annual compensation in connection with the service of such non-employee director as a member of the Board:

(a) A base director retainer of $50,000;

(b) An additional retainer of $20,000 if such non-employee director serves as the chairman of the Audit Committee;

(c) An additional retainer of $10,000 if such non-employee director serves as a member of the Audit Committee, other than the chairman of the Audit Committee;

(d) An additional retainer of $10,000 if such non-employee director serves as the chairman of the Compensation Committee;

(e) An additional retainer of $5,000 if such non-employee director serves as a member of the Compensation Committee, other than the chairman of the Compensation Committee; and

(f) An additional retainer of $5,000 if such non-employee director serves as a member of the Nominating and Corporate Governance Committee.

Annual compensation is paid in four equal quarterly installments at the beginning of each quarter for services rendered during the prior quarter. Additionally, on an annual basis the non-employee directors receive a grant of restricted shares of the Company’s Common Stock valued at $100,000. The number of restricted shares to be issued is determined by dividing $100,000 by the fair market value of a share of Common Stock on the grant date, rounded down to the nearest whole share. The initial award and each annual award generally vest on the first anniversary of the date of the grant, subject to the non-employee director’s continued service to the Company through the vesting dates. An employee director who ceases to be an employee, but who remains a director, will not receive an initial award or an annual award for any remaining term or renewal term of office during which such director does not qualify as an independent director under applicable SEC rules and NYSE listing standards. All grants of restricted shares will be made pursuant to the Company’s long term equity incentive plan in effect at that time.

Members of our Board who are also officers or employees of our Company or employees of our stockholders with contractual rights to nominate directors do not receive compensation for their services as a director. All directors are reimbursed for expenses incurred for each board meeting which they attend.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the board of directors or the compensation committee of any entity that has one or more executive officers serving on our Board or on the Compensation Committee of our

Board. Messers. Chereskin and Dombalagian served as the members of our Compensation Committee during the last completed fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all of the Company’s equity compensation plans as of December 31, 2007.

Number of Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plan
	Outstanding	Outstanding	(Excluding
	Options, Warrants	Options, Warrants	Securities Reflected
	and Rights	and Rights	in Column(a)
Plan Category	(a)	(b)	(c)(1)

Equity compensation plans approved by security holders:
2006 Long Term Restated Incentive Plan	6,323,429	$7.63	2,202,700
Equity compensation plans not approved by security holders:
None
Total	6,323,429	$7.63	2,202,700

(1)	Reflects the issuance of 21,880 restricted shares of our Common Stock to our independent directors during October 2007 in addition to the securities to be issued upon exercise of outstanding options reflected in Column (a).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership has been determined in accordance with the applicable rules and regulations, promulgated under the Exchange Act. Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of Record Date are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 107,139,514 shares of Common Stock issued and outstanding as of the Record Date. As of the Record Date, there were 38 holders of record of our Common Stock.

	Beneficial Ownership
Names of Beneficial Owner	Number(1)	Percentage

5% Stockholders
Madison Dearborn Capital Partners IV, LP(2)(10)	49,881,014	46.56%
FMR LLC(3)	12,484,285	11.65%
Syufy Enterprises LP(4)(13)	8,174,596	7.63%

Directors and Named Executive Officers
Lee Roy Mitchell(5)	13,122,845	12.25%
Alan W. Stock(6)	1,009,793	*
Timothy Warner(7)	1,007,917	*
Robert Copple(8)	982,415	*
Robert Carmony(9)	495,743	*
Benjamin D. Chereskin(10)	49,881,014	46.56%
Vahe A. Dombalagian(10)	49,881,014	46.56%
Peter R. Ezersky(11)	5,341,206	4.99%
Steven P. Rosenberg(12)	7,745	*
Enrique F. Senior(13)	5,470	*
Carlos A. Sepulveda(13)	5,470	*
Roger T. Staubach(13)	5,470	*
Donald G. Soderquist(13)	5,470	*
Raymond W. Syufy(14)	8,174,596	7.63%
Executive Officers & Directors as a Group (23 persons)(15)	81,537,805	76.10%

*	Less than 1%.

(1)	In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, the Company deemed outstanding shares of Common Stock subject to options held by that person that were currently exercisable at, or were exercisable within 60 days of, the Record Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(2)	Based upon statements in Schedule 13G filed by MDCP, on February 14, 2008. Includes 5,341 shares owned by Northwestern University and 26,706 shares owned by John W. Madigan. MDCP has an irrevocable proxy to vote these shares in all matters subject to stockholder approval. The address of MDCP is Three First National Plaza, Suite 3800, 70 West Madison Street, Chicago, Illinois 60602.

(3)	Based upon statements in Schedule 13G filed by FMR LLC, on January 10, 2008. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)	Based upon statements in Schedule 13G filed by Syufy Enterprises LP, on February 14, 2008. The address of Syufy Enterprises LP is 150 Pelican Way, San Rafael, California 94901.

(5)	Includes 6,419,095 shares of Common Stock owned by the Mitchell Special Trust. Mr. Mitchell is the co-trustee of the Mitchell Special Trust. Mr. Mitchell expressly disclaims beneficial ownership of all shares held by the Mitchell Special Trust.

(6)	Includes 762,682 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days of Record Date and 29,247 shares of restricted stock issued on March 28, 2008.

(7)	Includes 762,682 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days of Record Date and 17,145 shares of restricted stock issued on March 28, 2008.

(8)	Includes 762,682 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days of Record Date and 16,136 shares of restricted stock issued on March 28, 2008.

(9)	Includes 475,743 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days of Record Date.

(10)	The shares beneficially owned by MDCP were acquired by MDCP in connection with the MDP Merger. The MDP Merger refers to the transaction on April 2, 2004 pursuant to which an affiliate of Madison Dearborn Partners, LLC (“MDP”), acquired approximately 83% of the capital stock of Cinemark, Inc, one of our wholly-owned subsidiaries. In the transaction, a newly formed subsidiary owned by an affiliate of MDP was merged with and into Cinemark, Inc. with Cinemark, Inc. continuing as the surviving corporation. On August 2, 2006, the Company was formed in connection with the planned acquisition pursuant to a stock purchase agreement, dated August 7, 2006, of Century Theatres by Cinemark USA, Inc. The acquisition of Century Theatres was completed on October 5, 2006. On October 5, 2006, pursuant to a Contribution and Exchange Agreement, dated August 7, 2006, among the then stockholders of Cinemark, Inc., the parties exchanged their shares of Class A common stock of Cinemark, Inc. for shares of Common Stock of the Company. The shares beneficially owned by MDCP may be deemed to be beneficially owned by Madison Dearborn Partners IV, LP (“MDP IV”), the sole general partner of MDCP. John A. Canning, Jr., Paul J. Finnegan and Samuel M. Mencoff are the sole members of a limited partner committee of MDCP that has the power, acting by majority vote, to vote or dispose of the shares beneficially held by MDCP . Mr. Chereskin is a limited partner of MDP IV and a Managing Director and Member of Madison Dearborn Partners, LLC (the general partner of MDP IV), and therefore may be deemed to share beneficial ownership of the shares beneficially owned by MDCP . Mr. Dombalagian is a limited partner of MDP IV and a Director of Madison Dearborn Partners, LLC, and therefore may be deemed to share beneficial ownership of the shares beneficially owned by MDCP. Messrs. Canning, Finnegan, Mencoff, Chereskin and Dombalagian and MDP IV each hereby disclaims any beneficial ownership of any shares beneficially owned by MDCP.

(11)	Mr. Ezersky is a Managing Member of Quadrangle GP Investors LLC, which is the general partner of Quadrangle GP Investors LP. Quadrangle GP Investors LP is the general partner of Quadrangle Capital Partners LP, Quadrangle Select Partners LP, Quadrangle Capital Partners A LP and Quadrangle (Cinemark) Capital Partners LP, and he may therefore be deemed to share beneficial ownership of the 3,384,500 shares owned by Quadrangle Capital Partners LP, the 1,368,036 shares owned by Quadrangle Capital Partners A LP, the 195,377 Shares held by Quadrangle Select Partners LP and the 393,293 shares owned by Quadrangle (Cinemark) Capital Partners LP. Mr. Ezersky expressly disclaims beneficial ownership of the shares owned by Quadrangle Capital Partners LP, Quadrangle Select Partners LP, Quadrangle Capital Partners A LP and Quadrangle (Cinemark) Capital Partners LP. The shares beneficially owned by each of Quadrangle Capital Partners LP, Quadrangle Select Partners LP and Quadrangle Capital Partners A LP were acquired by each such stockholder from MDCP IV in December 2004. The shares beneficially owned by Quadrangle (Cinemark) Capital Partners LP were transferred by Quadrangle Capital Partners LP effective February 2005.

(12)	Shares of restricted stock issued on April 1, 2008.

(13)	Shares of restricted stock issued on October 16, 2007.

(14)	Raymond Syufy is an executive officer of the general partner of Syufy Enterprises, LP and may therefore be deemed to share beneficial ownership of the 8,174,596 shares owned by Syufy Enterprises, LP. Raymond Syufy expressly disclaims beneficial ownership of the shares owned by Syufy Enterprises, LP.

(15)	Includes 4,047,129 shares of Common Stock issuable upon the exercise of options that may be exercised within 60 days of the Record Date and 105,263 shares of restricted stock issued to certain directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

These insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the calendar year ended December 31, 2007, the Company was in compliance with all Section 16(a) filing requirements applicable to its insiders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a policy supplementing our Code of Business Conduct and Ethics relating to the review, approval and ratification of transactions between us and “related parties” as generally defined by applicable rules under the Securities Act of 1933, as amended. Our Board has determined that the Audit Committee is best suited to review and approve related party transactions, although in certain circumstances the Board may determine that a particular related party transaction be reviewed and approved by a majority of disinterested directors. At such Audit Committee meeting, management shall recommend any related party transactions to be entered into by the Company. If management becomes aware of a proposed or existing related party transaction that has not been pre-approved by the Audit Committee, management shall promptly notify the Chairman of the Audit Committee who shall submit such related party transaction to the Audit Committee for approval or ratification if the Audit Committee determines that such transaction is fair to the Company. If management, in consultation with our Chief Executive Officer, Chief Financial Officer or General Counsel determines that it is not practicable to wait until the next Audit Committee meeting, the Chairman of the Audit Committee has been delegated the authority during this period to review, consider and approve any such transaction. In such event, the Chairman of the Audit Committee shall report any related party transaction approved by him or her at the next Audit Committee meeting. The Audit Committee may establish guidelines it determines are necessary and appropriate for management to follow in dealings with related parties and related party transactions.

Certain Agreements

We lease one theatre from Plitt Plaza Joint Venture (“Plitt Plaza”). Plitt Plaza is indirectly owned by Lee Roy Mitchell. Annual rent is approximately $0.12 million plus certain taxes, maintenance expenses and insurance. We recorded $0.12 million of facility lease expense payable to Plitt Plaza during the year ended December 31, 2007.

We manage one theatre for Laredo Theatre, Ltd., (“Laredo”). We are the sole general partner and own 75% of the limited partnership interests of Laredo. Lone Star Theatres, Inc. owns the remaining 25% of the limited partnership interests in Laredo and is 100% owned by Mr. David Roberts, Lee Roy Mitchell’s son-in-law. Under the agreement, management fees are paid by Laredo to us at a rate of 5% of annual theatre revenues up to $50 million and 3% of annual theatre revenues in excess of $50 million. We recorded $0.08 million of management fee revenue and received no distributions during the year ended December 31, 2007. As the sole general partner and the majority limited partner of Laredo, we control the affairs of the limited partnership and have the rights to dissolve the partnership or sell the theatre. We also have a license agreement with Laredo permitting Laredo to use the “Cinemark” service mark, name and corresponding logos and insignias in Laredo, Texas.

Our subsidiary, Century Theatres, leases 25 theatres and two parking facilities from Syufy Enterprises, LP or affiliates of Syufy Enterprises, LP, which owns approximately 7.6% of our issued and outstanding shares of Common Stock. Raymond Syufy, a current director and Joseph Syufy, a former director, are officers of the general partner of Syufy Enterprises, LP. Of these 27 leases, 22 have fixed minimum annual rent in an aggregate amount of approximately $23.3 million.

Of these 22 leases with fixed minimum annual rent, 17 have a remaining lease term plus extension option(s) that exceed 30 years, four have a remaining lease term plus extension option(s) that exceed 17 years, and one has a remaining lease term of approximately two years. Three of these 22 leases have triggering events that allow us to convert the fixed minimum rent to a fixed percentage of gross sales as defined in the lease with the further right to terminate the lease if the theatre level cash flow drops below $0. Five of these 22 leases have triggering events that allow us to terminate the lease prior to expiration of the term. The five leases without minimum annual rent have rent based upon a specified percentage of gross sales as defined in the lease with no minimum annual rent. Four of these percentage rent leases have a 12 month term plus automatic 12 month renewal options, and we have the right to terminate the lease if the theatre level cash flow drops below $0. One of these percentage rent leases has a remaining term of 18 months, and Syufy has the right to terminate this lease prior to the end of the term.

Century Theatres also has an office lease with an affiliate of Syufy Enterprises, LP for corporate office space in San Rafael, California. The lease will expire in September 2008. The lease has a fixed minimum annual rent of approximately $0.36 million.

Prior to the completion of the acquisition of Century Theatres by us in October 2006, we owned certain shares of Fandango, Inc. In connection with the acquisition of Century Theatres, we agreed to pay to Syufy Enterprises, LP the cash proceeds received by us (net of any taxes) in connection with any sale of such shares of Fandango, Inc. In May 2007, we sold our investment in Fandango stock and paid $2.8 million of the cash consideration to Syufy Enterprises, L.P.

Cinemark USA, Inc. (“Cinemark USA”), a subsidiary of the Company, and Alan Stock, our Chief Executive Officer, had entered into an Amended and Restated Agreement to Participate in Profits and Losses (the “Amended Profit Participation Agreement”), dated March 12, 2004. Pursuant to the Amended Profit Participation Agreement, Alan Stock participated with Cinemark USA in the profits and losses of the Holiday Village 4 theatre in Park City, Utah and Kentucky Oaks Mall (II) theatre in Paducah, Kentucky. Alan Stock received a profit interest in the two theatres once Cinemark USA recovered its capital investments in these theatres plus the borrowing costs. Operating losses and disposition losses for these theatres were allocated 100% to Cinemark USA. Operating profits and disposition profits were allocated first to Cinemark USA to the extent of total operating losses and losses from any disposition of these theatres. Thereafter, net cash from operations from these theatres or from any disposition of these theatres was paid first to Cinemark USA until such payments were equal to Cinemark USA’s investment in these theatres, plus interest, and then 51% to Cinemark USA and 49% to Alan Stock.

In the Amended Profit Participation Agreement, Alan Stock provided to Cinemark USA a call option to purchase his profit participation interest within 30 days of Cinemark USA filing a registration statement with the SEC in a public offering on its own behalf or on behalf of any other security holder of Cinemark USA or Cinemark USA’s affiliates, registering the capital stock of Cinemark USA under the Securities Act of 1933, as amended. We filed a registration statement with the SEC in connection with the initial public offering of our Common Stock which became effective on April 23, 2007 and Cinemark USA exercised its call option on May 1, 2007. The Amended Profit Participation Agreement was terminated effective May 3, 2007.

Under the Amended Profit Participation Agreement, the purchase price of Alan Stock’s profit participation interest was equal to the greater of (1) $8,705,678 reduced by any payments received by Alan Stock during the term and (2) 49% of adjusted theatre level cash flow multiplied by seven, plus cash and value of inventory associated with the two theatres, minus necessary reserves, accrued liabilities and accounts payable associated with the two theatres. Accordingly, the purchase price was determined to be $6.8 million. Upon payment and receipt of the purchase price, the Amended Profit Participation Agreement between Cinemark USA and Alan Stock was terminated.

ITEM 2 —	RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR

Deloitte & Touche, LLP has been selected by the Audit Committee and ratified by the Board as our independent registered public accountant for the fiscal year ending December 31, 2008. If ratification of this selection of auditors is not approved by a majority of the shares of Common Stock, the Audit Committee may review its future selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

A representative of Deloitte & Touche, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if desired and will be available to answer appropriate questions.

Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Deloitte & Touche, LLP as the independent registered public accountant for the fiscal year ending December 31, 2008.

Recommendation of the Board

Our Board unanimously recommends that stockholders vote “FOR” ratification of the appointment of Deloitte & Touche, LLP as our independent auditor for the fiscal year ending December 31, 2008.

ITEM 3 —	APPROVAL OF THE BONUS PLAN

The Compensation Committee and the Board have approved, and have recommended that the stockholders approve, the Bonus Plan described below. The Bonus Plan provides for a bonus that is limited to objective business criteria and performance factors established by the Compensation Committee. The objective of the Bonus Plan is to make cash bonus payments annually to individuals based on achievement of specific objective annual performance factors or business criteria that will contribute to the growth, profitability and increased value of the Company.

The bonus process for the named executive officers under the Bonus Plan involves the following steps:

(1) Setting a Target Bonus.  During the first quarter of the fiscal year, the Compensation Committee approves the target bonus amount for each named executive officer. The target bonus amount may take into account all factors deemed relevant by the Compensation Committee, including recommendations from the Chief Executive Officer (except for target bonus amounts for the Chief Executive Officer). The Compensation Committee also approves the maximum bonus that a named executive officer is entitled to receive under the terms of the Bonus Plan and the target bonus amount will not exceed 200% of such named executive officer’s annual base salary.

(2) Setting the Performance Factors.  During the first quarter of each fiscal year, the Compensation Committee establishes the performance factors for the Company and the named executive officers. Performance factors may include, by way of example but not limitation, any or all of the following: revenue; net sales; operating income; earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); Adjusted EBITDA; Adjusted EBITDA Margin; cash flow; working capital and components thereof; return on equity or average stockholder’s equity; return on assets; market share; sales (net or gross) measured by product line, territory, customer(s), or other category; stock price; earnings per share; earnings from continuing operations; net worth; credit rating; levels of expense, cost or liability by category, operating unit or any other delineation; or any increase or decrease of one or more of the foregoing over a specified period. With respect to certain participants who are not named executive officers, these targets may also include such objective or subjective performance goals as the Compensation Committee may, from time to time, establish.

(3) Measuring Performance.  Prior to making any payments under the Bonus Plan, the Compensation Committee will certify whether the applicable performance factors were attained. In reaching its conclusions, the Compensation Committee will make certain adjustments as specified in the Bonus Plan. Such adjustments include but are not limited to issues such as changes in accounting principles, extraordinary, unusual or non-recurring events that were not included in the operating budget for the performance period (such as the disposition of a theatre or theatres or the cessation of operation of a theatre as a result of a natural disaster).

Purpose of Our Bonus Plan

Our Board adopted the Bonus Plan on March 27, 2008. Approval of the Bonus Plan is intended to enable the Company to provide an incentive to executive officers and other selected employees of the Company to contribute to the growth, profitability and increased value of the Company by providing incentive compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. If other requirements are met, performance-based compensation may be deductible by us for federal income tax purposes without regard to $1 million deduction limitation imposed by Section 162(m) of the Code.

Summary of our Bonus Plan

The following summary of our Bonus Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix B to this Proxy Statement.

Eligibility.  Our executive officers and selected employees and those of our subsidiaries who are designated by the Administrator are eligible to receive awards under the Bonus Plan. Currently, approximately 75 employees, including executive officers, are eligible to receive awards under the Bonus Plan.

Awards.  The Bonus Plan provides for awards of incentive compensation that are contingent on the attainment of specific performance targets. The Administrator will establish the performance criteria and performance targets for each award and the performance period during which the performance is to be measured, which will generally be our fiscal year. Performance targets may include a minimum level of performance below which no payment will be made, levels of performance at which specified percentages of the award will be paid, and a maximum level of performance above which no additional award will be paid. The Administrator must adopt the performance targets and criteria for awards granted to executive officers subject to the limits of Section 162(m) of the Code, whom we refer to as “Covered Employees,” no later than the earlier of:

•	90 days after the beginning of the performance period, or

•	the time when 25% of the performance period has elapsed.

In addition, award amounts to be paid to any Covered Employee for any one year may not exceed two hundred percent of such participant’s base salary in effect at the time the award is determined.

Performance Factors.  Performance targets for each award will be based on pre-established performance factors, which may include any or all of the following, individually or in combination:

•	revenue;

•	net sales;

•	operating income;

•	EBIT, EBITA or EBITDA;

•	Adjusted EBITDA, which is a non-GAAP financial measure used by the Company in the budget and reporting process and is more specifically defined in the Bonus Plan;

•	Adjusted EBITDA Margin (Adjusted EBITDA divided by total revenues);

•	cash flow;

•	working capital and components thereof;

•	return on equity or average stockholders’ equity;

•	return on assets;

•	market share;

•	net or gross sales measured by product line, territory, one or more customer, or other category;

•	stock price;

•	earnings per share;

•	earnings from continuing operations;

•	net worth;

•	credit rating;

•	levels of expense, cost or liability by category, operating unit, or any other delineation;

•	any increase or decrease of one or more of the foregoing over a specified period; or

•	implementation or completion of critical projects.

These performance factors may relate to the performance of the Company or the performance of a business unit, product line, territory, or any combination of these. Performance targets for employees who are not executive officers may also be based on other additional objective or subjective performance criteria established by the Administrator.

Required Adjustments.  Awards based on revenue, net sales, operating income, EBIT, EBITA, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, cash flow, return on equity or average stockholders’ equity, return on assets, net or gross sales, earnings per share, earnings from continuing operations, levels of expense cost or liability are subject to required adjustment to eliminate the effects of:

•	changes in accounting principles;

•	extraordinary items that are unusual in nature or infrequent in occurrence;

•	unbudgeted dispositions of any business, theatre or theatres;

•	unbudgeted cessation of operations of any business, theatre or theatres resulting from a natural disaster; or

•	changes in the Company’s capitalization.

In addition, the Administrator may provide at the time any performance targets are established that adjustments will apply during the performance period to eliminate the effect of:

•	specified claims or litigation;

•	impairment of assets;

•	restructuring activities or reductions in force; or

•	investments or acquisitions.

Limitation on Discretion.  The Administrator may at any time establish additional conditions and terms of payment of awards, including additional financial, strategic or individual goals, which may be objective or subjective. The Administrator may not adjust upwards the amount payable pursuant to any award to a Covered Employee, nor may it waive the achievement of the performance target requirement for any Covered Employee, except in the case of the death or disability of the participant or a change in control of the Company.

Payment of Awards.  Unless the Administrator determines otherwise, all payments in respect of awards granted under the Bonus Plan will be made in cash, and will be paid within a reasonable period after the end of the performance period. In the case of awards designed not to be subject to Code Section 409A as deferred compensation, payments will be made not later than the latest date at which such awards will still qualify for the Section 409A exemption for short-term deferrals. Unless the Administrator provides otherwise, a participant must be employed by us on the date that awards are paid to receive an award payment, except in the case of death or disability. If a participant dies or becomes disabled during a performance period, the participant (or the participant’s beneficiary) will receive a pro rated award payment at the same time all other awards are paid for the performance period.

Certification of Performance.  Before payment of any award to a Covered Employee our Compensation Committee must certify in writing that the performance target requirement for such award was met.

Term.  The Bonus Plan, if approved, is effective as of March 27, 2008 with respect to the fiscal year performance period beginning January 1, 2008. The Administrator may at any time terminate the Bonus Plan in whole or in part.

Amendment of the Bonus Plan.  The Administrator may at any time amend the Bonus Plan, subject to approval by our stockholders to the extent stockholder approval is necessary to continue to qualify as “performance-based compensation” under Section 162(m) of the Code.

Administration of the Bonus Plan.  Our Board has delegated its authority to administer the Bonus Plan to the Company’s Compensation Committee, to whom we refer as the “Administrator.” The Compensation Committee is expected to consist solely of at least two “outside directors” within the meaning of Section 162(m) of the Code. The Administrator has the authority to administer the Bonus Plan and to exercise all the powers and authorities either specifically granted to it under the Bonus Plan or necessary or advisable in the administration of the Bonus Plan, including (but not limited to) the following:

•	to interpret the Bonus Plan and any award;

•	to prescribe rules relating to the Bonus Plan;

•	to determine the persons to receive awards;

•	to determine the terms, conditions, restrictions and performance criteria, including performance factors and performance targets, relating to any award;

•	to accelerate an award that is designed not to be deferred compensation subject to Code Section 409A (after the attainment of the applicable performance target or targets);

•	to adjust performance targets in recognition of unusual or non recurring events affecting us or our financial statements, or in response to changes in applicable laws, regulations, or accounting principles;

•	to waive restrictive conditions for an award (but not performance targets); and

•	to make any other determinations that may be necessary or advisable for administration of the Bonus Plan.

Stockholder Approval.  No award will be paid under the Bonus Plan if our stockholders do not approve the Bonus Plan. If our stockholders do approve the Bonus Plan we must submit the Bonus Plan to our stockholders for re-approval on or before the first stockholder meeting that occurs in the fifth year following this current approval of the Bonus Plan.

Federal Income Tax Consequences of the Bonus Plan

Under federal income tax laws currently in effect:

Participants in the Bonus Plan will recognize in the year of payment ordinary income equal to the award amount, which is subject to applicable income and employment tax withholding by us. Under current regulations and guidance, we expect that awards under the Bonus Plan will not be subject to Section 409A of the Code, which imposes restrictions on nonqualified deferred compensation arrangements and penalizes participants for violating these restrictions.

We expect that we will be entitled to a tax deduction in connection with each award under the Bonus Plan in an amount equal to the ordinary income realized by the participant without regard to the $1 million annual deduction limitation under Section 162(m) of the Code, if the stockholders approve the Bonus Plan and the other requirements of Section 162(m) are satisfied.

Section 162(m).  Section 162(m) of the Code imposes a $1 million annual limit on the amount of compensation that we may deduct for federal income tax purposes with respect to our chief executive officer and each of our three highest compensated officers (other than our chief executive officer and our chief financial officer), subject to certain exceptions. The Bonus Plan is intended to qualify for the exception under Section 162(m) for “performance-based compensation.”

Bonus Plan Benefits

Awards under the Bonus Plan are based on actual future performance. As a result, the amounts that will be paid under the Bonus Plan are not currently determinable. In no event, however, may any Covered Employee receive award amounts for any one year that exceed two hundred percent of such participant’s base salary in effect at the time the award is determined.

The full text of the Bonus Plan is included as Appendix B to this proxy statement. Please refer to Appendix B for a more complete description of the terms of the Bonus Plan.

Recommendation of the Board

Our Board unanimously recommends that stockholders vote “FOR” approval of the Cinemark Holdings, Inc. Performance Bonus Plan.

ITEM 4 —	APPROVAL OF THE AMENDED AND RESTATED 2006 LONG TERM INCENTIVE PLAN

The Board has approved, and is recommending that the stockholders of the Company approve the Restated Incentive Plan. The Restated Incentive Plan amends and restates the Original Plan, to (i) increase the number of shares reserved for issuance from 9,097,360 shares of Common Stock to 19,100,000 shares of Common Stock and (ii) permit the Compensation Committee to award participants restricted stock units and performance awards. The right of a participant to exercise or receive a grant of a restricted stock unit or performance awards may be subject to the satisfaction of such performance or objective business criteria as determined by the Compensation Committee. There are currently options to purchase 6,305,653 shares of Common Stock with a weighted average exercise price of $7.63 per share which were issued under the Original Plan and will continue to be outstanding and governed by the Restated Incentive Plan. There are currently 374,419 shares of restricted stock awards outstanding of which an aggregate of 352,342 shares of restricted stock were issued during February, March and April of 2008. There are currently restricted stock unit awards outstanding representing 204,361 hypothetical shares of Common Stock awarded to our named executive officers and certain other participants in March and April of 2008. The restricted stock unit awards are contingent upon stockholder approval of the Restated Incentive Plan at the Annual Meeting. With the exception of the changes identified in (i) and (ii) above, the Restated Incentive Plan does not materially differ from the Original Plan. The full text of the Restated Incentive Plan is included as Appendix C to this proxy statement. Please refer to Appendix C for a more complete description of the terms of the Restated Incentive Plan. In the event of a discrepancy between the summary and the Restated Incentive Plan, the Restated Incentive Plan will govern.

Summary of the Proposed Restated Incentive Plan

The purposes of the Restated Incentive Plan are to enable us, and any of our subsidiaries, to attract and retain the services of eligible plan participants and to provide incentives for such persons to exert maximum efforts for our long range success. The following is a summary of the principal terms and provisions of the Restated Incentive Plan.

Eligibility.  Any employee, director or consultant of our or any of our subsidiaries who is designated by the administrator is eligible to receive an award under the Restated Incentive Plan. Incentive stock options may only be granted to a person employed by us or by one of our subsidiaries. Non-qualified stock options, restricted shares and restricted stock units can be awarded to employees, directors and consultants.

Types of Awards.  The following awards may be granted under the Restated Incentive Plan:

•	options intended to qualify as incentive stock options under Section 422 of the Code;

•	non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences;

•	restricted share awards consisting of shares of Common Stock that are subject to a substantial risk of forfeiture (vesting) restriction for some period of time; and

•	restricted stock units and performance units that are subject to the satisfaction of performance or objective business criteria established by the Compensation Committee and substantial risk of forfeiture (vesting) restrictions for some period of time.

Administration.  The Restated Incentive Plan is administered by the administrator who will be the Board, or in the discretion of our Board, by a committee consisting of two or more of our directors. Currently, the Board has delegated administration of the Restated Incentive Plan to the Compensation Committee comprised of two or more directors who qualify as both “outside directors” within the meaning of Section 162(m) of the Code and “non-employee directors” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The administrator has full and final authority to make awards, including the ability to make awards within designated parameters that do not involve “covered employees” within the meaning of Section 162(m) of the Code or “insiders” within the meaning of Section 16 of the Exchange Act, establish the terms thereof, and administer and interpret the Restated Incentive Plan in its sole discretion unless authority is specifically reserved to our Board under the Restated Incentive Plan, our amended and restated certificate of incorporation or bylaws, or applicable law. The Restated Incentive Plan administrator has exclusive authority to determine employees to whom awards will be granted, the timing and manner of the grant of awards, the number of shares to be subject to any award, the purchase price or exercise price and medium of payment, performance or business criteria, vesting provisions and repurchase provisions and to specify the provisions of any agreement relating to such grant or sale, the duration and purpose of leaves of absence which may be granted to optionees and grantees without constituting termination of employment for purposes of the Restated Incentive Plan and all other discretionary determinations necessary or advisable for administration of the Restated Incentive Plan.

Awards and Terms

Terms and Conditions of Options.  The exercise price for the shares subject to any option granted under the Restated Incentive Plan may not be less than 100% of the fair market value of the shares of our Common Stock on the date the option is granted. The terms of the option agreements entered into under the 2004 Cinemark, Inc. Long Term Equity Incentive Plan (the “2004 Plan”) will continue to govern the options granted under the 2004 Plan. The options will otherwise be subject to the provisions in our Restated Incentive Plan. The purchase price for any shares purchased pursuant to exercise of an option must be paid in full upon exercise of the option in cash or, at the sole discretion of the administrator, upon such terms and conditions as it may approve, by transferring to us for redemption shares of previously acquired Common Stock at the fair market value, by a broker assisted cashless exercise procedure, or by decreasing the number of shares deliverable upon the exercise of an option on a cashless basis by an amount equal to the number of shares having an aggregate fair market value equal to the aggregate exercise price of such option. Under the Restated Incentive Plan, options vest according to the provisions of the applicable option agreement, and terminate as set forth in the applicable option agreement, but no later than the tenth anniversary of the date of grant. Upon the sale of our Company, all outstanding options become fully vested and exercisable. No option is exercisable after the earliest of the following: (1) the expiration of ten years after the date the option is granted; (2) three months after the date the optionee’s continuous service as an employee, director or consultant with us and our subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; (3) the date the optionee’s continuous service terminates if termination is for cause; (4) one year after the date the optionee’s continuous service terminates if termination is a result of death; or (5) six months after the date the optionee’s continuous service terminates if termination is a result of permanent disability.

Incentive Stock Options.  Incentive stock options are non-transferable, except as permitted by the administrator in its sole discretion. If an incentive stock option is granted to an employee who owns 10% or more of our Common Stock, the exercise price of that option may not be less than 110% of the fair market value of the Common Stock on the option grant date and the option is not exercisable after the expiration of five years from such option grant date. To the extent the aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year exceeds $100,000, the options or portions thereof will be treated as non-qualified stock options and will not be treated as incentive stock options.

Non-qualified Stock Options.  The Restated Incentive Plan also provides for grants of non-qualified stock options to any employees, directors or consultants performing services for us or our subsidiaries. The exercise price for non-qualified stock options granted under the Restated Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the option grant date.

Restricted Share Awards.  The administrator may award (or sell at a purchase price determined by the administrator) restricted shares of our Common Stock to our employees, directors and consultants. The restricted shares may not be sold, assigned, transferred or otherwise disposed of for such period as the administrator shall determine. The vesting of an award of restricted shares will be determined by the administrator for each grant. Vesting requirements may be based on the continued service of the participant for a specified time period or may be granted as performance awards based on the attainment of specified business performance goals established by the administrator or both. In the event a recipient’s continuous service to us terminates, we may reacquire the unvested shares acquired in consideration of services and all unvested restricted shares as of the date of termination will be forfeited. If restricted shares are acquired as consideration other than for prior or future services, the forfeiture will be accomplished by repurchasing the shares at the original purchase price. The administrator, in its sole discretion, may impose additional restrictions as well as waive any or all restrictions with respect to restricted shares. The agreement evidencing the award of restricted shares will set forth any such terms and conditions. Upon a change of control of our Company, all outstanding restricted shares become fully vested. Restricted shares will be held by the Company during the period that the shares are subject to vesting and transfer restrictions, but the participant will have voting and dividend rights during this time.

Restricted Stock Units.  An award of restricted stock units is an award of hypothetical Common Stock units having a value equal to the fair market value of an identical number of shares of Company Common Stock. Each restricted stock unit represents a right to receive one share of Common Stock from the Company at the payment date set forth in the award agreement. Each restricted stock unit may be subject to such vesting requirements, restrictions on transfer and conditions to payment (the “Restriction Period”) as the Compensation Committee determines are appropriate. Until the restricted stock units awarded shall have vested and become payable on the payment date specified in the award agreement, the restricted stock units and any related securities, cash dividends or other property nominally credited to a restricted stock unit account may not be sold, transferred, or otherwise disposed of and may not be pledged or otherwise hypothecated during the Restriction Period. Vesting requirements may be based on the continued service of the participant for a specified time period or may be granted as Performance Awards based on the attainment of specified business performance goals established by the administrator. Restricted stock units may be payable at the end of the Restriction Period or on a deferred settlement date. Payment will be in the form of Company Common Stock. Restricted stock units also may be granted with dividend equivalent rights that become payable if and when the restricted stock units become payable. A participant receiving a restricted stock unit award (denominated in hypothetical Common Stock units) shall have the rights of a stockholder only as to shares of Common Stock actually received by the participant under the Restated Incentive Plan and not with respect to shares of Common Stock subject to the award but not actually received by the participant.

Performance Awards.  A Performance Award is an award entitling the recipient to vest in or acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. Performance Awards may be granted in the form of restricted shares or restricted stock units. The administrator in its sole discretion shall determine the performance goals applicable to each award and the periods during which the performance is to be measured. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the administrator prior to the time 25% of the performance period has elapsed (but not later than 90 days after the beginning of the performance period) and may be based on one or more business criteria that apply to a participant, a business unit or the Company and its affiliates. Such business criteria may include revenue, sales, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, Implied Equity Value or other formula measure of enterprise value or economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, improvement in cash-flow (before or after tax) or the occurrence of a Sale of the Company. Performance goals shall be objective and, during the period the Company is required to be registered under Section 12 of the Exchange Act, performance goals must meet the requirements of Section 162(m) of the Code.

Effect of the Sale of Our Company.  Upon the sale of our Company, all outstanding options become fully vested and exercisable and all outstanding shares of restricted stock become fully vested. At the time of a sale of our Company, the administrator will cancel any or all outstanding options in exchange for a payment to the option holder in an amount equal to the value of the option under the terms of the sale of our Company, minus any required withholding tax. In addition, the administrator will cause our Company to purchase all restricted shares and restricted share units at a price determined according to the terms of the sale of our Company. The payment of the applicable amounts described above may be made in cash or, if the transaction resulting in the sale of our Company includes consideration in the form of securities, in a combination of cash and publicly traded securities, in the administrator’s discretion.

Effect of Mergers, Reorganizations and Consolidations on Awards.  In the event of our liquidation or merger, reorganization or consolidation with any other corporation in which we are not the surviving corporation or we become a subsidiary of another corporation, or of a stock split or stock dividend, the maximum number of shares of Common Stock subject to options or awards under the Restated Incentive Plan and the number of shares and exercise price per share subject to outstanding options or awards under the Restated Incentive Plan will be appropriately adjusted by the administrator to reflect any increase or decrease in the number of outstanding shares of Common Stock. Any outstanding awards previously granted under the Restated Incentive Plan may either (1) be assumed or replaced by substitute awards by the surviving corporation or (2) continued in accordance with their terms.

Plan Amendments.  The Restated Incentive Plan may be terminated or amended by our Board. Without the authorization and approval of the stockholders, however, our Board may not make any amendments which would (1) increase the total number of shares covered by the Restated Incentive Plan, (2) change the class of persons eligible to participate, or (3) extend the term of the Restated Incentive Plan beyond ten years from the date of adoption.

Term of Restated Incentive Plan.  Unless earlier terminated by our Board in its sole discretion, the Restated Incentive Plan will expire on March 26, 2018.

Federal Income Tax Consequences

The following discussion is a general summary of the principal federal income tax consequences under current U.S. law relating to awards granted to employees under the Restated Incentive Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Stock Options.  An optionee will not recognize any taxable income upon the grant of a non-qualified stock option or an incentive stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a non-qualified stock option, the excess of the fair market value of our Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. Subject to any deduction limitation under Section 162(m) of the Code (which is discussed below), we will be entitled to a federal income tax deduction in the same amount and at the same time as (x) the optionee recognizes ordinary income or (y) if we comply with applicable income reporting requirements, the time the optionee should have reported the income. An optionee’s subsequent disposition of shares acquired upon the exercise of a non-qualified stock option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period.

On exercise of an incentive stock option, the holder will not recognize any income and we will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder.

The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option and the previously owned shares were acquired on the exercise of an incentive stock option or other statutory stock option and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

Special rules may apply in the case of an optionee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Restricted Stock.  A participant generally will not recognize taxable income upon the grant of restricted stock that is subject to a substantial risk of forfeiture, and the recognition of any income will be postponed until the earlier of the time such shares become transferable or are no longer subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the restricted stock at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Code, we will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income. A participant may elect to be taxed at the time of the grant of restricted stock, by making a “Section 83(b) election.” Such election must be made within 30 days of the date the stock is transferred. If the participant makes a Section 83(b) election, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of restricted stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the participant for such shares. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Restricted Stock Units and Performance Awards.  A participant will not recognize income upon the grant of a Restricted Stock Unit until such awards become payable and the participant receives shares of Common Stock. At that time, the Common Stock will be taxable as ordinary income based on its fair market value at the earlier of the date the stock becomes transferable or is no longer subject to a substantial risk of forfeiture, in the same manner as Restricted Shares. However, the participant is not eligible to make a Section 83(b) election at the time a Restricted Stock Unit is granted, because there is no transfer of stock to the participant at that point. The taxable income resulting from the payment of Common Stock in settlement of a Restricted Stock Unit will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the participant’s other compensation and requiring payment of withholding amounts as a condition to the transfer of stock. Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock (if any) plus any amount recognized as ordinary income upon payment of the Common Stock in settlement of the Restricted Stock Unit. The gain or loss will be long- or short-term depending on how long the participant held the stock. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Section 162(m) of the Code.  Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the three other most highly compensated executive officers (excluding the chief financial officer) who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance-based compensation,” the material terms of which are disclosed to and approved by the shareholders.

We have structured and intend to implement and administer the Restated Incentive Plan so that compensation resulting from options and other stock vesting in accordance with specified performance goals can qualify as

“performance-based compensation.” The administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation such as restricted shares awards that vest based on continued service. To allow us to qualify awards as “performance-based compensation,” we are seeking stockholder approval of the Restated Incentive Plan and the material terms of the performance goals applicable to performance shares under the Restated Incentive Plan.

Section 280G of the Code.  Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change in control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

Compliance with Section 409A of the Code.  Section 409A of the Code imposes requirements on nonqualified deferred compensation plans. The requirements include the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to satisfy these requirements may result in the immediate taxation of the arrangement, the imposition of an additional 20% income tax on the participant and the possible imposition of interest and penalties on the unpaid tax. Treasury regulations generally provide that the type of equity incentives provided under the Restated Incentive Plan will not be considered nonqualified deferred compensation. However, some awards could be covered by Section 409A of the Code. For example, the grant or modification of a stock option with an exercise price less than the fair market value of the underlying Common Stock could constitute nonqualified deferred compensation. Notwithstanding the foregoing, we make no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Restated Incentive Plan.

Recommendation of the Board

Our Board unanimously recommends that stockholders vote “FOR” approval of the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan.

ADDITIONAL INFORMATION

Stockholders Sharing a Common Address

If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one proxy statement for each company in which you hold stock through that broker or bank. Nevertheless, each stockholder will receive a separate proxy card. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented, and will send one copy of our proxy statement to your address. You may revoke your consent to householding by contacting your broker, if you hold Common Stock in street name, or the Company’s Secretary, if you are the registered holder of the Common Stock. The revocation of your consent to householding will be effective 30 days following its receipt. Upon written or oral request to the Company’s Secretary at the address or telephone number provided above, the Company will deliver promptly a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. By written or oral request to the same address (i) a stockholder may direct a notification to the Company that the stockholder wishes to receive a separate annual report or proxy statement in the future or (ii) stockholders who are sharing an address and who are receiving delivery of multiple copies of the Company’s annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

Incorporation by Reference

The material under the headings “Compensation Committee Report,” “Audit Committee Report” and the disclosure regarding independence of the members of the Audit Committee shall not be deemed to be “filed” with the SEC nor deemed incorporated into any future filing with the SEC, except to the extent that we specifically incorporate it by reference into the filing.

OTHER MATTERS

The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

AVAILABILITY OF REPORT ON FORM 10-K

The Company’s audited consolidated financial statements are included in the Annual Report on Form 10-K for the fiscal year ending December 31, 2007 filed with the SEC. Upon your written request, we will provide to you a complimentary copy of our 2007 Annual Report on Form 10-K (without exhibits) as filed with the SEC. Your request should be mailed to the Company’s offices, addressed as follows: Cinemark Holdings, Inc., Attention: Company Secretary, 3900 Dallas Parkway, Suite 500, Plano, Texas 75093. A free copy of the Form 10-K may also be obtained at the Web site maintained by the SEC at www.sec.gov, and by visiting our Internet web site at www.cinemark.com and clicking on “Investor Relations” and then on “SEC Filings.”

QUESTIONS

If you have questions or need more information about the Annual Meeting, write to:

Cinemark Holdings, Inc.
3900 Dallas Parkway, Suite 500
Plano, Texas 75093
Attention: Michael D. Cavalier, Secretary

By Order of the Board of Directors,

Michael D. Cavalier
Senior Vice President — General
Counsel and Secretary

April 15, 2008

Appendix A

AMENDED AND RESTATED CHARTER
OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF CINEMARK HOLDINGS, INC.

I.	PURPOSES

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Cinemark Holdings, Inc. (the “Company”) for the purpose of discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”), executive officers other than the CEO and such senior officers it deems appropriate. Through this Amended and Restated Charter of the Committee, the Board delegates certain responsibilities to the Committee to assist the Board in fulfilling the Board’s responsibilities to the Company and its stockholders.

II.	RESPONSIBILITIES

In addition to such other duties as the Board may from time to time assign, the Committee shall:

•	conduct a periodic review and recommend to the Board for approval the Company’s general compensation philosophy and objectives;

•	establish certain business criteria and performance targets relevant to compensation, including equity and incentive bonus plans, for the CEO and other non-CEO executive officers and evaluating their performance against such business criteria and performance targets;

•	review and approve the Company’s goals and objectives relevant to the compensation of the CEO, the non-CEO executive officers and other senior executive officers it deems appropriate, annually evaluate their respective performances in light of those goals and objectives and based on this evaluation determine the compensation levels, including salary, bonus, incentive compensation and equity compensation. In determining the long-term incentive component of their compensation, the Committee may consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to executives with similar positions at comparable companies, and the awards given to such executives in past years;

•	identify, in consultation with the management of the Company, those individuals who are “covered employees” under Section 162(m) of the Internal Revenue Code or officers and directors under Section 16(b) of the Exchange Act (collectively “Section 162(m) Executives”);

•	review and approve all employment agreements, severance arrangements, change in control provisions and agreements and any special supplemental benefits applicable to Section 162(m) Executives and other executive officers;

•	review and recommend to the Board any changes with respect to incentive compensation and equity-based plans and any modifications of such plans;

•	administer and monitor compliance with the rules and guidelines of the Company’s equity-based compensation plans, including the grant of stock options and other equity awards under such plans;

•	subject to the terms of any existing employment agreements, administer any incentive compensation and bonus plans that cover Section 162(m) Executives, including to set performance criteria, performance targets and the amount of performance based bonuses, to approve bonus awards to Section 162(m) Executives and to other eligible executive and senior officers, and to certify the attainment of any such performance targets and approve the payment of bonuses pursuant to the awards and the terms of the plans;

•	recommend to the Board compensation policies for outside directors;

•	review and discuss with management the disclosures made in the Compensation Discussion and Analysis (“CD&A”) prior to the filing of the Company’s annual report on Form 10-K and proxy statement for the

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annual meeting of stockholders, and recommend to the Board to include the CD&A in the annual report on Form 10-K and proxy statement;

•	prepare an annual compensation committee report for inclusion in the Company’s proxy statement for the annual meeting of stockholders in accordance with the applicable rules of the Securities and Exchange Commission;

•	conduct an annual self-evaluation of the performance of the Committee; and

•	review and reassess the adequacy of this Amended and Restated Committee Charter on an annual basis and recommend any proposed changes to the Board for approval;

III.  COMPOSITION

Except as otherwise permitted by the NYSE Rules (defined below), the Committee shall be comprised of two or more members of the Board (including a Chairperson), each of whom the Board has determined to be: (1) “independent” as such term is defined in the rules and regulations of the New York Stock Exchange (the “NYSE Rules”) for so long as the Company is not a “controlled company” as such term is defined in the NYSE Rules, (2) a “non-employee director” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 (with each member’s status in reference to Item 404(a) of Regulation S-K being determined pursuant to Note (4) to Rule 16b-3) and (3) an “outside director” as defined by Section 162(m) of the Internal Revenue Code. The members of the Committee and the Chairperson shall be selected not less frequently than annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee.

IV.	MEETINGS AND OPERATIONS

The Committee shall meet as often as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Secretary of the Company shall be the Secretary of the Compensation Committee unless the Committee designates otherwise. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request. The Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time but at least once each year as requested by the Board.

V.	AUTHORITY

The Committee has the authority, to the extent it deems appropriate, to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation. The Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

Adopted and approved by the Board of Directors on March 27, 2008.

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Appendix B

CINEMARK HOLDINGS, INC.
PERFORMANCE BONUS PLAN

1.	Purpose.

The purpose of Cinemark Holdings, Inc. Performance Bonus Plan is to provide an incentive to executive officers and other selected employees of the Company to contribute to the growth, profitability and increased value of the Company by providing incentive compensation that qualifies as “performance based compensation” within the meaning of Section 162(m) of the Code.

2.	Definitions.

Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of , and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the consolidated financial statements of the Company, prepared in the ordinary course of business. The following terms, as used herein, have the following meanings:

(a) “Adjusted EBITDA” means for any period, without duplication, consolidated net income for such period plus, to the extent reflected as a charge in the statement of such consolidated net income for such period, the sum of:

(i) expenses for taxes based on income or capital, including franchise and similar taxes;

(ii) consolidated interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with indebtedness;

(iii) depreciation and amortization expense, including changes in deferred lease expense and amortization of long-term prepaid rent;

(iv) amortization of intangibles and organization costs;

(v) any extraordinary, unusual or non-recurring gains, losses, income or expense reported by the Company in its public filings with respect to the performance period that are extraordinary or unusual in nature or infrequent in occurrence (including, without limitation, expenses for severance, non-recurring retention bonuses, payments to employees of acquired entities under stock option plans or similar incentive plans such as long term incentive plans, relocation and restructuring costs related to acquisitions or losses);

(vi) the impact of impairment of tangible or intangible assets;

(vii) net losses on sales of assets outside of the ordinary course of business;

(viii) losses or costs arising from lease dispositions;

(ix) any call premium (or original issue discount) expenses associated with the repurchase or repayment of indebtedness;

(x) any other non-cash charges (including stock option, restricted stock and other noncash compensation or foreign exchange losses);

(xi) any reasonable expense related to any equity offering, acquisition, recapitalization, asset sale or indebtedness (whether or not successful);

and minus (1) any extraordinary, unusual or non-recurring income or gains and (2) any other non-cash income or gains (including foreign exchange gains) (other than the amortization of prepaid cash income). Adjusted EBITDA may include such additional measures of performance and liquidity as the Administrator determines are appropriate to determine value and service debt. Adjusted EBITDA is a non-GAAP financial measure used by the Company in the budget and reporting process.

(b) “Adjusted EBITDA Margin” means Adjusted EBITDA divided by total revenues.

(c) “Administrator” means the Board or a committee thereof to which the Board has delegated authority to administer the Plan in accordance with Section 3.

(d) “Award” means an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of specific Performance Targets during the Performance Period with respect to a preestablished Performance Factor.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Company” means, collectively, Cinemark Holdings, Inc. and its subsidiaries and their respective successors.

(h) “Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Executive Officer” means an officer of the Company who is an “executive officer” within the meaning of Rule 3b-7 promulgated under the Exchange Act.

(k) “Participant” means an officer or employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

(l) “Performance Factors” means the criteria and objectives, determined by the Administrator, used to measure the Performance Targets which must be met during the applicable Performance Period as a condition of the Participant’s receipt of payment with respect to an Award. Performance Factors may include any or all of the following: revenue; net sales; operating income; earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); Adjusted EBITDA; Adjusted EBITDA Margin; cash flow; working capital and components thereof; return on equity or average stockholders’ equity; return on assets; market share; sales (net or gross) measured by product line, territory, customer(s), or other category; stock price; earnings per share; earnings from continuing operations; net worth; credit rating; levels of expense, cost or liability by category, operating unit or any other delineation; any increase or decrease of one or more of the foregoing over a specified period; or implementation or completion of critical projects. Such Performance Factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof. With respect to Participants who are not Executive Officers, Performance Factors may also include such objective or subjective performance goals as the Administrator may, from time to time, establish. Subject to Section 5(b) and Section 6(e) hereof, the Administrator shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved.

(m) “Performance Period” means the Company’s fiscal year or such other period as may be specified by the Administrator.

(n) “Performance Target” means the specific performance goals applicable to any Performance Factor specified by the Administrator that are established to determine the amount payable to a Participant as a condition of the Participant’s receipt of payment with respect to an Award. Such performance goals may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable company or an index covering multiple companies, or otherwise as the Administrator may determine. A Performance Target may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one Performance Factor may be incorporated in a Performance Target, in which case achievement with respect to each Performance Factor may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of Performance Targets for a Performance Period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that Performance Period.

(o) “Plan” means the Cinemark Holdings, Inc. Performance Bonus Plan.

(p) “Publicly Held Corporation” means a corporation issuing any class of equity securities required to be registered under Section 12 of the Exchange Act and shall have the meaning set forth in Section 162(m)(2) of the Code.

3.	Administration.

(a) In General.   The Plan shall be administered by the Administrator. The Administrator has the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Factors and Performance Targets, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, or surrendered; to make adjustments in the Performance Targets in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b) Delegation to Committee.   During any period that the Company is a Publicly Held Corporation, the Board shall delegate its authority to administer the Plan to a compensation committee. If the Board delegates its responsibility with respect to the administration of the Plan to a compensation committee thereof, the Administrator shall consist of two or more persons each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

(c) Reliance and Indemnification.   The Administrator and any members thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company, the Company’s independent certified public accountants, consultants or any other agent assisting in the administration of the Plan. The Administrator, any members of the compensation committee and any officer or employee of the Company acting at the direction or on behalf of the Administrator shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Eligibility.

Awards may be granted to Participants in the sole discretion of the Administrator. In determining the persons to whom Awards are granted, the Performance Factors and Performance Targets relating to each Award, the Administrator may take into account such factors as the Administrator deems relevant in connection with accomplishing the purposes of the Plan. The Administrator may establish different levels or classifications of Participants who are eligible to receive Awards under the Plan.

5.	Terms of Awards.

Awards granted pursuant to the Plan will be communicated to Participants in such form as the Administrator may from time to time approve and the terms and conditions of such Awards will be set forth therein.

(a) In General.  The Administrator will specify with respect to a Performance Period the Performance Factors and the Performance Targets applicable to each Award. Performance Targets may include a level of performance below which no payment will be made and levels of performance at which specified percentages of the Award will be paid as well as a maximum level of performance above which no additional Award will be paid.

(b) Time and Form of Payment.  Unless otherwise determined by the Administrator, all payments in respect of Awards granted under this Plan will be made, in cash, within a reasonable period after the end of the Performance Period, but in the case of Awards designed not to be deferred compensation within the meaning of Section 409A of the Code, not later than the latest date at which such Awards will still qualify for the exemption from Section 409A applicable to short-term deferrals. In the case of Participants who are Covered Employees, unless otherwise determined by the Administrator, such payments will be made only in accordance with the requirements of Section 6 after achievement of the Performance Targets has been certified by the Administrator.

6.	Awards to Covered Employees.

(a) Additional Conditions.  If the Administrator determines at the time an Award is established for a Participant that the Company is a Publicly Held Corporation and such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then this Section 6 is applicable to such Award under such terms as the Administrator determines.

(b) Establishment of Performance Criteria and Performance Targets.  If an Award is subject to this Section 6, then the payment of cash pursuant thereto is subject to the Company achieving the applicable Performance Target for the applicable Performance Period set by the Administrator within the time prescribed by Section 162(m) of the Code or the regulations thereunder in order for the level to be considered “pre-established.” Performance Factors and Performance Targets will be considered pre-established if they are adopted by the Administrator not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the time when 25 percent of the Performance Period has elapsed.

(c) Required Adjustments.  To preserve the intended incentives and benefits of an Award based on revenue, net sales, operating income, EBIT, EBITA, EBITDA or Adjusted EBITDA, Adjusted EBITDA Margin, cash flow, return on equity or average stockholders’ equity, return on assets, sales (net or gross), earnings per share, earnings from continuing operations, levels of expense, cost or liability, the Administrator shall apply the objective formula or standard with respect to the applicable Performance Target in a manner that shall eliminate the effects of the following:

(i) the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period;

(ii) the gain, loss, income or expense reported by the Company in its public filings with respect to the performance period that are extraordinary or unusual in nature or infrequent in occurrence,

(iii) the gains or losses resulting from, and the direct expenses incurred in connection with, any business, theatre or theatres disposed of by the Company or any of its subsidiaries during the Performance Period to the extent that such dispositions were not included in the operating budget for the Performance Period for which the Performance Target was established;

(iv) the Performance Target and the actual results shall be reduced by the pro forma gain, loss, income or expense of any business or theatre or theatres disposed of by the Company or any of its subsidiaries during the Performance Period to the extent that such dispositions were not included in the operating budget for the Performance Period for which the Performance Target was established; and

(v) the Performance Target shall be reduced in the event of a the cessation of operations of any business, theatre or theatres as a result of natural disaster by an amount equal to the lost pro forma gain, loss, income or expense attributable to such business, theatre or theatres during such period of ceased operations based upon the operating budget for the Performance Period for which the Performance Target was established.

The Administrator may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to a specific Award. In addition, the Administrator may determine at the time the Performance Targets are established that other adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Administrator, any one or more of the following with respect to the Performance Period: (1) gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation, (2) the impact of impairment of tangible or intangible assets, (3) the impact of restructuring activities, including but not limited to reductions in force, that are reported in the Company’s public filings covering the Performance Period and (4) the impact of investments or acquisitions made during the year or, to the extent provided by the Administrator, any prior year. Each of the adjustments described in this Section 6(c) may relate to the Company as a whole or any part of the Company’s business or operations, as determined by the Administrator at the time the Performance Targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Administrator. In addition to the foregoing, the Administrator shall adjust any Performance Factors, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any shares, to reflect a change in the Company’s capitalization, such as a stock split or dividend, or a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property), or a reorganization of the Company.

(d) Discretionary Adjustments.  The Administrator may, in its discretion, at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan, including to reduce the amount of such an Award at any time prior to payment based on such criteria as it shall determine, including but not limited to individual merit and the attainment of specified levels of one or any combination of the Performance Factors. Notwithstanding any contrary provision of this Plan, the Administrator may not adjust upwards the amount payable pursuant to any Award subject to this Section 6, nor may it waive the achievement of the Performance Target requirement contained in Section 6(b), except in the case of the death or disability of the Participant or a change in control of the Company.

(e) Certification.  Prior to the payment of any Award subject to this Section 6, the Administrator must certify in writing that the Performance Target requirement applicable to such Award was satisfied or attained.

(f) Additional Restrictions.  The Administrator has the power to impose such other restrictions on Awards subject to this Section 6 as it deems necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

(g) Maximum Individual Bonus.  Notwithstanding any other provision hereof, no Covered Employee may receive a payment attributable to an Award under the Plan for any one year in excess of Two Hundred Percent of the Participant’s base salary at the time the Award is established. The foregoing limit is subject to adjustments consistent with Section 6(h) in the event of acceleration or deferral.

(h) Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment.  Without limiting the Administrator’s authority under other provisions of the Plan, but subject to any express limitations of the Plan and compliance with Section 162(m), the Administrator has the authority to accelerate an Award that is designed not to be deferred compensation within the meaning of Section 409A of the Code (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for an Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Administrator deems appropriate. In the case of any acceleration of an Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody’s Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)). In addition, and notwithstanding anything elsewhere in the Plan to the contrary, the Administrator has the authority to provide under the terms of an Award that payment or vesting may be accelerated upon the death or disability of a Participant, a change in control of the Company, or, after the attainment of the applicable Performance Target(s) upon termination of the Participant’s employment without cause or as a constructive termination, as and in the manner provided by the Administrator, and subject to such provision not causing the

Award or the Plan to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

7.	General Provisions.

(a) Compliance with Legal Requirements.  The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan, are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b) Stockholder Approval.  No Award may be paid under this Plan prior to the date that stockholders of the Company receive disclosure of and approve the material terms of the Performance Factors under the Plan. As and to the extent provided under Section 162(m) of the Code, the material terms of the Performance Factors under the Plan must be disclosed to and reapproved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders previously approved the Performance Factors under the Plan.

(c) Nontransferability.  Awards are not transferable by a Participant except upon the Participant’s death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be payable to the Participant’s designated beneficiary or, if no beneficiary has been designated, transferable by will or the laws of descent and distribution.

(d) No Right to Continued Employment.  Nothing in the Plan or in any Award granted pursuant hereto confers upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant’s employment.

(e) Withholding Taxes.  Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company has the right to withhold or otherwise require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of such payment.

(f) Amendment, Termination and Duration of the Plan.  The Administrator may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company.

(g) Participant Rights.  No Participant has any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(h) Termination of Employment.  Unless otherwise provided by the Administrator in connection with specified terminations of employment, if a Participant’s employment terminates for any reason prior to the end of a Performance Period prior to the payment of any Award for any reason other than death or disability, no Award is payable to such Participant for that Performance Period. A Participant whose termination is due to his or her death or disability shall be entitled to receive a pro rated Award based on the number of days he or she was employed by the Company during the applicable Performance Period, such Award to be paid to such Participant (or such Participant’s beneficiary, in the case of such Participant’s death) at the same time such Award would have been paid if such Participant remained employed. Solely to the extent provided in any employment agreement entered into between the Company or any of its subsidiaries and a Participant, which agreement has been approved or authorized by the Administrator, upon termination of the Participant’s employment without cause or as a constructive termination, after the attainment of the applicable Performance Target(s) such Participant shall be entitled to receive a pro rated Award based on the number of days he or she was employed by the Company during the applicable Performance Period. Such Award will be paid to such Participant (or such Participant’s beneficiary, in the case of such Participant’s death) at the same time such Award would have been paid if such Participant remained employed.

(i) Unfunded Status of Awards.  The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award gives any such Participant any rights that are greater than those of a general creditor of the Company.

(j) Governing Law.  The Plan and all determinations made and actions taken pursuant hereto are governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(k) Effective Date.  The Plan will take effect upon its adoption by the Board for the fiscal year performance period beginning January 1, 2008; provided, however, that prior to the payment of any amount pursuant to any Award, the Plan is subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) are null and void.

(l) Beneficiary.  A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary, the executor or administrator of the Participant’s estate is deemed to be the grantee’s beneficiary.

(m) Interpretation.  The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Administrator in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to Covered Employees whose compensation is subject to Section 162(m).

8.	Execution.

To record the adoption of the Plan by the Board on March 27, 2008, effective on such date, the Company has caused its authorized officer to execute the Plan as evidence of its adoption.

Cinemark Holdings, Inc.

By:	/s/ Alan W. Stock
Alan W. Stock, Chief Executive Officer

Appendix C

AMENDED AND RESTATED
CINEMARK HOLDINGS, INC.
2006 LONG TERM INCENTIVE PLAN

ARTICLE I.

GENERAL

1.1  Purposes of Plan.  The purposes of the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan (the “Plan”) are to (i) advance the interests of Cinemark Holdings, Inc. (the “Company”) and its stockholders by providing significant incentives to selected Employees, Directors and Consultants (as defined herein) of the Company and its Subsidiaries (as defined herein), (ii) enhance the interest of such persons in the success and progress of the Company and its Subsidiaries by providing them with an opportunity to become stockholders of the Company, (iii) enhance the ability of the Company and its Subsidiaries to attract and retain qualified management and other personnel necessary for the success and progress of the Company and its Subsidiaries. The Plan provides for grants of Restricted Shares, Restricted Stock Units, Performance Awards, Incentive Options and Nonqualified Options. The Plan is intended to be a “compensatory benefit plan” within the meaning of such term under Rule 701 of the Securities Act of 1933, as amended. The Plan is an amendment and restatement of the Cinemark Holdings, Inc. 2006 Long Term Incentive Plan, as amended to the date hereof.

1.2  Assumption of Obligations under Cinemark, Inc. 2004 Long Term Incentive Plan.  The assumption and substitution of options to acquire Cinemark Holdings, Inc. stock for options to acquire common stock of Cinemark, Inc. granted under the Cinemark, Inc. 2004 Long Term Incentive Plan (collectively, the “Substituted Options”) was made in connection with the share exchange agreement, dated August 7, 2006 and consummated on October 5, 2006 among the then current stockholders of Cinemark, Inc., by which the stockholders exchanged their shares of Class A common stock of Cinemark, Inc. for an equal number of shares of Class A common stock of Company. The number of shares subject to each option, the exercise price per share, the option terms, and the vesting provisions of any Substituted Options did not change as a result of this substitution. The Substituted Options will otherwise be subject to the provisions in the present Plan as though this Plan constituted an amendment and restatement of the Cinemark, Inc. 2004 Long Term Incentive Plan. This assumption and substitution is intended not to constitute a modification of the Substituted Options for purposes of Code § 409A and shall be implemented and administered consistent with such intent.

ARTICLE II.

DEFINITIONS

2.1  Definitions.  Certain terms used herein shall have the meaning below stated.

(a) “Adjusted EBITDA” means for any period, without duplication, consolidated net income for such period plus, to the extent reflected as a charge in the statement of such consolidated net income for such period, the sum of:

(i) expenses for taxes based on income or capital, including franchise and similar taxes;

(ii) consolidated interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with indebtedness;

(iii) depreciation and amortization expense, including changes in deferred lease expense and amortization of long-term prepaid rent;

(iv) amortization of intangibles and organization costs;

(v) any extraordinary, unusual or non-recurring gains, losses, income or expense reported by the Company in its public filings with respect to the performance period that are extraordinary or unusual in nature or infrequent in occurrence (including, without limitation, expenses for severance, non-recurring retention bonuses, payments to employees of acquired entities under stock option plans or similar incentive plans such as long term incentive plans, relocation and restructuring costs related to acquisitions or losses);

(vi) the impact of impairment of tangible or intangible assets;

(vii) net losses on sales of assets outside of the ordinary course of business;

(viii) losses or costs arising from lease dispositions;

(ix) any call premium (or original issue discount) expenses associated with the repurchase or repayment of indebtedness;

(x) any other non-cash charges (including stock option, restricted stock and other noncash compensation or foreign exchange losses);

(xi) any reasonable expense related to any equity offering, acquisition, recapitalization, asset sale or indebtedness (whether or not successful);

(xii) and minus (1) any extraordinary, unusual or non-recurring income or gains, (2) any other non-cash income or gains (including foreign exchange gains) (other than the amortization of prepaid cash income) and (3) any dividends received from any publicly traded Affiliate the equity value of which has been added to Implied Equity Value. Adjusted EBITDA may include such additional measures of performance and liquidity as the Administrator determines are appropriate to determine value and service debt. Adjusted EBITDA is a non-GAAP financial measure used by the Company in the budget and reporting process.

(b) “Administrator” means the Board or Committee designated to administer the Plan in accordance with Section 7.1.

(c) “Affiliate” or “Affiliates” means any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and polices of such Person, whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

(d) “Award” means a Restricted Share, a Restricted Stock Unit, a Performance Award, an Incentive Option or a Nonqualified Option granted under the Plan.

(e) “Award Agreement” means an agreement between the Company and a Participant containing the terms of an Award under this Plan.

(f) “Board” or “Board of Directors” means the Board of Directors of the Company.

(g) “Cause” means “Cause” as defined in any written Service Agreement in effect between the applicable Participant and the Company or a Subsidiary, or if such Participant is not a party to a written Service Agreement in which Cause is defined, then Cause means (i) the abuse of illegal drugs, alcohol or other controlled substances or the intoxication of such Participant during working hours, (ii) the arrest for, or conviction of, a felony, (iii) the commission of fraud, embezzlement or theft by such Participant (iv) the unexcused absence by such Participant from such Participant’s regular job location for more than five consecutive days or for more than the aggregate number of days permitted to the Participant under Company vacation and sick leave policies applicable to the Participant or (v) any conduct or activity of such Participant deemed injurious to the Company in the reasonable discretion of the Company or the Board of Directors.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means the committee of directors appointed by the Board to administer the Plan pursuant to ARTICLE VII hereof.

(j) “Common Stock” means (i) the authorized Common Stock of the Company, par value $.001 per share, as constituted on the date the Plan becomes effective or (ii) the shares resulting from a change in the Common Stock as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares without par value or as a change in the par value.

(k) “Company” means Cinemark Holdings, Inc., a Delaware corporation, or any successor corporation.

(l) “Consultant” means a consultant or advisor who is a natural person and who provides bona fide services to the Company or a Subsidiary, provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(m) “Corporate Event” shall have the meaning ascribed to such term in Section 6.5.

(n) “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(o) “Date of Grant” means, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period of time following the Administrator’s action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a subsequent date is set forth in such resolution or determined by the Administrator as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

(p) “Designee” means a party designated by the Company as having the Repurchase Right described in Section 9.3 including, without limitation, the stockholders of the Company on a pro rata basis.

(q) “Director” means a member of the Board or a member of the board of directors of a Subsidiary.

(r) “Disability” means “Disability” as defined in any written Service Agreement in effect between the applicable Participant and the Company or a Subsidiary, or if such Participant is not a party to a written Service Agreement in which Disability is defined, then “Disability” means a physical or mental impairment that (a) renders Participant unable to perform the essential functions of Participant’s Service to the Company or its Subsidiaries, even with reasonable accommodation that does not impose an undue hardship on the Company or its Subsidiaries, (b) has existed for at least sixty (60) consecutive days, and (c) in the opinion of a physician selected by the Company will last for a duration of at least one hundred eight (180) consecutive days. Participant’s Disability shall be determined by the Company, in good faith, based upon information supplied by Participant and a physician selected by the Company. For purposes of determining the rules relating to an Incentive Option, the term “Disability” shall have the meaning ascribed to it under Code Section 22(e)(3). Participant shall submit to physical exams and diagnostic tests reasonably recommended by such physician.

(s) “Employee” means an officer or other employee of the Company or a Subsidiary.

(t) “Fair Market Value” of each share of Common Stock on the date for which Fair Market Value is to be determined will be determined using a method consistent with the definition of fair market value found in Code § 409A and any regulations promulgated thereunder and in effect as of such date, and, where possible, will be determined using a method that is a presumptively reasonable valuation method under the Code and/or the regulations. As of the date of this Agreement, such methods include:

(i) If the Common Stock is readily tradable on an established securities market, the Fair Market Value may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, or may be based upon an average selling price during a specified period that is within 30 days before or 30 days after the grant, provided that the commitment to grant the stock rights based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

(ii) If at any time the Common Stock is not listed on any securities exchange or readily tradable on a recognized securities market, the Fair Market Value shall be determined in good faith by the Administrator through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including by an independent appraisal that meets the requirements of Code § 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, the grant date of a stock option) and such determination shall be conclusive and binding on all persons.

(u) “Immediate Family” has the meaning given to such term in Section 5.4(c).

(v) “Implied Equity Value” means the creation of equity value based on the annual internal rate of return (“IRR”) of all equity returns per share, including dividends paid to stockholders during the period between the inception of the performance measurement period and the end of the performance measurement period. This value is not intended to track and may be different from changes in the stock price over the same period. IRR is calculated by reference to enterprise value. Enterprise value is determined by multiplying Adjusted EBITDA for the trailing 12 month period ending on the most recent preceding fiscal quarter by a multiple factor designated by the Administrator. The enterprise value so determined is adjusted by subtracting net debt and the book value of consolidated minority interests as reflected on the balance sheet of the Company and adding the fair market value of the equity holdings of any nonconsolidated entity held by the Company. The Administrator may, in its discretion, exclude the fair market value of the equity holdings of any nonpublic nonconsolidated entity from the calculation of Implied Equity Value if such exclusion results in a reduction in the IRR, but may not exercise such discretion if it results in an increase in the IRR. If the Administrator does not designate a multiple factor, the multiple factor will be 10.

(w) “Incentive Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code.

(x) “Incentive Option Agreement” has the meaning given to such term in Section 5.2.

(y) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(z) “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

(aa) “Nonqualified Option” means an Option that is not intended to qualify as an Incentive Option.

(bb) “Nonqualified Option Agreement” has the meaning given to such term in Section 5.3.

(cc) “Option” means an option to purchase Common Stock granted by the Administrator to a Participant pursuant to ARTICLE V hereof.

(dd) “Option Agreement” means an Incentive Option Agreement and/or a Nonqualified Option Agreement, as applicable.

(ee) “Option Shares” means shares of Common Stock purchased as a result of the exercise by an Option holder of an Option, as well as any securities received by the holder in respect of such Option Shares.

(ff) “Optionholder” means a Participant to whom an Option has been granted under the Plan.

(gg) “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

(hh) “Participant” means an Employee, Director or Consultant to whom Awards have been granted or awarded under the Plan.

(ii) “Performance Award” means an Award granted pursuant to Section 5.7.

(jj) “Permitted Transferee” has the meaning given to such term in Section 5.4(c).

(kk) “Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

(ll) “Plan” means the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan, as set forth herein and as from time to time amended.

(mm) “Publicly Traded” means corporate stock that is listed on any national securities exchange or traded in any recognized securities market system.

(nn) “Requisite Holders” means the holders of the Company’s capital stock constituting more than 50% of the Company’s voting power of all classes of Common Stock of the Company then outstanding.

(oo) “Restricted Award” means an Award of either Restricted Shares or Restricted Stock Units, which may include a Performance Award.

(pp) “Restricted Shares” means the shares of Common Stock that are awarded to a Participant pursuant to Section 5.5 which on the date of award are both nontransferable and subject to a substantial risk of forfeiture.

(qq) “Restricted Stock Unit” means a hypothetical Common Stock unit awarded to a Participant pursuant to Section 5.6.

(rr) “Restriction Period” means the period during which Restricted Shares or Restricted Stock Units remain nontransferable and subject to the substantial risk of forfeiture.

(ss) “Sale of the Company” means the “Sale of the Company” as defined in any written Service Agreement in effect between the applicable Participant and the Company or a Subsidiary, or if such Participant is not a party to a written Service Agreement in which “Sale of the Company” is defined, the “Sale of the Company” means the sale of the Company to a Person or Persons, pursuant to which such Person or Persons directly or indirectly acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company’s board of directors or entitling such Person or Persons to exercise more than fifty percent (50%) of the total voting power of the outstanding shares of capital stock entitled to vote of the Company or of the surviving entity (whether by merger, consolidation or sale or transfer of the Company’s capital stock) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis.

(tt) “Service” means service provided to the Company or a Subsidiary as an Employee, Director or Consultant.

(uu) “Service Agreement” means any written agreement between a Participant and the Company or any of its Subsidiaries regarding the provision of Service to the Company or any of its Subsidiaries by such Participant.

(vv) “Securities Laws” means the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

(ww) “Subsidiary” or “Subsidiaries” means, as to any Person, any other Person (i) of which such Person or any other Subsidiary of such Person is a general partner, (ii) of which such Person, any one or more of its other subsidiaries of such Person, or such Person and any one or more of its other Subsidiaries, directly or indirectly owns or controls securities or other equity interests representing more than fifty percent (50%) of the aggregate voting power, or (iii) of which such Person, any one or more of its other Subsidiaries of such Person, or such Person and any one or more of its other Subsidiaries, possesses he right to elect more than fifty percent (50%) of the board of directors or Persons holding similar positions; provided, however, with respect to determining rules relating to Incentive Options, the term “Subsidiary” or “Subsidiaries” means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

ARTICLE III.

STOCKHOLDER APPROVAL; RESERVATION OF SHARES

3.1  Stockholder Approval.  The Plan shall become effective only if, within 12 months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the Requisite Holders, or by written consent of such Requisite Holders, in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Company and applicable state law. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers, or amendments to satisfy Section 409A of the Code and the regulations thereunder regarding requirements for deferred compensation plans.

3.2  Shares Reserved Under Plan.  The aggregate number of shares of Common Stock which may be issued, whether upon the exercise of Options granted under the Plan or as Restricted Shares granted under the Plan, shall not exceed 19,100,000 shares (as such shares may be adjusted pursuant to Section 9.4 of the Plan). When the exercise price for an Option granted under this Plan is paid with previously outstanding shares of Common Stock or with shares of Common Stock as to which the Option is being exercised, as permitted in Section 5.4(f), the total number of shares of Common Stock for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of shares for which such Option is thus exercised. Shares of Common Stock subject to Awards granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares of Common Stock authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.4 hereof and to give effect to any amendment adopted pursuant to ARTICLE VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. If any Restricted Shares granted under the Plan are terminated, cancelled or forfeited for any reason, such Restricted Shares shall again be available for purposes of the Plan. If any other Award granted under the Plan is terminated, cancelled or forfeited for any reason, the shares of Common Stock not acquired under such Award shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock, subject to this Section 3.2, as will be sufficient to satisfy the requirements of the Plan.

ARTICLE IV.

PARTICIPATION IN PLAN

4.1  Eligibility.  Awards under the Plan may be granted to any Employee, Director or Consultant of the Company or a Subsidiary. The Administrator shall determine those Employees, Directors and Consultants to whom Awards shall be granted, and, subject to Section 3.1 hereof, the number of shares of Common Stock subject to each such Award. The grant of an Award under the Plan to a Participant shall not be deemed either to entitle such Participant to, or disqualify such Participant from, participation in any other grant of Awards under the Plan.

4.2  Participation Not Guarantee of Service.  Subject to the terms of any Service Agreement with a Participant, nothing in this Plan or in any Award Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate a Participant’s Service at any time, without regard to the effect of such termination on any rights such Participant would otherwise have under this Plan or any Award Agreement, or to give any right to a Participant to remain employed or retained by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

4.3  Section 162(m) Limitation.  Subject to the provisions of Section 9.4 relating to adjustments upon changes in the shares of Common Stock, no Employee will be eligible to be granted Options covering more than 1,500,000 shares during any fiscal year, or Performance Awards (including Restricted Shares and Restricted Stock Units) that could result in such Employee receiving more than 1,000,000 shares of Common Stock for each full or partial fiscal year of the Company contained in the performance period of a particular Performance Award. This

Section 4.2 does not apply prior to the Listing Date and, following the Listing Date, this Section 4.2 does not apply until (a) the earliest of (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3.2), (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan, (iii) the expiration of the Plan, or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date as is required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

4.4  Effect of Plan.  Neither the adoption of the Plan nor any action of the Board, the Committee or the Administrator shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights, except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Administrator and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth in such Award Agreement. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

ARTICLE V.

GRANT AND EXERCISE OF OPTIONS; GRANT OF RESTRICTED SHARES AND
RESTRICTED STOCK UNITS; GRANT OF PERFORMANCE AWARDS

5.1  Grant of Options.   The Administrator may from time to time in its discretion grant Options, which may be Incentive Options or Nonqualified Options, to Employees, Directors or Consultants. All Options under the Plan shall be granted within ten years from the date the Plan is adopted by the Board or the date the Plan is approved by the Requisite Holders, whichever is earlier.

5.2  Incentive Options.   The Administrator may authorize the grant of Incentive Options subject to the terms and conditions set forth herein. The grant of an Incentive Option shall be evidenced by a written agreement between the Company and the Optionholder setting forth the number of shares of Common Stock subject to the Incentive Option evidenced thereby and the terms, conditions and restrictions applicable thereto (an “Incentive Option Agreement”). The aggregate Fair Market Value of the Common Stock with respect to which Incentive Options granted under all incentive stock option plans of the Company and its Subsidiaries are exercisable for the first time by the Optionholder during any calendar year shall not exceed $100,000 or such other threshold in accordance with applicable law. Incentive Options may only be granted to Employees.

5.3  Nonqualified Options.   The Administrator may authorize the grant of Nonqualified Options subject to the terms and conditions set forth herein. The grant of a Nonqualified Option shall be evidenced by a written agreement between the Company and the Optionholder setting forth the number of shares of Common Stock subject to the Nonqualified Option evidenced thereby and the terms, conditions and restrictions applicable thereto (a “Nonqualified Option Agreement”).

5.4  Option Terms.   Options granted under the Plan shall be subject to the following requirements:

(a) Option Price.   The exercise price of each Incentive Option granted under the Plan shall not be less than the greater of (i) the aggregate par value of the underlying shares of Common Stock and (ii) 100% of the Fair Market Value of the underlying shares of Common Stock on the date the Option is granted. The exercise price of any Nonqualified Options granted under the Plan shall not be less than the Fair Market Value of the underlying shares of Common Stock on the Date of Grant. The exercise price of an Option may be subject to adjustment pursuant to Section 9.4 hereof.

(b) Term of Option.   The term during which an Option is exercisable shall be that period determined by the Administrator as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten years from the date of its grant. Notwithstanding anything herein to the contrary, no portion of an Option may be exercised after the end of the term of such Option.

(c) Nontransferability of Options.   Any Option granted under the Plan shall not be transferable by the Optionholder other than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionholder’s lifetime only by him or her. No transfer of an Option by an Optionholder by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Administrator may determine necessary to establish the validity of the transfer. Notwithstanding the foregoing, the Administrator, in its sole discretion, may permit the transfer of a Nonqualified Option as follows: (i) by gift to a member of the Optionholder’s immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (the recipient of the Nonqualified Option under either or both of (i) or (ii) immediately above is referred to herein as a “Permitted Transferee”). For purposes of this Section 5.4(c) “immediate family” shall mean the Optionholder’s spouse (but shall not include a former spouse), child, stepchild, grandchild, child-in-law, parent, stepparent, grandparent, parent-in-law, sibling, and sibling-in-law and shall include adoptive relationships. A transfer of a Nonqualified Option permitted under this Section 5.4(c) may be made only upon written notice to and approval thereof by the Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution provided that the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Administrator may determine necessary to establish the validity of the transfer. In addition, following the transfer, the Nonqualified Option shall continue to be subject to the terms of this Plan and the Option Agreement evidencing the Nonqualified Option; provided, however, that where appropriate, the term “Optionholder” shall be deemed to apply to the Permitted Transferee. Upon the termination of Service of the Optionholder, the provisions of this Plan or the Option Agreement pursuant to which the Option was granted will apply to the Permitted Transferee as if such Permitted Transferee was substituted for the Optionholder in such provisions.

(d) Time and Amount Exercisable.   Each Option shall be exercisable in accordance with the provisions of the Option Agreement pursuant to which it is granted in whole or in part, from time to time, subject to any limitations with respect to the number of shares of Common Stock for which the Option may be exercised at a particular time and to such other conditions as the Administrator, in its discretion, may specify in the applicable Option Agreement. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or it terminates or expires pursuant to the terms of the Plan or the applicable Option Agreement. The Administrator may provide that an Option may be immediately exercisable and provide that upon exercise of the Option, the Optionholder shall receive Restricted Shares subject to any remaining vesting restrictions on such Option.

(e) Terms of Incentive Options Granted to Ten Percent Stockholders.   Notwithstanding the foregoing, no Incentive Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Option and such Incentive Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Option is granted. For the purpose of clarification the limitations contained in this Section 5.4(e) shall not apply to the grant of Nonqualified Options.

(f) Payment of Exercise Price and Delivery of Shares; Tax Withholding.

(i) The entire exercise price of shares of Common Stock purchased upon exercise of Options shall, at the time of purchase, be paid for in full (the “Exercise Price”). To the extent that the right to purchase shares has become exercisable in accordance with the terms of the Plan and the applicable Option Agreement, Options may be exercised from time to time by written notice to the Administrator, stating the full number of shares with respect to which the Option is being exercised and the proposed time of delivery thereof (which shall be at least five (5) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon by the Optionholder (or other person entitled to exercise the Option) and the Administrator), accompanied by payment to the Company of the Exercise Price in full. Such payment shall be effected (i) by certified or official bank check, (ii) if so permitted by the Administrator, by the delivery of a number of shares of Common Stock owned by the Participant duly endorsed for transfer to the Company (plus cash if necessary) having a Fair Market Value equal to the amount of such Exercise Price, (iii) if so permitted by the Administrator, by payment with financial assistance from the Company in accordance with the provisions of Section 7.4 hereof, (iv) during any period for which the Common Stock is readily tradable on an established securities market (i.e., the Common Stock is listed on any national securities exchange or traded in any recognized securities market system), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); or (v) subject to the discretion of the Administrator, upon such terms as the Administrator shall approve, by notice of exercise including a statement directing the Company to retain such number of shares of Common Stock from any transfer to the Optionholder (“Stock Withholding”) that otherwise would have been delivered by the Company upon exercise of the Option having a Fair Market Value equal to all or part of the Exercise Price of such Option exercise. In the event the Exercise Price requires retention of a fractional share, the number of shares subject to Stock Withholding shall be rounded down and the Optionholder shall be required to pay the remainder of the Exercise Price by certified or official bank check. Any shares retained for the purpose of satisfying the Stock Withholding shall not again be available for issuance under the Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

(ii) In addition to payment of the Exercise Price, the Optionholder shall be required to include payment of the amount of all federal, state, local and other income, excise or employment taxes subject to withholding (if any) by the Company or a Subsidiary as a result of the exercise of an Option. The Optionholder may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) certified or official bank check (ii) Cashless Exercise, if the Stock is readily tradable on an established securities market; (iii) tendering Common Stock owned by the Optionholder, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the withholding due for the number of shares being exercised or purchased; (iv) by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionholder (“Stock Withholding”); or (v) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionholder to the Company for the purpose of satisfying any withholding obligation shall not again be available for issuance under the Plan. The Administrator will, as soon as reasonably possible, notify the Optionholder (or such Optionholder’s representative) of the amount of employment tax and other withholding tax that must be paid under federal, state and local law due to the exercise of the Option. At the time of delivery, the Company shall, without transfer or issue tax to the Optionholder (or other person entitled to exercise the Option), deliver to the Optionholder (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the Option Shares after the Exercise Price and all federal, state, local or other income, excise or employment taxes subject to withholding have been paid; provided, however, that the time of delivery may be postponed by the Administrator for such period as may be required for it with reasonable diligence to comply with any requirements of law. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

(iii) Notwithstanding the foregoing, during any period for which the Common Stock is Publicly Traded, payment of the Exercise Price or tax withholding with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) is prohibited with respect to any Award under this Plan.

(g) Rights of Optionholder in Common Stock.   Neither any Optionholder nor the legal representatives, heirs, legatees, distributees or Permitted Transferees of any Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until such shares of Common Stock are issued to such Person and such Person has received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Option holder shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of the Plan and any other undertakings of such holder of Common Stock.

5.5  Restricted Shares.

(a) General.   The Administrator, in its sole discretion, may from time to time authorize the grant of Restricted Shares to Employees, Directors or Consultants. The Administrator may determine the basis on which the restrictions imposed on the Restricted Shares may lapse. A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in Section 5.5(c) or ARTICLE VI, the certificate or certificates shall be held by the Company for the account of the Participant, and the Participant shall have beneficial ownership of the Restricted Shares, subject to the provisions of paragraph 5.5(b).

(b) Restrictions.   Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph 5.5(c) or ARTICLE VI and the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award, Restricted Shares shall be subject to the following restrictions and any additional restrictions that the Administrator, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan:

(i) The Participant shall not be entitled to receive the certificate or certificates representing the Restricted Shares;

(ii) The Restricted Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of;

(iii) The Restricted Shares will be forfeited immediately upon termination of Participant’s employment with the Company or one of its Subsidiaries, unless otherwise expressly provided herein or in the Award Agreement pursuant to such Restricted Shares were granted; and

(iv) The holder of Restricted Shares shall be entitled to receive dividends thereon and to vote such Restricted Shares.

(c) Waiver of Restrictions.   The Administrator, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares.

(d) Distribution of Restricted Shares.   If a Participant to whom Restricted Shares have been granted continues to provide Services to the Company or a Subsidiary during the Restriction Period set forth in the Award Agreement, and all other applicable provisions of this Plan have been complied with (including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award), then upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse, and the certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant.

(e) Agreement.   An award of Restricted Shares hereunder shall be evidenced by an Award Agreement containing such terms and provisions as are approved by the Administrator, but not inconsistent with the Plan. The Company shall execute such Award Agreements upon instructions from the Administrator.

(f) Section 83(b) Election.   Within thirty days after date a Participant is awarded Restricted Shares hereunder, the Participant may file a Code Section 83(b) election with the Internal Revenue Service with respect to all or a portion of the Restricted Shares. The Code Section 83(b) election, if any, shall be filed in compliance with the Treasury regulations promulgated pursuant to Code Section 83(b) of the Code.

5.6  Restricted Stock Units.

(a) Nature of Restricted Stock Units.   A Restricted Stock Unit is an Award of hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock. Each Restricted Stock Unit represents a right to receive one share of Common Stock from the Company at the payment date set forth in the Award Agreement. Until the Restricted Stock Units awarded shall have vested and become payable on the payment date specified in the Award Agreement, the Restricted Stock Units and any related securities, cash dividends or other property nominally credited to a Restricted Stock Unit account may not be sold, transferred, or otherwise disposed of and may not be pledged or otherwise hypothecated during such period (the “Restriction Period”) as the Administrator shall determine. Each Award of Restricted Stock Units will be in such form and shall contain such terms, conditions and Restriction Periods as the Administrator shall deem appropriate. The Administrator in its discretion may provide for an acceleration of the end of the Restriction Period in the terms of any Restricted Stock Unit Award, at any time, including the occurrence of a Sale of the Company. The terms and conditions of the Restricted Stock Units may be changed from time to time, and the terms and conditions of separate Restricted Stock Unit Awards need not be identical, but each Restricted Stock Unit Award shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(b) Vesting.   Shares of Common Stock acquired under the Restricted Stock Units may, but need not, be subject to an additional Restriction Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Stock Units or any Restricted Shares received as settlement of a Restricted Stock Unit, at any time, including in the event of a Sale of the Company.

(c) Termination of Participant’s Service.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, if a Participant’s Service terminates for any reason, the Participant shall forfeit the unvested Restricted Stock Units acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Award Agreement shall be forfeited and the Participant shall have no rights with respect to the Award.

(d) Transferability.   Rights to acquire shares of Common Stock under the Restricted Stock Units may be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, as long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(e) Lapse of Restrictions.   Upon the expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Administrator (including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award), the restrictions applicable to the Restricted Stock Units shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Stock Unit Award, to the Participant or the Participant’s beneficiary or estate, as the case may be. The Company shall not deliver any fractional share of Common Stock but shall pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. The Common Stock certificate shall be issued and delivered and the Participant will be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Restriction Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Restriction Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

5.7  Performance Awards.

(a) Nature of Performance Awards.   A Performance Award is an Award entitling the recipient to vest in or acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares of Common Stock under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals shall be determined by the Administrator prior to the time 25% of the service period has elapsed, but not later than 90 days after the commencement of the period of service to which the performance goal relates, and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include revenue, sales, earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, Implied Equity Value or other formula measure of enterprise value or economic value added, share price performance, improvements in the Company’s attainment of expense levels, implementing or completion of critical projects, improvement in cash-flow (before or after tax) or the occurrence of a Sale of the Company. A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is required to be registered under Section 12 of the Exchange Act, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criterion, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer.   Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Stockholder.   A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator), including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award. The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

(d) Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of Service with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc.  Until such date as the Company Stock is required to be registered under Section 12 of the Exchange Act, or after such date with respect to Participants who are not Covered Employees, at any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 8.1, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including the occurrence of a Sale of the Company. However, with respect to a Covered Employee after the Listing Date, no amendment or waiver of the performance goal will be permitted and no acceleration will be permitted unless the performance goal has been attained and the award is discounted to reasonably reflect the time value of money attributable to such acceleration.

(f) Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 5.7(f).

5.8  General Provisions Applicable to Restricted Awards.

(a) Purchase Price.  The purchase price of Restricted Awards (including Performance Awards that may be settled in Common Stock), if any, and the sufficiency thereof shall be determined by the Administrator, and may be stated as cash, property, prior or future services. Shares of Common Stock acquired in connection with any Restricted Award may be issued for such consideration, having a value not less than the par value thereof, as determined from time to time by the Administrator.

(b) Consideration.  The consideration for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior or future services that the Administrator determines have a value at least equal to the par value of such Common Stock.

ARTICLE VI.

TERMINATION OF SERVICE; SALE OF THE COMPANY;
CORPORATE EVENT; DISSOLUTION OR LIQUIDATION

6.1  Termination of Service for Cause.  In the event that a Participant’s Service with the Company or a Subsidiary shall terminate for Cause, immediately upon such termination of Service all outstanding Awards granted to the Participant pursuant to this Plan shall be forfeited, such Awards shall terminate, the Company shall cancel any outstanding Restricted Shares, and such Awards (including any Restricted Shares) shall be of no further force or effect.

6.2  Death or Disability.

(a) In the event that a Participant’s Service to the Company or a Subsidiary is terminated because of Participant’s death or Disability, the Participant or his estate or legal representative, as applicable, shall have the right to:

(i) exercise any Options granted hereunder at any time within one year after the date of termination of the Participant’s Service due to death or six months after the date of termination of the Participant’s Service due to Disability unless a longer period is otherwise required by the Code (but in no event later than the date on which the Option otherwise would have expired by its terms) only to the extent the Participant was entitled to exercise his Option immediately prior to such date of termination; provided that, in addition to the Options held by such Participant that have already vested as of such date of termination, the lesser of (A) an additional twenty percent (20%) of the number of shares of Common Stock covered by the Option and (B) the remaining amount of unvested shares of Common Stock covered by the Option shall become vested and exercisable on the date of termination due to death or Disability; and

(ii) receive certificates for (x) all Restricted Shares on which the restrictions have lapsed in accordance with the Plan and the applicable Award Agreement and for which certificates have not previously been delivered by the Company as of the date of termination, and (y) the lesser of (A) an additional twenty percent (20%) of the number of Restricted Shares covered by the applicable Award Agreement measured as of the date of termination and (B) the remaining Restricted Shares covered by the applicable Award Agreement on which the restrictions have not lapsed as of the date of termination. The Company shall as promptly as practical deliver the certificates required to be delivered under this Section 6.2(a)(ii) to the Participant, his estate, or legal representative, as applicable.

(b) If a Participant dies during the three-month period after the termination of his Service to the Company or a Subsidiary and at the time of his death the Participant was entitled to exercise an Option theretofore granted to him, the Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date on which his position as an Employee, Director or Consultant of the Company or a Subsidiary terminated, but in no event later than the date on which the Option would have expired if the Participant had lived. Until the expiration of such period the Option may be exercised by the Participant’s executor or administrator or by any person or persons who shall have acquired the Option directly from the Participant by will or in accordance with the laws of descent and distribution, upon delivery of written notice thereof, a copy of the will, or such other evidence as the Administrator may determine necessary to establish the validity of the Transfer, but only to the extent that the Participant was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such period.

6.3  Other Terminations.  In the event that a Participant’s Service to the Company or a Subsidiary terminates other than for Cause or due to a Participant’s death or Disability pursuant to Sections 6.1 or 6.2 above, as applicable, the Participant shall have the right to (i) exercise any unexercised Options at any time within three months after such termination to the extent such Participant was entitled to exercise the same immediately prior to such termination and (ii) receive certificates for all Restricted Shares on which the restrictions have lapsed in accordance with this Plan and the applicable Award Agreement and for which certificates have not previously been delivered by the Company as of the date of termination. To the extent that restrictions on any Restricted Shares have not lapsed as of such termination date, the Company shall purchase any such Restricted Shares on which the restrictions have not lapsed at the cost paid by the Participant and the Company shall cancel such Restricted Shares as of such date and such Restricted Shares shall be of no further force or effect. To the extent that any Option is not exercised in accordance with this Section 6.3, such Option shall expire at the end of the three-month period beginning on the termination date.

6.4  Sale of the Company.  With respect to Options, upon a Sale of the Company, all outstanding Options shall become fully vested and exercisable without regard to the limitations on exercisability contained in Section 5.4 or the applicable Option Agreement immediately prior to such transaction. With respect to Restricted Awards, upon a Sale of the Company, all restrictions shall lapse automatically and the Administrator shall deliver certificates representing such shares of Common Stock to the Participant as promptly as practical prior to the consummation of such Sale of the Company. Upon the Sale of the Company, the Committee shall (i) cancel any or all outstanding

Options and Restricted Stock Units under the Plan in consideration for payment to the Participants thereof of an amount equal to the portion of the consideration that would have been payable to such Participants pursuant to such transaction giving effect to the accelerated vesting and as if such Options and Restricted Stock Units had been fully vested immediately prior to such transaction, less the aggregate exercise price that would have been payable therefore and any required withholding tax and (ii) cause all Restricted Shares to be purchased for an equivalent consideration payable in such transaction. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or publicly tradable securities in the Committee’s discretion.

6.5  Corporate Event.  In the event of any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off of the assets of the Company; a merger, consolidation or exchange in which the Company is not the surviving entity; or a reverse merger or other exchange in which the Company is the surviving entity, but the shares of Company Common Stock outstanding immediately preceding the merger are converted by virtue of the merger or exchange into other property, whether in the form of securities, cash or otherwise that does not constitute a Sale of the Company (collectively, a “Corporate Event”), then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; or (iii) the substitution by the surviving entity or its parent of Awards with substantially the same terms for such outstanding Awards.

6.6  Dissolution or Liquidation of the Company.  In the event of the proposed dissolution or liquidation of the Company that does not constitute a Sale of the Company, outstanding Awards granted hereunder shall terminate as of a date to be fixed by the Administrator; provided that not less than fifteen days’ prior written notice of the date so fixed shall be given to each Participant, and each Participant shall have the right, (i) to exercise his or her Options to the extent they are vested and exercisable and purchase or receive the full number of shares of Common Stock not previously exercised under such Options as applicable, if (and only if) such Options have not at the time expired or been terminated and (ii) to receive certificates for Common Stock under all of Participant’s Restricted Awards on which all restrictions have lapsed in accordance with the Plan and the applicable Award Agreement and for which certificates have not already been delivered prior to such termination date. Failing such exercise, any unexercised portion of all Options granted hereunder and all Restricted Awards on which restrictions have not lapsed as of the termination date shall be forfeited and deemed cancelled as of the effective date of such liquidation or dissolution. The Company shall deliver the certificates required to be delivered by clause (ii) of the immediately preceding sentence no later than 3 days prior to the termination date.

6.7  Subject to Repurchase.  At any time as the Common Stock ceases to be Publicly Traded, all shares of Common Stock purchased by an Optionholder or his or her Permitted Transferee or issued pursuant to Restricted Stock Units granted hereunder and all Restricted Shares granted hereunder (regardless of whether or not the restrictions have lapsed) shall be subject to repurchase pursuant to Section 9.3 of this Plan.

6.8  Alternative Provisions.  The provisions of this ARTICLE VI shall apply to all Awards granted under the Plan except to the extent expressly provided otherwise in any Award Agreement.

ARTICLE VII.

ADMINISTRATION OF PLAN

7.1  Administration.  The Plan shall be administered by the Board of Directors or a Committee of the Board of Directors in accordance with the terms of this ARTICLE VII (the “Administrator”). Any such committee appointed by the Board, or the Board itself during such periods as no such properly constituted and appointed committee exists, is herein referred to as the “Committee.” At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, the Committee shall consist of not less than two Directors appointed to the Committee by the Board, each of whom shall be a member of the Board and each of whom shall qualify as (i) a Non-Employee Director and (ii) an Outside Director. However, the Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. If the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered

Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Option is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee approved at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Board shall have full and final authority (i) to interpret the Plan and each of the Option Agreements and other Award Agreements evidencing Restricted Shares, Restricted Stock Units and Performance Awards, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan, (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreements or other Award Agreements, and (v) to amend any outstanding Option Agreements and other Award Agreements (collectively “Rights”) for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions; provided, however, that if any such amendment impairs a Participant’s Rights or increases a Participant’s obligations under such Participant’s Right, such amendment shall also be subject to the Participant’s consent. For the purposes of clarity, a purchase of a Participant’s Rights in accordance with this Plan or the applicable Award in which the Participant receives consideration for such Right shall in no event be deemed an impairment of the Participant’s Rights that requires consent from such Participant. The determination by the Board in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons, including, without limitation, the Company, the stockholders of the Company, the Administrator, and each of the members thereof, and the Optionholders and the Participants and their respective successors in interest. The Board may delegate such authority to the Committee (if the Board is not the Administrator) with respect to this Plan as it deems to be in the Company’s best interests in its sole discretion, pursuant to a resolution of the Board granting such authority. However, the Board will retain ultimate authority in all matters related to this Plan or any Awards granted hereunder.

7.2  Liability.  No member of the Board or any Committee shall be liable for anything done or omitted to be done by him or by any other member of the Board or any Committee in connection with the Plan, except for his own willful misconduct or gross negligence (unless the Company’s Certificate of Incorporation or Bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise). The Board and any Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the duties of the Board or any Committee under the Plan at the Company’s expense.

7.3  Determinations.  In making its determinations concerning the Participants who shall receive Options and Restricted Awards, as well as the number of shares of Common Stock to be covered thereby and the time or times at which they shall be granted, the Administrator shall take into account the nature of the Service rendered by such Participants, their past, present and potential contribution to the Company’s success and such factors as the Administrator may deem relevant. The Administrator shall determine the form of Award Agreements evidencing Awards under the Plan and the terms and conditions to be included therein; provided such terms and conditions are not inconsistent with the terms of the Plan, the Company’s Certificate of Incorporation or Bylaws. The Administrator may waive any provisions of any Award Agreement, provided such waiver is not inconsistent with the terms of the Plan, the Company’s Certificate of Incorporation or Bylaws. The determinations of the Administrator under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options or Restricted Awards under the Plan, whether or not such persons are similarly situated. All powers exercised by the Administrator hereunder shall be subject to the ultimate authority of the Board.

7.4  Financial Assistance.  Subject to any prohibitions, restrictions or other requirements contained in the Securities Laws and any other applicable law, and prior to the Company becoming a registrant or an issuer under the Securities Laws, the Company is vested with authority under this Plan to assist any Participant to whom an Option is granted hereunder in the payment of the Exercise Price payable on exercise of that Option by lending the amount of such Exercise Price to such Participant pursuant to a full recourse promissory note on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Administrator. Notwithstanding the foregoing, in the event there is a stated par value of the Common Stock and applicable law requires, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Unless the Board determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Board, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Notwithstanding the foregoing, all financial assistance provided by the Company to a Participant pursuant to this Section 7.4 shall be repaid in full no later than immediately prior to the Company becoming a registrant or an issuer under the Securities Laws.

7.5  Withholding.  The Administrator may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company or its Subsidiaries to withhold Federal, state or local income tax or other employment taxes with respect to any Awards granted, exercised or surrendered under the Plan and may impose such requirements as a condition to the transfer or release of Common Stock to any Participant.

ARTICLE VIII.

AMENDMENT AND TERMINATION OF PLAN

8.1  Amendment of Plan.  The Plan may be amended at any time and from time to time by the Board, but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan or (ii) changes the class of individuals eligible to be granted Awards, shall be effective unless and until the same is approved by the Requisite Holders or the written consent of such Requisite Holders.

Notwithstanding the foregoing and subject to the provisions of Section 8.4, no amendment to the Plan that has a material, adverse affect on a Participant with regard to outstanding Awards shall be effective, without the consent of such Participant.

8.2  Other Award Provisions.  Options, Restricted Awards and other Performance Awards granted under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan or other undertakings of the Participant in his/her capacity as such or as a holder of Common Stock or Restricted Shares, as the Board or Committee may authorize, including but not limited to (a) vesting schedules governing the exercisability of such Options and other Awards, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Options, Restricted Awards and Performance Awards, (d) provisions imposing restrictions upon the transferability of Common Stock acquired on exercise of such Options, Restricted Awards or Performance Awards, whether required by this Plan, Securities Laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such Options, Restricted Awards or Performance Awards, upon the Participant’s death, Disability, retirement or other termination of Service and the extent, if any, to which any such Options may be exercised or the restrictions on any Restricted Award or Performance Award may be caused to lapse after such event. Incentive Options shall contain the terms and provisions required of them under the Code.

8.3  Termination.  The Board may, at any time, terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on March 26, 2018, the day prior to the tenth anniversary of the Restatement Effective Date. No Awards may be granted or awarded after the Plan has terminated, but the Administrator shall continue to supervise the administration of Awards previously granted or awarded.

8.4  Tax Status of Options.  To the extent applicable, the Plan is intended to permit the issuance of Incentive Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to the provision of Sections 7.4 and 8.1 of the Plan, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Options previously granted, if such amendment or modification is necessary for the Plan and Options granted hereunder to qualify under said provision of the Code. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith. For the avoidance of doubt, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. The Option Agreement shall specify whether the Option is an Incentive Option or Nonqualified Option. To the extent that any portion of the Options granted under the Plan does not meet the requirements of Section 422 of the Code or the Option is not specified as an Incentive Option in the Option Agreement, such Options or portion thereof shall be deemed to be Nonqualified Options. Nothing in the Plan shall be deemed to prohibit the issuance of Nonqualified Options to Employees, Directors and Consultants under the Plan.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

9.1  Restrictions Upon Grant of Awards.  If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued pursuant to an Award granted under the Plan (whether to permit the grant of Awards, the issuance of shares of Common Stock to any Permitted Transferee or the resale or other disposition of any such shares of Common Stock by or on behalf of the Participants receiving such shares) should be or become required or desirable for the Company, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its reasonable efforts to effect any such listing, registration or qualification; provided, however, that the Company shall not be required to use its reasonable efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8. The previous sentence does not grant a Participant registration rights with respect to Common Stock. In no event shall the Company be required to register shares of Common Stock for issuance to a Permitted Transferee and any requested exercise of Options by a Permitted Transferee shall be subject to any applicable prior registration of the shares of Common Stock issuable upon such exercise. Any Award granted to a Participant who is a resident of California shall comply with the additional requirements specified in Addendum A attached hereto and forming part of this Plan.

9.2  Restrictions Upon Resale of Unregistered Stock.  Each Participant shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Participant pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Participant is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Participant unless such Participant provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

9.3  Repurchase by the Company and/or its Designee; Restriction on Transfer; Right of First Refusal.

(a) At any time the Common Stock ceases to be Publicly Traded, the Company and its Designee shall have the right (the “Repurchase Right”), to repurchase any shares of Common Stock that were acquired pursuant to the exercise or vesting of an Award under this Plan (“Award Shares”) (or securities into which such Award Shares have been converted) at the Repurchase Price (as hereinafter defined) upon termination of a Participant’s Service with the Company or its Subsidiaries. To the extent that a Participant holds exercisable Options at the time of such termination of Service, the Company or its Designee, as applicable, may elect to purchase such exercisable Options in the same manner as the Option Shares at a price equal to the Repurchase Price less the Exercise Price of such exercisable Options. Notwithstanding the foregoing, the Company’s and its Designee’s right to repurchase Award Shares under this Section 9.3 shall not apply during any period the Company’s Common Stock is Publicly Traded.

(b) The Repurchase Price to be paid by the Company or a Designee if the Participant’s Service terminates or is terminated for any reason shall be the Fair Market Value of the Common Stock underlying the vested Award Shares.

(c) To the extent that the Company or its Designee has the right to repurchase Award Shares, the Company or its Designee may exercise such right by delivery of written notice to the Participant (or such other holder of Award Shares) stating the full number of Award Shares that the Company or its Designee has elected to repurchase, the Repurchase Price per Award Share, and the time of repurchase (which time shall not be earlier than 5 days from the date of notice). The Repurchase Right may be exercised until the later of (i) fifteen (15) days after the expiration of the Award, (ii) two hundred (200) days after (A) the latest purchase by, vesting or transfer from the Company of Award Shares to the Participant or (B) the latest receipt by Participant of certificates representing Award Shares on which the restrictions have lapsed and for which certificates have not been delivered by the Company and (iii) sixty (60) days after the date of Participant’s termination of Service to the Company or a Subsidiary. At the time of repurchase, the Participant shall deliver the certificate or certificates representing his Award Shares to the Company or its Designee, as applicable, at its offices and shall execute any stock powers or other instruments as may be necessary to transfer full ownership of the Option Shares or Restricted Shares to the Company or its Designee. At the time of repurchase, the Company or its Designee shall issue their own check within ten (10) days to the Participant in an amount equal to the aggregate Repurchase Price for the Award Shares for which the Company or its Designee has exercised its right to repurchase, less any amounts required to be withheld under applicable laws. In the event of Participant’s death or Disability, the Company’s or its Designee’s right to purchase and the manner of purchase shall apply with regard to the Participant’s estate, beneficiary, administrator or personal representative.

(d) If the Company’s Common Stock is not Publicly Traded, then during the period a Participant is employed by the Company or a Subsidiary, and for six months after such Participant’s Service to the Company or a Subsidiary is terminated, such Participant shall not, except as provided in this Plan with respect to a Sale of the Company or a Corporate Event, transfer, pledge, mortgage or otherwise encumber or make any disposition of Option Shares or Restricted Shares whatsoever, whether voluntary or involuntary without the Company’s prior written consent (collectively, a “Disposition”), other than to the Company or a Designee. Any purported or attempted Disposition of shares of Common Stock made in violation of this Section 9.3(d) shall be void and of no force and effect.

(e) If (i) the Company or a Designee does not exercise its Repurchase Right as described in this Section 9.3, (ii) the Participant is not otherwise prohibited from making a Disposition of shares of Common Stock pursuant to this Plan and (iii) the Company’s Common Stock is not Publicly Traded, then if a Participant receives a written offer from any bona fide third party purchaser(s) to acquire some or all of the Option Shares of the Participant (the “Offered Shares”), and the Participant intends to accept such offer, the Participant shall first make an irrevocable offer (the “Offer”) to sell the Offered Shares to the Company. The Offer shall be written and either actually delivered or sent by certified or registered mail, return receipt requested, to the Company and shall identify the Offered Shares, the name and address of the prospective purchaser and the terms of the Offer by said prospective purchaser to purchase the Offered Shares. The date of the Offer shall be the date on which a notice containing the Offer has been actually delivered or sent to the Company. The Company or a Designee shall have the irrevocable right and option (the “Right of First Refusal”), for 60 days following the date such notice has been actually delivered or sent, to purchase the Offered Shares at the price stipulated in the Offer and, in the sole discretion of the Company or the Designee, either for cash or on the same credit terms as those contained in the Offer. If the stated price set forth in the Offer includes any property other than cash, such stated price shall be deemed to be the amount of any cash included in the stated price plus the value, as determined by the Company, of such other property included in such price. The Company or the Designee shall exercise its Right of First Refusal to purchase the Offered Shares hereunder by actual delivery to the Participant of a written notice of intent to purchase such Offered Shares or by sending such notice by certified or registered mail, return receipt requested, properly stamped and addressed to the address of the Participant. The sale and purchase shall be closed at the offices of the Company or the Designee or its counsel on such date within 30 days thereafter as the Company or the Designee shall determine. Upon the exercise of the Right of First Refusal, the Company or the Designee shall be obligated at the closing to make payment as provided above and the Participant shall be obligated at the closing to duly endorse and deliver to the Company or the Designee the certificate(s) evidencing the Offered Shares. Certificates representing the Offered Shares purchased shall be delivered by the Participant at the closing against payment. Each such certificate shall be endorsed in blank or have attached a duly executed stock power, in each case in proper form for transfer. By delivering the certificates at the closing, the Participant shall be deemed to represent (and so shall certify if requested by the Company or the Designee) that the sale of the Common Stock has been duly authorized, the certificates evidencing the Common Stock have been duly and validly endorsed and delivered for transfer to the purchaser and that the Company will receive good title to such shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders’ agreements, voting trusts, and preemptive rights.

9.4  Adjustments.  The number of shares of Common Stock authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be adjusted by the Company to reflect any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger, consolidation or exchange, a reverse merger or similar transaction which does not constitute a Sale of the Company. All adjustments permitted by this Plan shall be made by the Administrator in a manner that is intended to provide an appropriate adjustment that neither increases or decreases the value of such Award as in effect immediately prior to such corporate change, and the Administrator’s determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive for all purposes of the Plan and of each Option Agreement or other Award Agreement; provided, however, that each Incentive Option granted pursuant to the Plan shall not be adjusted in a manner that causes such Incentive Option to fail to continue to qualify as an Incentive Option without the prior consent of the Optionholder thereof.

9.5  Use of Proceeds.  The proceeds from the sale of Common Stock pursuant to Options and Restricted Shares granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

9.6  Substitution of Options.

(a) The Administrator may, without the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the new Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

(b) Options may be granted under the Plan in substitution for options held by individuals who are employees, directors or consultants of another corporation and who become Employees, Directors or Consultants of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, exchange, reorganization or similar event described in ARTICLE VI. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Administrator in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

9.7  Restrictive Legends.

(a) Certificates representing shares of Common Stock delivered pursuant to the exercise of Options and Restricted Stock Units and certificates representing Restricted Shares shall bear an appropriate legend referring to the terms, conditions and restrictions described in this Plan. Any attempt to dispose of any such shares of Common Stock or Restricted Shares in contravention of the terms, conditions and restrictions described in the Plan shall be ineffective, null and void, and the Company shall not effect any such transfer on its books.

(b) Any shares of Common Stock of the Company received by a Participant (or his or her heirs, legatees, distributees or legal representative) or any Restricted Shares received as a stock dividend on, or as a result of a stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to, shares of Common Stock received pursuant to the exercise or grant of Awards, shall be subject to the terms and conditions of the Plan and bear the same legend as the shares received pursuant to the exercise or the grant of Awards.

9.8  Market Stand-Off.  Each Option Agreement and Award Agreement shall provide that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company’s initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock acquired pursuant to this Plan without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Common Stock subject to the Market Stand-Off, or into which such Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

9.9  Notices.  Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business or sent by a nationally recognized overnight delivery service, and to the Participant at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

9.10  Prior Option Agreements.  Each Option Agreement entered into prior to the Restatement Effective Date (as hereinafter defined) is hereby amended to conform to the exercise provisions of Section 5.4 of the Plan.

9.11  Restatement Effective Date.  The Board has determined that it is in the best interest of the Company to amend and restate the Cinemark Holdings, Inc. 2006 Long Term Incentive Plan, as amended to the date hereof, as provided herein. This amendment and restatement of the Cinemark Holdings, Inc. Long Term Incentive Plan is effective as of March 27, 2008 (the “Restatement Effective Date”) and applies to all Awards heretofore granted under (i) the Cinemark, Inc. 2004 Long Term Incentive Plan, (ii) the Cinemark Holdings, Inc. 2006 Long Term Incentive Plan, as amended, and (iii) all Awards that may hereafter be made under the Plan. The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months after the Board approves the Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused this Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan, to be executed on the date specified below effective as of the 27th day of March, 2008.

CINEMARK HOLDINGS, INC.

By:	/s/ Alan W. Stock
Name:     Alan W. Stock

Title:	Chief Executive Officer

Dated: April 4, 2008

Addendum A

ADDENDUM A TO
AMENDED AND RESTATED CINEMARK HOLDINGS, INC.
2006 LONG TERM INCENTIVE PLAN
FOR GRANTS MADE TO CALIFORNIA RESIDENTS

Securities sold and options granted in California prior to the Listing Date to employees, directors, managers or consultants of Cinemark Holdings, Inc. or any of its Affiliates shall be subject to the following additional provisions, which shall be part of the Amended and Restated Cinemark Holdings, Inc. 2006 Long Term Incentive Plan. This Addendum A shall not apply to any Awards granted on or after the Listing Date.

ARTICLE I.

EXERCISE AND PURCHASE PRICE

1.1  Exercise Price Restrictions Applicable to Non-Qualified Stock Options.

(a) In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 100% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

(b) A Ten Percent Shareholder shall not be eligible for designation as an Optionholder, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant.

1.2  Purchase Price Restrictions Applicable to Restricted Shares.

(a) Each Award Agreement for Restricted Shares shall state the price at which the Stock subject to such Restricted Share Agreement may be purchased (the “Purchase Price”), which, with respect to Restricted Shares, shall be determined in the sole discretion of the Administrator; provided, however, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Common Stock on the Award date of the Restricted Stock subject to the Award Agreement.

(b) A Ten Percent Shareholder shall not be eligible for An Award Agreement for Restricted Shares unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a share of Common Stock.

(c) At the discretion of the Administrator, Restricted Shares may be awarded under the Plan in consideration of services rendered to the Company, a parent or a Subsidiary prior to the Award.

1.3  Non-Applicability.  The Exercise Price restrictions applicable to Non-Qualified Stock Options required by Section 1.1 hereof and the Purchase Price restrictions applicable to Restricted Shares required by Section 1.2 hereof shall be inoperative if (a) the shares of Stock to be issued upon payment of the Purchase Price have been registered under a then currently effective registration statement under applicable federal securities laws and the Company (i) is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, and (ii) the Company’s Stock is listed or approved for listing upon notice of issuance on a national securities exchange or on the National Market System of the Nasdaq Stock Market (or any successor to that entity), if the exchange or Nasdaq Stock Market (or its successor) has been certified by rule or order of the California Commissioner of Corporations; or (b) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

ARTICLE II.

EXERCISABILITY AND VESTING

2.1  Options.  Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. Unless a determination is made by counsel for the Company that Section 25102(o) of the

California Corporations Code no longer requires and another exemption from qualification under the California Corporations Code applies which does not require, an Option granted to an Optionholder who is not an officer of the Company, a Director or a Consultant shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

2.2  Restricted Shares.  The Restricted Shares will be forfeited immediately upon termination of Participant’s employment with the Company or one of its Subsidiaries, unless otherwise expressly provided herein or in the Award Agreement pursuant to such Restricted Shares were granted. Unless a determination is made by counsel for the Company that Section 25102(o) of the California Corporations Code no longer requires and another exemption from qualification under the California Corporations Code applies which does not require, an Award of Restricted Shares granted to an employee who is not an officer of the Company, a Director, a manager or a Consultant shall provide that the risk of forfeiture and any right to repurchase unvested stock at less than Fair Market Value shall lapse at a rate of at least 20% per year over five years from the date the Award Agreement for Restricted Shares is granted. Subject to the preceding sentence, the vesting and forfeiture provisions of any Restricted Share Award Agreement shall be determined by the Administrator, in its sole discretion.

ARTICLE III.

TERM

3.1  Term of Option.  Unless Optionholder’s Service with the Company, a parent, or Subsidiaries is terminated for Cause, in no event may the right to exercise any Option in the event of termination of Service (to the extent that the Optionholder is entitled to exercise on the date of termination of Service) be (i) less than six months from the date of termination if termination was caused by death or Disability and (ii) less than 30 days from the date of termination if termination was caused by other than death, Disability or Cause.

3.2  Limits on Post Termination Exercise.  The provisions of Section 3.1 may not (i) allow any Option to be exercised after the expiration of ten years after the date the Option is granted or (ii) preclude a Ten Percent Shareholder from receiving an ISO satisfying the requirements of Section 422(c)(5) of the Code, including without limitation, that such ISO by its terms not be exercisable after the expiration of five years from the Date of Grant.

ARTICLE IV.

REPURCHASE RIGHTS

4.1  Lapse of Repurchase Rights.  For purposes of the Repurchase Right under Section 9.3 of the Plan upon termination of Service, the Repurchase Price shall be presumptively reasonable if:

(a) In the case of vested Common Stock, it is not less than the Fair Market Value of the Common Stock to be repurchased on the date of termination of Service, and the Repurchase Right must be exercised for cash or cancellation of purchase money indebtedness for the Common Stock within 90 days of termination of Service (or in the case of Common Stock issued upon exercise of Options after the date of termination, within 90 days after the date of exercise), and the Repurchase Right terminates when the Company’s securities become Publicly Traded.

(b) In the case of unvested Common Stock, it is at the lesser of the original purchase price or Fair Market Value, provided the Repurchase Right at the original purchase price lapses at the rate of at least 20% per year over five years from the date the Option Agreement or Award Agreement for Restricted Shares is granted (without respect to the date the Option or Award Agreement was exercised or became exercisable) and the Repurchase Right must be exercised for cash or cancellation of purchase money indebtedness for the Common Stock within 90 days of termination of Service (or in the case of Common Stock issued upon exercise of Options after the date of termination, within 90 days after the date of exercise).

4.2  Additional Restrictions Permitted.  In addition to the restrictions set forth in clauses (a) and (b) of Section 4.1, the Common Stock held by an officer, a Director, a manager or a Consultant of the Company or an Affiliate may be subject to additional or greater restrictions.

ARTICLE V.

ADDITIONAL COMPLIANCE PROVISIONS

5.1  Voting Rights.  Notwithstanding anything to the contrary in the Plan, Common Stock issued pursuant to the Plan shall carry equal voting rights on all matters where such vote is required by applicable law.

5.2  Financial Information.  To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement, unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

CINEMARK HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS Thursday, May 15, 2008 10:30 a.m. CINEMARK LEGACY THEATRE 7201 Central Expressway Plano, Texas 75025 CINEMARK LOGO Cinemark Holdings, Inc. 3900 Dallas Parkway, Suite 500 Plano, Texas 75093 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 15, 2008. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below. If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, and 4. By signing the proxy, you revoke all prior proxies and appoint Alan W. Stock, Robert D. Copple, and Michael D. Cavalier, and each of them acting in the absence of the others, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions.

3 Please detach here 3 The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4. 1. Election of directors: 01 Steven P. Rosenberg 03 Enrique F. Senior Vote FOR Vote WITHHELD 02 Donald G. Soderquist 04 Roger T. Staubach all nominees from all nominees (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Approve and ratify the appointment of Deloitte & Touche, LLP; For Against Abstain 3. Approve the Cinemark Holdings, Inc. Performance Bonus Plan; For Against Abstain 4. Approve the Amended and Restated 2006 Cinemark Holdings, Inc. Long Term For Against Abstain Incentive Plan. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Address Change? Mark Box Indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.